UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2009

Structured Domestic Equity Funds
Balanced
Structured Large Cap Growth
Structured Large Cap Value
Structured Small Cap Equity
Structured Small Cap Growth
Structured Small Cap Value
Structured U.S. Equity

Goldman Sachs Structured Domestic Equity Funds

■	BALANCED

■	STRUCTURED LARGE CAP GROWTH

■	STRUCTURED LARGE CAP VALUE

■	STRUCTURED SMALL CAP EQUITY

■	STRUCTURED SMALL CAP GROWTH

■	STRUCTURED SMALL CAP VALUE

■	STRUCTURED U.S. EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Market Review	3
Portfolio Management Discussions and Performance Summaries	8
Schedule of Investments	55
Financial Statements	100
Notes to Financial Statements	108
Financial Highlights	136
Report of Independent Registered Public Accounting Firm	150
Other Information	151

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Balanced Fund invests in equity investments considered to have capital appreciation and/or dividend-paying ability and invests in fixed income securities. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign securities may be more volatile than investments in U.S. securities and will be subject to fluctuation and sudden economic and political developments. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The Goldman Sachs Structured Large Cap Growth Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Structured Large Cap Value Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Structured Small Cap Growth Fund invests primarily in a broadly diversified portfolio of small-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

The Goldman Sachs Structured Small Cap Value Fund invests primarily in a broadly diversified portfolio of small-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured U.S. Equity Fund invests primarily in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

MARKET REVIEW

Goldman Sachs Structured Domestic Equity Funds

Market Review

The financial markets experienced unprecedented levels of distress during the first half of the Fiscal year ended October 31, 2009 (the “Reporting Period”). Credit spreads1 widened dramatically in the wake of the financial crisis and volatility increased, driving many investors to the sidelines. Major retailers and automakers warned of additional sales and profit declines. Shares of large banks fell sharply through the beginning of March on speculation the government would nationalize some of the most troubled financial institutions.

Economic data released in the first quarter of 2009 underscored the severity of the U.S. recession. Data releases were extremely poor, especially in the housing and labor markets. By the end of February, home prices were down more than 30%2 from their 2006 peak and were close to their level of late 2003. Meanwhile, the U.S. unemployment rate climbed from 6.6% at the beginning of the Reporting Period to 8.9% in April 2009 — its highest level in more than 25 years. First-quarter consumer spending increased, rising to an annualized rate of 2.2% after plunging 4.3% in the fourth quarter of 2008.

The federal government announced a number of programs that received mixed reviews from investors. The Federal Reserve Board (the “Fed”) and the U.S. Treasury launched the Term Asset-Backed Securities Loan Facility (“TALF”), which is designed to provide up to $200 billion in financing for the issuance of asset-backed securities collateralized by loans. They also announced the Public-Private Investment Program (“PPIP”) for the purchase of $500 billion of legacy assets from the balance sheets of financial institutions. In total, the Fed stated it would inject $1.25 trillion into the U.S. economy through its new programs.

In addition, the Federal Reserve Bank of New York announced it would purchase up to $1.25 trillion in direct obligations of the government-sponsored enterprises, Fannie Mae, Freddie Mac and the Federal Home Loan Banks and up to $500 billion in agency mortgage-backed securities. The New York Fed also said it would purchase up to $300 billion in Treasury debt by autumn 2009.

Although the U.S. economy remained in recession during the spring of 2009, conditions seemed to improve. Existing home sales, for example, rose from April to May, suggesting the housing market could be stabilizing. Meanwhile, the four-week moving average of jobless claims declined in June, even as the unemployment rate climbed to 9.5%. Consumer spending increased, rising to an annual rate of 2.2% during the first calendar quarter. Perhaps one of the most hopeful economic signals, the Purchasing Managers’ Index, which is an indicator of the economic health of the manufacturing sector, as reported by the Institute of Supply Management, rose to 44.8 in June, which was the highest level since August 2008 and well above March 2009’s reading of 36.3. Crude oil prices moved higher.

The third calendar quarter of 2009 was notable for a streak of improving economic data. The Institute of Supply Management’s survey of factories and industries rose above 50 for the first time in 18 months in August 2009. Because a reading above 50 indicates growth in the manufacturing sector, this was one of the strongest and most hopeful pieces of evidence that the economy had begun to pull out of recession. Business inventories declined. Retail sales were also better than expected. Although some of the uptick was attributed to higher gasoline prices, the government’s “Cash for Clunkers” program also provided a boost to retail sales.

[1]	A credit spread is the difference between the yield on the debt securities of a particular corporate or sovereign bond (or a class of bonds with a specified credit rating) and the yield of similar maturity Treasury debt securities.
[2]	As measured by the S&P/Case-Shiller 20-City Composite Home Price Index.

MARKET REVIEW

In the third calendar quarter of 2009, the U.S. economy overall grew at an annualized rate of 3.5% — the first expansion since the second quarter of 2008. However, consumer spending fell 0.5% in September, reflecting consumers’ high debt levels and a weak labor market. The pace of decline in nonfarm payrolls slowed, but according to a report released after the end of the Reporting Period, the unemployment rate rose more than expected to 10.2% in October. Although commodity and energy prices rose during the Reporting Period, inflation remained subdued.

Equity Markets

The U.S. equity markets suffered steep declines in the first months of the Reporting Period, and they continued to struggle in early 2009 as persistently weak conditions delayed an economic recovery. As signs emerged that the financial crisis could be calming and economic conditions might be improving, the equity markets rallied, gaining more than 50% between March 9, 2009 and October 31, 2009. Most risk measures fell as the market rose. The VIX, a measure of stock market volatility, which had soared to an all-time high of 80.9 on November 20, 2008, ended the Reporting Period at 30.7.

Large-cap stocks outperformed small-cap stocks during the Reporting Period, mostly because of gains in the financials sector. The S&P 500 Index, a measure of large-cap stocks, climbed 9.80%, while the Russell 2000 Index, which measures the small-cap universe, rose 6.46%. The two indices secured gains of more than 58% and 78%, respectively, since their March lows through the end of the Reporting Period.

Across the capitalization spectrum, growth-oriented stocks significantly outperformed value-oriented stocks, largely on the strength of the information technology sector. The Russell 1000 Value Index, representing large cap value stocks, returned 4.78%, considerably less than the Russell 1000 Growth Index, which was up 17.51% during the Reporting Period.

Fixed Income Markets

The Fed cut the targeted federal funds rate from 1% to a range of between 0% and 0.25% in December 2008 and began to pursue unconventional easing approaches, such as making verbal commitments to maintaining low rates and buying assets to try to stimulate demand.

During the first half of the Reporting Period, most sectors of the bond market outperformed U.S. Treasuries. Toward the end of the Reporting Period, corporate bonds performed particularly well as market participants showed a renewed appetite for risky assets. Residential mortgage-backed securities turned in strong performance in response to steady buying by the Fed. On the negative side were commercial mortgage-backed securities (CMBS), which underperformed Treasuries as a result of ongoing refinancing challenges and a dearth of investor demand. The yield on the 10-year Treasury note was volatile during the first half of the Reporting Period, decreasing from 3.95% to 3.12%.

At the beginning of April 2009, what is known as the TED spread, which is the difference in yield between 3-month LIBOR3 and 3-month U.S. Treasuries and a common measure of financial stress, stood at about 0.50%. This was the lowest reading of the TED spread since

[3]	LIBOR, or London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

MARKET REVIEW

the middle of 2007, before the credit crisis hit in earnest. Interest rates rose during most of the second calendar quarter, but reversed course in the final weeks of June as heavy supply was well absorbed. In the third calendar quarter, interest rates were relatively stable and even declined slightly, aided by continued signs of easy monetary policy. In a statement following its September meeting, the Fed stated that it “continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

During the last months of the Reporting Period, investors showed a strong appetite for risky assets, and all non-Treasury sectors added to their calendar year-to-date outperformance versus Treasuries. Investment grade bonds staged a remarkable rally as credit spreads, or the difference in yields between corporate bonds and duration-equivalent Treasury securities, tightened in response to positive economic data, favorable supply and demand technicals, and investors’ growing risk appetite. Although investment grade issuance was robust throughout the rally, supply was unable to keep up with demand. The correlation (or, the tendency to move in tandem) between the highest- and lowest-quality credits decreased as lower-quality credits made the largest gains. U.S. mortgages turned in a solid performance as agency securities continued to benefit from robust government demand. In line with other relatively risky assets, credit-sensitive mortgages performed well. Meanwhile, non-agency mortgage securities, especially prime mortgages, rallied from lows reached during the first quarter of 2009 in anticipation of U.S. government’s PPIP and indications the residential housing market might be stabilizing. CMBS outperformed Treasuries as investors purchased CMBS bonds eligible for the U.S. government’s TALF. There was also strong demand for Re-REMICs, which are pools of commercial mortgage-backed securities that tend to have higher credit enhancement on senior tranches. However, the commercial real estate market remained extremely weak with the Moody’s/REAL National All Property Type Aggregate Index about 30% below its late 2007 peak.

Looking Ahead

Equity Markets

In the coming months, we strongly believe investors will use fundamentally-based criteria to build their portfolios. That is, investors will choose to overweight those stocks with less expensive valuations, higher quality earnings and higher profitability. Less expensive stocks and stocks with good momentum are likely, in our view, to outperform those that are expensive or have poor momentum.

Our focus will remain on companies with strong fundamentals, sustainable earnings and good management. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or size allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long run. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

MARKET REVIEW

Fixed Income Markets

In our view, the U.S. economy will likely continue to rebound in the months ahead, but the sustainability of the recovery remains an open question. We believe that most of the economic growth during the second half of 2009 is being driven by temporary factors, including government spending, corporate cost-cutting and inventory rebuilding. If these sources of growth begin to fade in 2010, consumer spending and/or business investment may be needed to sustain the recovery. We believe prospects for consumption are still the key, because we see little potential for business investment to be a strong source of growth unless end-demand improves. While retail sales saw an uptick, with help from a temporary boost to auto sales with the “Cash for Clunkers” program and from higher gas prices, we think sustainable growth in consumer spending will depend largely on whether improvements in the job market and housing prices can continue. The pace of job cuts has slowed significantly, but U.S. employment remains very weak and the unemployment rate may well continue to rise. We believe the job market will continue to stabilize in the coming months, with unemployment peaking at slightly more than 10%. Still, the ongoing decline in hourly earnings suggests the job market will remain a challenge for consumers for some time to come.

As with employment, housing prices have stabilized in recent months but we believe they probably have further downside risk. In our view, home price gains during the Reporting Period were exaggerated by a summer seasonal boost combined with foreclosure moratoria earlier in the year that temporarily reduced the supply of foreclosed homes being sold at distressed prices. We expect home prices to decline again during the winter of 2009-2010 given the typical drop in demand during winter months. Pent-up foreclosure supply is also likely to hit the market during the same months. Housing affordability has improved dramatically, particularly in markets like California that led the downturn. We believe that seasonal effects may well turn positive again after the winter, and we expect the California market to establish a true bottom in the spring of 2010, with other markets to follow. Considering the overall stabilization anticipated in housing prices and employment, as well as the continuing challenges in both sectors, we think consumption is likely to improve but remain rather subdued over the near term.

With a somewhat longer-term perspective, we believe the U.S. economy may expand at a year-over-year rate of about 2.4% over the next 12 months, slightly below the consensus forecast of 2.6%. We anticipate inflation of about 1.4% over the same period, which is also below the consensus forecast of about 1.8%.

In the near-term, the risks to our view ahead are probably tilted to the upside. The recovery appears to have gained momentum, and rebounds after a severe recession tend to exceed expectations. Over the longer term, we continue to see the possibility of higher inflation given the unprecedented amount of monetary and fiscal stimulus, but we see little potential for hyperinflation. For its part, the Fed has stated that “substantial resource slack is likely to dampen cost pressures, and the Committee expects that inflation will remain subdued for some time.”

GOLDMAN SACHS BALANCED FUND

What Differentiates Goldman Sachs’
Balanced Fund Investment Process?

The Balanced Fund invests in a diversified investment portfolio through an asset allocation process of strategically selecting different asset classes — such as stocks and bonds. The Fund then adjusts its holdings over time. Goldman Sachs’ approach to asset allocation combines our global presence, market knowledge and risk management expertise.

The Goldman Sachs Balanced Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds

Fully invested, well-diversified portfolio that:

■ Maintains style, sector, risk and capitalization characteristics similar to the benchmark.

■ Offers broad access to a clearly defined equity universe.

■ Aims to generate equity income that is consistent and repeatable.

In quantitative investing, we have a systematic and disciplined approach to investing. We have developed our own process-specific daily risk model that evaluates risk for more than 10,000 U.S. stocks daily. Our portfolio construction process uses this model in its attempt to manage and allocate portfolio risk.

In fixed income investing, we believe that a total return investment philosophy provides the most complete picture of performance. We emphasize fundamental credit expertise. Our group scrutinizes factors that could impact a bond’s performance over time — similar to the evaluation of company stocks. Additionally, we identify, monitor and measure a fund’s risk profile.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Quantitative Investment Strategies Group: A group of investment professionals with over 17 years of investment experience and a strong commitment to quantitative research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

PORTFOLIO RESULTS

Goldman Sachs Balanced Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team and the Goldman Sachs Fixed Income Investment Management Team discuss the Fund’s performance and positioning for the twelve-month period ended October 31, 2009.

Q	How did the Goldman Sachs Balanced Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, and Institutional Shares generated cumulative total returns, without sales charges, of 15.32%, 14.41%, 14.43% and 15.76%, respectively. These returns compare to the 9.80%, 13.79% and 13.26% cumulative total return of the Fund’s benchmarks, the S&P 500 Index (with dividends reinvested), the Barclays Capital Aggregate Bond Index and the blended index comprised of 60% S&P 500 Index (with dividends reinvested) and 40% Barclays Capital U.S. Aggregate Bond Index, during the same period.

Q	How did the Fund’s asset allocation affect performance?

A	In keeping with our investment approach, we split the Fund’s assets between equity and fixed income securities, targeting 60% equities and 40% fixed income. At the beginning of the Reporting Period, the Fund was invested 59% in equities and 41% in fixed income. However, because of wild swings in the equity markets during the Reporting Period, the Fund drifted from our target split with the allocation to equities falling to almost 50% at one point in February. The timing of our rebalance was fortuitous, and we attribute about 70 basis points, or 0.70%, of the Fund’s total annual return to the impact of the market-driven shift in the Fund’s target asset allocation. As of October 31, 2009, the Fund was invested 60% in equities and 37% in fixed income.

Q	Did equity sector allocation overall help or hurt the Fund’s performance?

A	In investing the equity portion of the Fund’s portfolio, we invest in higher dividend-paying names within industries and sectors, rather than on making industry or sector bets. Consequently, its industry and sector weights are similar to those of its equity benchmark, the S&P 500 Index, and they do not usually have a meaningful impact on relative performance.

However, because of the market decline and its sector allocation drift, the Fund benefited in relative terms during the Reporting Period from its position in the materials, consumer staples and telecommunication services sectors, while holdings in the financials, consumer discretionary and health care sectors detracted from relative performance.

Q	What key factors had the greatest impact on the Fund’s equity portfolio results during the Reporting Period?

A	In our stock selection process, we use a unique, proprietary risk model that tracks and manages risk in the portfolio. We also integrate tax considerations into our investment decisions.

Importantly, we generally favor stocks offering a high dividend yield. We believe the Fund’s bias towards higher dividend-paying stocks was generally helpful during the Reporting Period, as many of these stocks held up a little better during the severe market decline. In the case of financial stocks, we overrode the model for a period of time, choosing stocks based on their risk characteristics rather than for their higher dividend yield. (A stock’s dividend yield is its most recent dividend divided by its current share price.) Given the drastic decline in the share prices of some of these financial stocks, we believed their quoted dividend yields were sometimes unrealistic. Overall, the decline in equity prices also led to a modest increase in the Fund’s average dividend yield. At the end of the Reporting Period, the dividend yield of the equity portion of the Fund was 2.85%, which was higher than the 2.25% dividend yield of the S&P 500 Index.

Q	Among individual holdings, which stocks contributed most to the Fund’s returns?

A	The Fund benefited from overweighted positions in beverage maker Anheuser-Busch InBev NV, equipment manufacturer Caterpillar Inc. and mining company Southern Copper Corp.

During the Reporting Period, we also took steps to enhance our diversification within the financials sector and sold names we viewed as bankruptcy risks.

PORTFOLIO RESULTS

Q	What individual stocks detracted from the Fund’s results during the Reporting Period?

A	Detractors from the Fund’s relative results included retailer Foot Locker, financial services firm Wells Fargo & Co. and pharmaceutical manufacturer Baxter International.

Q	Which fixed income market sectors most significantly affected the Fund’s performance during the Reporting Period?

A	The Fund’s overweighted position in non-agency adjustable-rate mortgages (ARMs) was the largest contributor to its relative returns. Non-agency ARMs benefited from improved supply and demand technicals and were further boosted by the release of details indicating support of the sector within the highly anticipated Public-Private Investment Program (PPIP) and signs the housing market was stabilizing.

The Fund benefited from a negative basis position in which the portfolio was long corporate cash bonds and short synthetics. During the Reporting Period, the spread (or, difference in yields) between corporate cash bonds and synthetics narrowed, reaching historic levels in late 2008 and increasing the basis risk. Basis risk is the risk that offsetting investments in a hedging strategy will not experience price changes in entirely opposite directions from each other. This imperfect correlation between the two investments creates the potential for excess gains or losses in a hedging strategy, thus adding risk to the position.

An overweight in investment grade corporate bonds was also a plus. During the Reporting Period, the Barclays Capital Corporate Index outperformed duration-matched Treasuries by 24.25%.

Effective issue selection within government and agency securities, driven by our preference for the Treasury Inflation Protected Securities (TIPS) sector, proved advantageous, as breakeven spreads widened during the Reporting Period. Breakeven spreads are the differences in yields between non-inflation protected, or nominal, Treasury securities and TIPS.

Our issue selection within emerging markets debt, which is not represented in the Barclays Capital U.S. Aggregate Bond Index, also enhanced results, particularly the Fund’s exposure to Mexico and Brazil.

Detracting from the Fund’s results was our issue selection within investment grade corporate bonds, especially in the financials sector. Security selection among non-agency ARMs also detracted.

Q	What was the Fund’s duration strategy during the Reporting Period?

A	Within the fixed income portfolio, the Fund held a long duration position relative to the Barclays Capital U.S. Aggregate Bond Index at the beginning of the Reporting Period. This positioning proved advantageous in the final months of 2008 as interest rates fell amid an extreme flight to quality. In early 2009 and through the end of the Reporting Period, a shift to a short duration position added to results. During those months, interest rates rose on concern about the heavy issuance of Treasury securities needed to fund the federal government’s various stimulus measures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	What changes did you make to the Fund’s fixed income weightings during the Reporting Period and how did it affect performance?

A	As mentioned above, during the Fund’s annual period, we shortened the duration position of the fixed income portfolio relative to the Barclays Capital U.S. Aggregate Bond Index. We also reduced its exposure to agency pass-through mortgages, offsetting it with an increase in the Fund’s exposure to quasi-government bonds. We decreased the Fund’s overweighted positions in asset-backed securities and non-agency ARMs, adding to its cash position. Because of credit downgrades in the corporate and non-agency mortgage markets, the Fund’s holdings of BBB-rated and high-yield bonds increased during the Reporting Period.

Q	What is management’s equity strategy for the months ahead?

A	The Goldman Sachs Quantitative Investment Strategies Equity Team manages the equity portion of the Fund’s portfolio. The Team seeks to provide investors with a broad diversified exposure to the U.S. large-cap equity

PORTFOLIO RESULTS

market. It does not make size or sector bets. Rather, it favors stocks with higher dividends within each industry. Its portfolio construction process integrates tax considerations into its investment decisions. The group uses a unique, proprietary risk model in its stock selection process. It believes this risk model can be beneficial as it identifies, tracks and manages risk in the portfolio.

The equity portion of the Fund continues to be broadly diversified. At the end of the Reporting Period, its industry and sector weights were similar to those of the S&P 500 Index. We intend to maintain our focus on stocks with high dividend yields. With interest rates so low, we expect investors will continue to find these stocks desirable.

Q	What is the Fund’s tactical view and strategy for the fixed income markets looking ahead?

A	As of October 31, 2009, we are targeting a short duration position in the five-year part of the U.S. fixed income yield curve relative to the Barclays Capital U.S. Aggregate Bond Index. We also remain cautious about longer-maturity Treasury yields, as we expect bond supply to continue rising, driven by continued economic stimulus spending. In agency mortgages, we plan to maintain a moderately underweighted position. Despite very strong near-term market technicals, conditions which are supported by the Fed’s purchase programs, we do not think valuations adequately compensate investors for the risk and uncertainty we anticipate in the months ahead.

We also favor a small overweight in investment-grade corporate bonds. Despite the corporate bond rally, we believe spreads (or, differences in yields) remain high relative to potential defaults. In our view, liquidity pressures and economic indicators suggest non-financial corporate defaults could reach extremely elevated levels. Within financials, the breadth of the federal government’s fiscal measures has dramatically reduced systemic risk. We believe this has positive implications for the corporate market as whole because the broad economy depends on a healthy financial sector.

At the end of the Reporting Period, we maintained a small position in high yield bonds, which are not represented in the Barclays Capital U.S. Aggregate Bond Index. We believe high yield corporate bond returns are likely to remain volatile until there is clarity on the strength of the recovery in the U.S. and the global economy. That said, we believe the stronger equity markets will continue to provide support for higher recovery values and aid in debt repayment through initial public offerings and share issuances.

In emerging markets debt, we have adopted a neutral weighting relative to the fixed income portfolio’s benchmark index. The global recession has adversely affected emerging economies with industrial production and export growth particularly hard hit. Local currencies are also weaker, buffering the impact of the slowdown in trade and global growth.

FUND BASICS

Balanced Fund
as of October 31, 2009

PERFORMANCE REVIEW

			Barclay’s Capital	S&P (60%) Barclay’s
November 1, 2008–	Fund Total Return	S&P 500	Aggregate	Capital Aggregate
October 31, 2009	(based on NAV)[1]	Index[2]	Bond Index[3]	(40%) Blended Index[4]

Class A	15.32%	9.80%	13.79%	13.26%
Class B	14.41	9.80	13.79	13.26
Class C	14.43	9.80	13.79	13.26
Institutional	15.76	9.80	13.79	13.26

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The Barclay’s Capital Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage- backed and asset-backed securities. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.
[4]	The S&P 500 (60%)/Barclays Capital Aggregate (40%) is a blended index comprised of 60% S&P 500 Index (with dividends reinvested) and 40% Barclays Capital U.S. Aggregate Bond Index. The index is unmanaged and the figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS5

For the period ended 9/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-2.90%	1.62%	1.99%	5.61%	10/12/94
Class B	-3.05	1.60	1.80	3.82	5/1/96
Class C	1.02	2.01	1.81	1.86	8/15/97
Institutional	3.25	3.39	3.10	3.11	8/15/97

[5]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.05%	1.29%
Class B	1.80	2.04
Class C	1.80	2.04
Institutional	0.65	0.89

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN EQUITY HOLDINGS AS OF 10/31/097

Holding	% of Net Assets	Line of Business

Apple, Inc.	1.8%	Computers & Peripherals
Exxon Mobil Corp.	1.7	Oil, Gas & Consumable Fuels
Pfizer, Inc.	1.4	Pharmaceuticals
Intel Corp.	1.3	Semiconductors & Semiconductor Equipment
Oracle Corp.	1.3	Software
Microsoft Corp.	1.2	Software
The Procter & Gamble Co.	1.1	Household Products
Cisco Systems, Inc.	1.1	Communications Equipment
Bristol-Myers Squibb Co.	1.1	Pharmaceuticals
The Coca-Cola Co.	1.1	Beverages

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

EQUITY SECTOR ALLOCATIONS AS OF 10/31/098

Percentage of Equity Investments

[8]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of the total value of the investment (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represents 0.8% of the Fund’s net assets at October 31, 2009.

FUND BASICS

FIXED INCOME SECTOR ALLOCATIONS9

Percentage of Fixed Income Investments

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. Short-term investments include repurchase agreements and represents 2.8% and 2.3% of the Fund’s net assets at October 31, 2009 and October 31, 2008, respectively.
[10]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or the Foreign Government Guarantee Program and are backed by the full faith and credit of the United States or the federal government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
[11]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

GOLDMAN SACHS BALANCED FUND

Performance Summary
October 31, 2009

The following graph shows the value, as of October 31, 2009, of a $10,000 investment made on November 1, 1999 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmarks, the Standard and Poor’s 500 Index (“S&P 500 Index”), and the Barclays Capital Aggregate Bond Index (“BCAB Index”), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C and Institutional Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Balanced Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1999 through October 31, 2009.

Average Annual Total Return through October 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced October 12, 1994)
Excluding sales charges	15.32%	2.44%	2.19%	5.96%
Including sales charges	8.99%	1.29%	1.62%	5.57%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	14.41%	1.68%	1.43%	3.77%
Including contingent deferred sales charges	9.28%	1.27%	1.43%	3.77%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	14.43%	1.68%	1.43%	1.82%
Including contingent deferred sales charges	13.40%	1.68%	1.43%	1.82%

Institutional (Commenced August 15, 1997)	15.76%	3.06%	2.72%	3.07%

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

What Differentiates Goldman Sachs’
Structured Domestic Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (GSAM), Structured Equity combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from Traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

■ Comprehensive — We calculate expected excess returns for more than 5,000 stocks on a daily basis.

■ Rigorous — We evaluate stocks based on fundamental investment criteria that have outperformed historically.

■ Objective — Our stock selection process is free from the emotion that may lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■ We use a unique, proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

■ Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■ Offer broad access to a clearly defined equity universe.

■ Generate excess returns that are positive, consistent and repeatable.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Enhancements Made to Proprietary Quantitative Model
During the One-Year Period Ended October 31, 2009

We continuously look for ways to improve our investment process. Accordingly, during the Reporting Period, we introduced a number of enhancements to the proprietary quantitative model we use in the various structured domestic equity funds. During the fourth quarter of 2008, we expanded the signals within our Momentum theme to exploit cross-company linkages. Using new data sources, we identified additional lead-lag effects among groups of stocks through which stock returns for one group of companies can help our model predict the stock returns of economically related companies. We added a new factor during the first quarter of 2009, further extending our Momentum theme to additional relationships across firms.

We made these enhancements because we found that investors take time to incorporate into their decision-making company specific information and information about related companies. Our research has shown that a company’s stock returns tend to lag information about other companies. As part of our stock selection process, we identify these lead-lag relationships between companies in the same industry and between companies across linked industries. Furthermore, because our new cross-company component captures investor under-reaction to different news (that is, cross-company versus company-specific), it has a low correlation to the prior components of our Momentum theme. We have found these new signals effective in multiple regions and over different historical time periods.

In addition, we have recalibrated some of our signals so our models can react more quickly to market conditions. For example, we have adjusted the mix of older and newer information to improve their effectiveness in situations such as the crowding4 that occurred during 2007 and 2008.

We introduced an enhanced risk model during the second quarter of 2009. Its key features are the dynamic adjustment of volatility decay rates based on the market environment, the separation of factor exposures into different lag effects and the inclusion of short interest as a control factor. This enhanced model should give us the ability to react to changing markets in a timelier manner, helping us avoid stale exposures and control the portfolios’ active exposure to heavily shorted companies.

[4]	Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Changes Made to the Team’s Management

Mark Carhart and Ray Iwanowski, formerly co-heads of Quantitative Investment Strategies (QIS), have retired, each to pursue separate personal and professional objectives. Giorgio De Santis, co-head of QIS Research, also decided to retire.

Katinka Domotorffy, Head of Strategy for QIS, has assumed the role of Chief Investment Officer (CIO) and Head of QIS. Since joining Goldman Sachs in 1998, she has been a senior portfolio manager, researcher and strategist with the QIS team. Kent Daniel, senior portfolio manager and co-head of QIS Research, has joined Katinka as co-CIO of the equity business.

Robert Jones is stepping down as co-CIO of the Quantitative Equity Business and is becoming an Advisory Director of Goldman Sachs.

Bill Fallon, senior portfolio manager, has joined Katinka as co-CIO of our macro/fixed income strategies and will also serve as co-head of Research.

Carolina Minio-Paluello, formerly Head of Global Client Portfolio Management and Product Strategy for QIS, has accepted a new opportunity within the firm. Gary Chropuvka, Managing Director, will assume Carolina’s responsibilities. Gary has been with the QIS team for more than 10 years and has extensive experience working with U.S. clients.

We also welcomed six new analysts and an associate to the team during the third quarter of 2009. Among them are Takashi Suwabe and Hernan Otero. Takashi Suwabe, Vice President, specializes in the development of new proprietary signals for equities in both the developed and emerging markets. Hernan Otero, Vice President, specializes in the development and enhancement of the QIS algorithmic trading platform.

Quantitative Investment Strategies (QIS) employs a globally integrated team for over 120 professionals including portfolio management, portfolio construction, research, client portfolio management and trading. Additionally, the team works with over 30 dedicated information technology team members.

PORTFOLIO RESULTS

Goldman Sachs Structured Large Cap Growth Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the twelve-month period ended October 31, 2009.

Q	How did the Goldman Sachs Structured Large Cap Growth Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 13.42%, 12.52%, 12.52%, 13.75%, 13.29%, 13.65% and 13.21%, respectively. These returns compare to the 17.51% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund underperformed during the annual period with our Momentum and Quality themes hurting results the most. The Momentum theme predicts drift in stock prices caused by under-reaction to company-specific information. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management, which assesses the characteristics, policies and strategic decisions of company management, also detracted from relative performance, though to a lesser extent.

Valuation, Sentiment and Profitability were the best-performing themes during the Reporting Period. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. The Profitability theme assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell 1000 Growth Index, in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Russell 1000 Growth Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock picks detracted from the Fund’s relative performance.

Q	Which stock positions contributed the most to the Fund’s relative returns during the annual period?

A	Stock selection in the information technology, telecommunication services and health care sectors benefited the Fund’s results versus its benchmark index. Overweighted positions in software maker Microsoft Corp. and petroleum company Tesoro Corp. particularly added to the Fund’s relative performance. We chose to overweight Microsoft Corp. because of our positive views on Profitability and Momentum. Our positive views on Profitability

PORTFOLIO RESULTS

and Valuation led us to overweight Tesoro Corp. An underweighted position in household product-maker The Procter & Gamble Co., assumed because of our negative views on Profitability and Sentiment, was also a significant relative contributor during the Reporting Period.

Q	Which individual positions detracted from the Fund’s results during its Reporting Period?

A	Security selection in the consumer discretionary, financials and materials sectors hampered the Fund’s relative results. Detracting most was an underweighted position in supplemental insurance provider Aflac, Inc. and overweighted positions in discount retailer Family Dollar Stores Inc. and pharmaceutical company Biogen Idec Inc. Our negative views on Valuation and Momentum led us to underweight Aflac, Inc. The Fund was overweight Family Dollar Stores Inc. because of our positive views on Profitability and Sentiment and Biogen Idec Inc. because of our positive views on Profitability and Quality.

Q	What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

A	As of October 31, 2009, the Fund was overweight the information technology, consumer discretionary, materials and energy sectors relative to the Russell 1000 Growth Index. The Fund was underweight utilities, industrials, consumer staples, telecommunication services, health care and financials relative to its benchmark index at the end of the Reporting Period.

FUND BASICS

Structured Large Cap Growth Fund
as of October 31, 2009

PERFORMANCE REVIEW

November 1, 2008–October 31, 2009	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	13.42%	17.51%
Class B	12.52	17.51
Class C	12.52	17.51
Institutional	13.75	17.51
Service	13.29	17.51
Class IR	13.65	17.51
Class R	13.21	17.51

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-10.09%	-2.84%	-4.49%	0.73%	5/1/97
Class B	-10.23	-2.87	-4.68	0.43	5/1/97
Class C	-6.45	-2.48	-4.68	-0.92	8/15/97
Institutional	-4.54	-1.32	-3.55	1.58	5/1/97
Service	-4.92	-1.76	-4.02	1.10	5/1/97
Class IR	-4.62	N/A	N/A	-16.33	11/30/07
Class R	-4.95	N/A	N/A	-16.68	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.10%
Class B	1.70	1.85
Class C	1.70	1.85
Institutional	0.55	0.70
Service	1.05	1.20
Class IR	0.70	0.85
Class R	1.20	1.35

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/095

Holding	% of Net Assets	Line of Business

Microsoft Corp.	7.3%	Software
Lorillard, Inc.	3.1	Tobacco
Cisco Systems, Inc.	2.6	Communications Equipment
Intel Corp.	2.4	Semiconductors & Semiconductor Equipment
Eli Lilly & Co.	2.4	Pharmaceuticals
Seagate Technology	2.4	Computers & Peripherals
Wal-Mart Stores, Inc.	2.3	Food & Staples Retailing
United Parcel Service, Inc. Class B	2.1	Air Freight & Logistics
Accenture PLC	2.0	IT Services
Google, Inc.	2.0	Internet Software & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 5.6% of the Fund’s net assets at October 31, 2009.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Performance Summary
October 31, 2009

The following graph shows the value, as of October 31, 2009, of a $10,000 investment made on November 1, 1999 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Large Cap Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1999 through October 31, 2009.

Average Annual Total Return through October 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced May 1, 1997)
Excluding sales charges	13.42%	–2.19%	–4.69%	1.04%
Including sales charges	7.19%	–3.29%	–5.22%	0.58%

Class B (Commenced May 1, 1997)
Excluding contingent deferred sales charges	12.52%	–2.95%	–5.41%	0.27%
Including contingent deferred sales charges	7.52%	–3.34%	–5.41%	0.27%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	12.52%	–2.95%	–5.41%	–1.07%
Including contingent deferred sales charges	11.52%	–2.95%	–5.41%	–1.07%

Institutional Class (Commenced May 1, 1997)	13.75%	–1.79%	–4.30%	1.42%

Service Class (Commenced May 1, 1997)	13.29%	–2.24%	–4.76%	0.94%

Class IR (Commenced November 30, 2007)	13.65%	n/a	n/a	–16.49%

Class R (Commenced November 30, 2007)	13.21%	n/a	n/a	–16.83%

PORTFOLIO RESULTS

Goldman Sachs Structured Large Cap Value Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the twelve-month period ended October 31, 2009.

Q	How did the Goldman Sachs Structured Large Cap Value Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 0.37%, −0.42%, −0.36%, 0.67%, 0.28%, 0.65% and 0.26%, respectively. These returns compare to the 4.78% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use the model’s six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund underperformed during the annual period, with Profitability, Quality and Sentiment hurting results the most. Profitability assesses whether a company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. Our other three themes — Momentum, Valuation and Management — also detracted from performance, though to a lesser extent.

Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Management assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell 1000 Value Index, in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Russell 1000 Value Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock picks detracted from the Fund’s performance versus its benchmark index.

Q	Which stock positions contributed the most to the Fund’s relative returns during its Reporting Period?

A	The Fund’s investments in the telecommunication services, consumer staples and industrials sectors added to its relative results. In particular, the Fund benefited from overweighted positions in global food and agribusiness company Bunge Ltd., financial giant Citigroup Inc. and media and entertainment conglomerate Time Warner Inc. We chose to overweight Bunge Ltd. as a result of our positive views on Profitability and Momentum while our positive views of Valuation and Quality led us to overweight Citigroup Inc. and Time Warner Inc.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Stock picks in the financials, materials and energy sectors dampened the Fund’s relative performance. Overweighted positions in supplemental insurer Aflac, Inc. and discount retailer Family Dollar Stores Inc. particularly detracted from relative performance. The Fund was overweight Aflac, Inc. because of our positive views on Sentiment and Profitability, while our positive views of Profitability and Sentiment led us to overweight Family Dollar Stores Inc. The Fund is prohibited from holding financial services company Goldman Sachs Group, which hindered results.

Q	What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

A	As of October 31, 2009, the Fund was overweight the information technology, consumer discretionary, energy, materials, financials and health care sectors relative to the Russell 1000 Value Index. The Fund was underweight the utilities, telecommunication services, consumer staples and industrials sectors relative to its benchmark index at the end of the Reporting Period.

FUND BASICS

Structured Large Cap Value Fund
as of October 31, 2009

PERFORMANCE REVIEW

November 1, 2008–October 31, 2009	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]

Class A	0.37%	4.78%
Class B	-0.42	4.78
Class C	-0.36	4.78
Institutional	0.67	4.78
Service	0.28	4.78
Class IR	0.65	4.78
Class R	0.26	4.78

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-19.18%	-2.98%	0.19%	0.51%	12/31/98
Class B	-19.35	-3.00	0.00	0.26	12/31/98
Class C	-15.99	-2.61	0.01	0.28	12/31/98
Institutional	-14.10	-1.48	1.16	1.42	12/31/98
Service	-14.55	-1.97	0.66	0.93	12/31/98
Class IR	-14.32	N/A	N/A	-19.18	11/30/07
Class R	-14.73	N/A	N/A	-19.55	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their Shares for Class B Shares of certain other Goldman Sachs Funds).

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.05%
Class B	1.70	1.80
Class C	1.70	1.80
Institutional	0.55	0.65
Service	1.05	1.15
Class IR	0.70	0.80
Class R	1.20	1.30

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/095

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	4.9%	Oil, Gas & Consumable Fuels
AT&T, Inc.	3.2	Diversified Telecommunication Services
Chevron Corp.	3.2	Oil, Gas & Consumable Fuels
ConocoPhillips	3.1	Oil, Gas & Consumable Fuels
Wells Fargo & Co.	2.9	Commercial Banks
Bank of America Corp.	2.8	Diversified Financial Services
Devon Energy Corp.	2.8	Oil, Gas & Consumable Fuels
Pfizer, Inc.	2.7	Pharmaceuticals
JPMorgan Chase & Co.	2.6	Diversified Financial Services
Time Warner, Inc.	2.4	Media

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 13.1% of the Fund’s net assets at October 31, 2009.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Performance Summary
October 31, 2009

The following graph shows the value, as of October 31, 2009, of a $10,000 investment made on November 1, 1999 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1999 through October 31, 2009.

Average Annual Total Return through October 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced December 31, 1998)
Excluding sales charges	0.37%	–2.68%	–0.09%	0.74%
Including sales charges	–5.14%	–3.77%	–0.65%	0.22%

Class B (Commenced December 31, 1998)
Excluding contingent deferred sales charges	–0.42%	–3.42%	–0.83%	–0.02%
Including contingent deferred sales charges	–5.40%	–3.81%	–0.83%	–0.02%

Class C (Commenced December 31, 1998)
Excluding contingent deferred sales charges	–0.36%	–3.41%	–0.82%	–0.01%
Including contingent deferred sales charges	–1.36%	–3.41%	–0.82%	–0.01%

Institutional Class (Commenced December 31, 1998)	0.67%	–2.30%	0.31%	1.13%

Service Class (Commenced December 31, 1998)	0.28%	–2.78%	–0.18%	0.64%

Class IR (Commenced November 30, 2007)	0.65%	n/a	n/a	–19.65%

Class R (Commenced November 30, 2007)	0.26%	n/a	n/a	–20.00%

PORTFOLIO RESULTS

Goldman Sachs Structured Small Cap Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the twelve-month period ended October 31, 2009.

Q	How did the Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 6.70%, 6.01%, 5.98%, 7.13%, 6.62%, 7.09% and 6.61%, respectively. These returns compare to the 6.46% cumulative total return of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, most of the Fund’s share classes outperformed the benchmark index during the Reporting Period (the Class B and Class C shares underperformed) with our Momentum theme contributing the most to relative results. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Also enhancing relative performance were Sentiment and Quality. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Valuation, which attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value, added to relative returns, though to a lesser extent.

The largest detractor during the Reporting Period was our Profitability theme. Profitability assesses whether a company is earning more than its cost of capital. Management, which assesses the characteristics, policies and strategic decisions of company management, also slowed returns.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell 2000 Index, in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Russell 2000 Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

Q	Which positions contributed the most to the Fund’s relative returns during its Reporting Period?

A	Stock picks in the energy, industrials and consumer staples sectors added to the Fund’s relative results. In particular, the Fund held overweighted positions in lawn and garden products manufacturer Central Garden & Pet Co., business services provider MPS Group Inc. and Tivo Inc., which supplies technology and services for digital video recorders. We chose to overweight Central Garden & Pet Co. because of our positive views on Quality and Valuation. The Fund’s overweighted position in MPS Group Inc. was assumed because of our positive views on Profitability and Quality, while the overweight in Tivo Inc. was the result of our positive views on Profitability and Sentiment.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Investments in the consumer discretionary, materials and health care sectors slowed relative progress. Particularly detracting were overweighted positions in commercial bank Cathay General Bancorp, biotechnology company Emergent Biosolutions, Inc. and banking and financial services firm Susquehanna Bancshares Inc. The Fund was overweight Cathay General Bancorp because of our positive views on Valuation and Quality, while its overweighted position in Emergent Biosolutions, Inc. was the result of our positive views on Profitability and Management. The Fund was overweight Susquehanna Bancshares Inc. because of our positive views on Valuation and Profitability.

Q	What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

A	As of October 31, 2009, the Fund was overweight the information technology, materials, health care and energy sectors relative to the Russell 2000 Index. It was underweight the utilities, industrials, telecommunication services and consumer discretionary sectors versus the benchmark index. The Fund was relatively neutral in the financials and consumer staples sectors at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Equity Fund
as of October 31, 2009

PERFORMANCE REVIEW

November 1, 2008–October 31, 2009	Fund Total Return (based on NAV)[1]	Russell 2000 Index[2]

Class A	6.70%	6.46%
Class B	6.01	6.46
Class C	5.98	6.46
Institutional	7.13	6.46
Service	6.62	6.46
Class IR	7.09	6.46
Class R	6.61	6.46

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-14.27%	-3.13%	2.76%	2.50%	8/15/97
Class B	-14.50	-3.12	2.57	2.22	8/15/97
Class C	-10.97	-2.74	2.58	2.24	8/15/97
Institutional	-9.02	-1.63	3.75	3.38	8/15/97
Service	-9.43	-2.12	3.23	2.88	8/15/97
Class IR	-9.19	N/A	N/A	-11.86	11/30/07
Class R	-9.46	N/A	N/A	-12.20	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their Shares for Class B Shares of certain other Goldman Sachs Funds).

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.36%
Class B	2.00	2.11
Class C	2.00	2.11
Institutional	0.85	0.96
Service	1.35	1.46
Class IR	1.00	1.11
Class R	1.50	1.61

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/095

Holding	% of Net Assets	Line of Business

Realty Income Corp.	0.9%	Real Estate Investment Trusts
PDL BioPharma, Inc.	0.9	Biotechnology
Highwoods Properties, Inc.	0.9	Real Estate Investment Trusts
International Bancshares Corp.	0.9	Commercial Banks
IDEXX Laboratories, Inc.	0.8	Health Care Equipment & Supplies
PharMerica Corp.	0.8	Health Care Providers & Services
World Fuel Services Corp.	0.8	Oil, Gas & Consumable Fuels
American Campus Communities, Inc.	0.8	Real Estate Investment Trusts
HNI Corp.	0.7	Commercial Services & Supplies
Kaiser Aluminum Corp.	0.7	Metals & Mining

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 23.3% of the Fund’s net assets at October 31, 2009.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Performance Summary
October 31, 2009

The following graph shows the value, as of October 31, 2009, of a $10,000 investment made on November 1, 1999 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Small Cap Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1999 through October 31, 2009.

Average Annual Total Return through October 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced August 15, 1997)
Excluding sales charges	6.70%	–3.26%	2.70%	2.42%
Including sales charges	0.89%	–4.35%	2.13%	1.95%

Class B (Commenced August 15, 1997)
Excluding contingent deferred sales charges	6.01%	–3.97%	1.95%	1.66%
Including contingent deferred sales charges	1.01%	–4.36%	1.95%	1.66%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	5.98%	–3.98%	1.95%	1.68%
Including contingent deferred sales charges	4.98%	–3.98%	1.95%	1.68%

Institutional Class (Commenced August 15, 1997)	7.13%	–2.89%	3.11%	2.82%

Service Class (Commenced August 15, 1997)	6.62%	–3.37%	2.60%	2.32%

Class IR (Commenced November 30, 2007)	7.09%	n/a	n/a	–14.24%

Class R (Commenced November 30, 2007)	6.61%	n/a	n/a	–14.60%

PORTFOLIO RESULTS

Goldman Sachs Structured Small Cap Growth Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the twelve-month period ended October 31, 2009.

Q	How did the Goldman Sachs Structured Small Cap Growth Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 12.40%, 11.56%, 11.56%, 12.90%, 12.78% and 12.03%, respectively. These returns compare to the 11.34% cumulative total return of the Fund’s benchmark, the Russell 2000 Growth Index (with dividends reinvested), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund outperformed its benchmark during the Reporting Period, with our Momentum theme contributing the most to relative results. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Sentiment, which reflects selected investment views and decisions of individuals and financial intermediaries, also added relative value, though to a lesser extent.

The largest detractor from Fund results during the Reporting Period was our Quality theme. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Profitability, Valuation and Management also hampered results. Our Profitability theme assesses whether a company is earning more than its cost of capital. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Management assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell 2000 Growth Index, in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Russell 2000 Growth Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock selection had a mixed impact on the Fund’s relative performance.

Q	Which investments contributed the most to the Fund’s relative returns during its fiscal year?

A	Stock selection in the information technology, financials and industrials sectors added to the Fund’s relative performance. In particular, the Fund benefited from overweighted positions in lawn and garden products manufacturer Central Garden & Pet Co., business intelligence software maker

PORTFOLIO RESULTS

MicroStrategy Inc. and office furniture and hearth products provider HNI Corp. We chose to overweight Central Garden & Pet Co. because of our positive views on Quality and Valuation. The overweight in MicroStrategy Inc. was the result of our positive views on Profitability and Quality, while the overweight in HNI Corp. was assumed because of our positive views on Profitability and Sentiment.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Security selection in the consumer discretionary, materials and utilities sectors hampered the Fund’s relative results. Particularly detracting from relative performance were an underweighted position in Dendreon Corp. and an overweighted position in Emergent Biosolutions, Inc., both biotechnology companies. The Fund’s overweighted position in pharmacy services company Pharmerica Corp. also dampened relative performance. Our negative views on Profitability and Valuation led us to underweight Dendreon Corp., while our overweighted position in Emergent Biosolutions, Inc. was the result of our positive views of Profitability and Management. The Fund was overweight Pharmerica Corp. because of our positive views on Profitability and Sentiment.

Q	What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

A	As of October 31, 2009, the Fund was overweight the information technology, health care, materials and consumer discretionary sectors relative to the Russell 2000 Growth Index. The Fund was underweight the industrials, telecommunication services, financials, consumer staples and utilities sectors and was relatively neutral in the energy sector at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Growth Fund
as of October 31, 2009

PERFORMANCE REVIEW

November 1, 2008–	Fund Total Return	Russell 2000
October 31, 2009	(based on NAV)[1]	Growth Index[2]

Class A	12.40%	11.34%
Class B	11.56	11.34
Class C	11.56	11.34
Institutional	12.90	11.34
Class IR	12.78	11.34
Class R	12.03	11.34

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/09	One Year	Since Inception	Inception Date

Class A	-10.63%	-15.85%	6/25/07
Class B	-10.83	-15.51	6/25/07
Class C	-7.10	-14.36	6/25/07
Institutional	-5.07	-13.37	6/25/07
Class IR	-5.17	-12.03	11/30/07
Class R	-5.69	-12.48	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and R shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their Shares for Class B Shares of certain other Goldman Sachs Funds).
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	2.00%
Class B	2.00	2.75
Class C	2.00	2.75
Institutional	0.85	1.60
Class IR	1.00	1.75
Class R	1.50	2.25

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 10/31/095

Holding	% of Net Assets	Line of Business

World Fuel Services Corp.	1.6%	Oil, Gas & Consumable Fuels
PDL BioPharma, Inc.	1.2	Biotechnology
HNI Corp.	1.1	Commercial Services & Supplies
OMEGA Healthcare Investors, Inc.	1.0	Real Estate Investment Trust
MicroStrategy, Inc.	0.9	Software
STERIS Corp.	0.9	Health Care Equipment & Supplies
Lancaster Colony Corp.	0.9	Food Products
Cubist Pharmaceuticals, Inc.	0.9	Biotechnology
PharMerica Corp.	0.8	Health Care Providers & Services
West Pharmaceutical Services, Inc.	0.8	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (”GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 7.9% of the Fund’s net assets at October 31, 2009.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Performance Summary
October 31, 2009

The following graph shows the value, as of October 31, 2009, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Small Cap Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007, through October 31, 2009.

Average Annual Total Return through October 31, 2009	One Year	Since Inception

Class A (Commenced June 25, 2007)
Excluding sales charges	12.40%	–15.52%
Including sales charges	6.19%	–17.52%

Class B (Commenced June 25, 2007)
Excluding contingent deferred sales charges	11.56%	–16.15%
Including contingent deferred sales charges	6.56%	–17.23%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	11.56%	–16.15%
Including contingent deferred sales charges	10.56%	–16.15%

Institutional Class (Commenced June 25, 2007)	12.90%	–15.18%

Class IR (Commenced November 30, 2007)	12.78%	–14.33%

Class R (Commenced November 30, 2007)	12.03%	−14.80%

PORTFOLIO RESULTS

Goldman Sachs Structured Small Cap Value Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the twelve-month period ended October 31, 2009.

Q	How did the Goldman Sachs Structured Small Cap Value Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 2.64%, 2.27%, 1.61%, 2.97%, 2.43% and 2.17%, respectively. These returns compare to the 1.96% cumulative total return of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, most of the Fund’s share classes outperformed its benchmark during its fiscal year (the Class C shares underperformed), with Momentum contributing the most. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Also adding value were Sentiment, Valuation and Quality. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Detracting the most from the Fund’s relative results was our Management theme, which assesses the characteristics, policies and strategic decisions of company management. Profitability was relatively flat in terms of its relative contribution during the Reporting Period. The Profitability theme assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to its benchmark, Russell 2000 Value Index, in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Russell 2000 Value Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock selection added to the Fund’s relative returns.

Q	Which stock positions contributed the most to the Fund’s relative returns during its Reporting Period?

A	Investments in the energy, industrials and consumer staples sectors added to the Fund’s relative performance during the Reporting Period. Specifically, the Fund benefited from overweighted positions in lawn and garden products maker Central Garden & Pet Co., crude oil refiner Western Refining Inc. and business services provider MPS Group Inc. We chose to overweight Central Garden & Pet Co. because of our positive views on Quality and Valuation. Our positive views on Profitability and Sentiment led us to overweight Western Refining Inc., while the Fund’s overweighted position in MPS Group Inc. was the result of our positive views on Profitability and Quality.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Security selection in the information technology, materials and consumer discretionary sectors hampered the Fund’s relative performance during the Reporting Period. Detracting most from relative performance were overweighted positions in banking and financial services firm Susquehanna Bancshares Inc., commercial bank Cathay General Bancorp and regional bank First Financial Northwest, Inc.

The Fund was overweight Susquehanna Bancshares Inc. because of our positive views on Valuation and Profitability. We chose to overweight Cathay General Bancorp because of our positive views on Valuation and Quality, while our overweighted position in First Financial Northwest, Inc. was the result of our positive views on Valuation and Management.

Q	What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

A	As of October 31, 2009, the Fund was overweight the information technology, consumer discretionary, materials, health care, financials, consumer staples and energy sectors relative to the Russell 2000 Value Index. The Fund was underweight the utilities, industrials and telecommunication services sectors relative to the benchmark index at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Value Fund
as of October 31, 2009

PERFORMANCE REVIEW

November 1, 2008–	Fund Total Return	Russell 2000
October 31, 2009	(based on NAV)[1]	Value Index[2]

Class A	2.64%	1.96%
Class B	2.27	1.96
Class C	1.61	1.96
Institutional	2.97	1.96
Class IR	2.43	1.96
Class R	2.17	1.96

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/09	One Year	Since Inception	Inception Date

Class A	-16.32%	-17.94%	6/25/07
Class B	-12.66	-17.39	6/25/07
Class C	-12.37	-16.55	6/25/07
Institutional	-10.91	-15.49	6/25/07
Class IR	-11.34	-11.58	11/30/07
Class R	-11.57	-11.85	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and R shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their Shares for Class B Shares of certain other Goldman Sachs Funds).
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.53%
Class B	2.00	2.28
Class C	2.00	2.28
Institutional	0.85	1.13
Class IR	1.00	1.28
Class R	1.50	1.78

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 10/31/095

Holding	% of Net Assets	Line of Business

Highwoods Properties, Inc.	1.8%	Real Estate Investment Trusts
Southwest Gas Corp.	1.4	Gas Utilities
International Bancshares Corp.	1.3	Commercial Banks
OMEGA Healthcare Investors, Inc.	1.3	Real Estate Investment Trusts
Black Hills Corp.	1.2	Multi-Utilities
American Campus Communities, Inc.	1.1	Real Estate Investment Trusts
Werner Enterprises, Inc.	1.0	Road & Rail
NewAlliance Bancshares, Inc.	0.8	Thrifts & Mortgage Finance
LTC Properties, Inc.	0.7	Real Estate Investment Trusts
Franklin Street Properties Corp.	0.7	Real Estate Investment Trusts

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (”GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 14.1% of the Fund’s net assets at October 31, 2009.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Performance Summary
October 31, 2009

The following graph shows the value, as of October 31, 2009, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Small Cap Value Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007 through October 31, 2009.

Average Annual Total Return through October 31, 2009	One Year	Since Inception

Class A (Commenced June 25, 2007)
Excluding sales charges	2.64%	–17.63%
Including sales charges	–2.84%	–19.59%

Class B (Commenced June 25, 2007)
Excluding contingent deferred sales charges	2.27%	–18.15%
Including contingent deferred sales charges	1.54%	–19.15%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	1.61%	–18.30%
Including contingent deferred sales charges	1.47%	–18.30%

Institutional Class (Commenced June 25, 2007)	2.97%	–17.25%

Class IR (Commenced November 30, 2007)	2.43%	–14.03%

Class R (Commenced November 30, 2007)	2.17%	–14.31%

PORTFOLIO RESULTS

Goldman Sachs Structured U.S. Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the twelve-month period ended October 31, 2009.

Q	How did the Goldman Sachs Structured U.S. Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 6.57%, 5.83%, 5.82%, 7.04%, 6.50%, 6.83% and 6.39%, respectively. These returns compare to the 9.80% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund underperformed its benchmark during the Reporting Period, with our Quality theme hurting results the most. The Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Other detractors were Momentum, Profitability, Valuation and Sentiment. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Profitability assesses whether a company is earning more than its cost of capital. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Management was the best-performing theme during the Reporting Period. Management assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to its benchmark, the S&P 500 Index, in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the annual period?

A	We seek to outpace the S&P 500 Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock selection was a drag on the Fund’s relative returns.

Q	Which stock positions contributed the most to the Fund’s relative returns during its Reporting Period?

A	Stock selection in the telecommunication services, information technology and health care sectors benefited the Fund’s results versus the benchmark index. Specifically, overweighted positions in financial giant Citigroup Inc., agribusiness company Bunge Ltd. and software maker Microsoft Corp. enhanced the Fund’s relative results. We chose to overweight Citigroup Inc. because of our positive views on Valuation and Quality. Our positive views on Profitability and Momentum led us to overweight Bunge Ltd. and Microsoft Corp.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Security selection in the financials, consumer discretionary and energy sectors hampered the Fund’s relative performance. Detracting most from relative performance were overweighted positions in supplemental insurance provider Aflac, Inc. and discount retailer Family Dollar Stores Inc.

PORTFOLIO RESULTS

An underweighted position in Bank of America Corp. was also detrimental to relative performance. The Fund was overweight Aflac, Inc. and Family Dollar Stores Inc. because of our positive views on Profitability and Sentiment. The Fund was underweight Bank of America Corp. because of our negative views on Sentiment and Momentum.

Q	What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

A	As of October 31, 2009, the Fund was overweight the information technology, energy, health care, consumer discretionary, financials and materials sectors relative to the S&P 500 Index. The Fund was underweight the utilities, telecommunication services, consumer staples and industrials sectors relative to its benchmark index at the end of the Reporting Period.

FUND BASICS

Structured U.S. Equity Fund
as of October 31, 2009

PERFORMANCE REVIEW

November 1, 2008–	Fund Total Return
October 31, 2009	(based on NAV)[1]	S&P 500 Index[2]

Class A	6.57%	9.80%
Class B	5.83	9.80
Class C	5.82	9.80
Institutional	7.04	9.80
Service	6.50	9.80
Class IR	6.83	9.80
Class R	6.39	9.80

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-14.26%	-2.49%	-1.41%	6.24%	5/24/91
Class B	-14.40	-2.52	-1.59	3.54	5/1/96
Class C	-10.81	-2.12	-1.58	1.06	8/15/97
Institutional	-8.88	-0.99	-0.45	6.10	6/15/95
Service	-9.35	-1.48	-0.94	4.03	6/7/96
Class IR	-9.05	N/A	N/A	-16.95	11/30/07
Class R	-9.44	N/A	N/A	-17.30	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their Shares for Class B Shares of certain other Goldman Sachs Funds).
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.13%
Class B	1.70	1.88
Class C	1.70	1.88
Institutional	0.55	0.73
Service	1.05	1.23
Class IR	0.70	0.88
Class R	1.20	1.38

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/095

Holding	% of Net Assets	Line of Business

Microsoft Corp.	4.3%	Software
Exxon Mobil Corp.	3.9	Oil, Gas & Consumable Fuels
Devon Energy Corp.	2.6	Oil, Gas & Consumable Fuels
Eli Lilly & Co.	2.5	Pharmaceuticals
Pfizer, Inc.	2.3	Pharmaceuticals
Lorillard, Inc.	2.3	Tobacco
United Parcel Service, Inc. Class B	2.2	Air Freight & Logistics
ConocoPhillips	2.1	Oil, Gas & Consumable Fuels
Time Warner, Inc.	2.0	Media
Wells Fargo & Co.	2.0	Commercial Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 6.1% of the Fund’s net assets at October 31, 2009.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Performance Summary
October 31, 2009

The following graph shows the value, as of October 31, 2009, of a $10,000 investment made on November 1, 1999 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured U.S. Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1999 through October 31, 2009.

Average Annual Total Return through October 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced May 24, 1991)
Excluding sales charges	6.57%	–2.00%	–1.65%	6.40%
Including sales charges	0.69%	–3.10%	–2.20%	6.08%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	5.83%	–2.72%	–2.38%	3.34%
Including contingent deferred sales charges	0.77%	–3.11%	–2.38%	3.34%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	5.82%	–2.72%	–2.37%	0.86%
Including contingent deferred sales charges	4.80%	–2.72%	–2.37%	0.86%

Institutional Class (Commenced June 15, 1995)	7.04%	–1.59%	–1.25%	5.90%

Service Class (Commenced June 7, 1996)	6.50%	–2.08%	–1.74%	3.84%

Class IR (Commenced November 30, 2007)	6.83%	n/a	n/a	–17.22%

Class R (Commenced November 30, 2007)	6.39%	n/a	n/a	–17.58%

GOLDMAN SACHS BALANCED FUND

Schedule of Investments
October 31, 2009

Shares	Description	Value

Common Stocks – 60.0%

Aerospace & Defense – 0.9%
9,300	Honeywell International, Inc.	$333,777
11,100	The Boeing Co.	530,580
5,562	United Technologies Corp.	341,785

		1,206,142

Air Freight & Logistics – 0.6%
1,100	C.H. Robinson Worldwide, Inc.(a)	60,621
12,900	United Parcel Service, Inc. Class B	692,472

		753,093

Auto Components – 0.1%
3,200	Johnson Controls, Inc.	76,544

Automobiles – 0.2%
29,000	Ford Motor Co.*	203,000
3,100	Harley-Davidson, Inc.	77,252

		280,252

Beverages – 1.6%
11,100	PepsiCo, Inc.	672,105
26,800	The Coca-Cola Co.	1,428,708

		2,100,813

Biotechnology* – 0.3%
3,100	Amgen, Inc.	166,563
2,900	Celgene Corp.	148,045
1,800	Vertex Pharmaceuticals, Inc.	60,408

		375,016

Building Products – 0.4%
43,800	Masco Corp.	514,650

Capital Markets – 1.9%
1,800	BlackRock, Inc.	389,682
7,700	Franklin Resources, Inc.	805,651
5,600	Jefferies Group, Inc.*	146,160
15,000	Morgan Stanley & Co.	481,800
3,600	State Street Corp.	151,128
5,900	T. Rowe Price Group, Inc.	287,507
12,500	TD Ameritrade Holding Corp.*	241,250

		2,503,178

Chemicals – 1.8%
3,400	Air Products & Chemicals, Inc.	262,242
32,200	E.I. du Pont de Nemours and Co.	1,024,604
5,100	Eastman Chemical Co.	267,801
26,600	Huntsman Corp.	211,470
24,300	The Dow Chemical Co.	570,564

		2,336,681

Commercial Banks – 1.8%
12,200	BB&T Corp.	291,702
5,800	Comerica, Inc.	160,950
5,679	First Horizon National Corp.*	67,183
1,800	M&T Bank Corp.(a)	113,130
6,000	Marshall & Ilsley Corp.	31,920
19,900	U.S. Bancorp	462,078

42,100	Wells Fargo & Co.	1,158,592
4,600	Zions Bancorp	65,136

		2,350,691

Commercial Services & Supplies – 0.7%
3,800	Avery Dennison Corp.	135,470
41,720	R.R. Donnelley & Sons Co.	837,738

		973,208

Communications Equipment – 1.5%
64,207	Cisco Systems, Inc.*	1,467,130
1,000	Juniper Networks, Inc.*	25,510
151	Nortel Networks Corp.*	8
12,200	QUALCOMM, Inc.	505,202

		1,997,850

Computers & Peripherals – 3.7%
12,705	Apple, Inc.*	2,394,892
32,500	Dell, Inc.*	470,925
10,400	EMC Corp.*	171,288
9,700	Hewlett-Packard Co.	460,362
7,800	International Business Machines Corp.	940,758
3,500	NetApp, Inc.*	94,675
4,000	SanDisk Corp.*	81,920
13,100	Sun Microsystems, Inc.*	107,158
1,200	Western Digital Corp.*	40,416

		4,762,394

Construction & Engineering – 0.1%
2,800	Fluor Corp.	124,376

Consumer Finance – 0.5%
13,200	American Express Co.	459,888
8,700	AmeriCredit Corp.*	153,555
2,700	Capital One Financial Corp.	98,820

		712,263

Containers & Packaging – 0.1%
8,900	Packaging Corp. of America	162,692

Diversified Financial Services – 2.6%
96,900	Bank of America Corp.	1,412,802
2,800	CME Group, Inc.	847,308
25,900	JPMorgan Chase & Co.	1,081,843
1,400	MSCI, Inc.*	42,560

		3,384,513

Diversified Telecommunication Services – 2.7%
13,650	AT&T, Inc.(b)	350,395
11,936	CenturyTel, Inc.	387,443
195,100	Frontier Communications Corp.	1,398,867
48,400	Qwest Communications International, Inc.(a)	173,756
18,100	Verizon Communications, Inc.	535,579
64,100	Windstream Corp.	617,924

		3,463,964

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)

Electric Utilities – 1.7%
53,700	Duke Energy Corp.	$849,534
8,900	FPL Group, Inc.	436,990
1,400	Hawaiian Electric Industries, Inc.	24,990
11,900	Pepco Holdings, Inc.	177,667
3,800	Pinnacle West Capital Corp.	119,016
9,800	Progress Energy, Inc.	367,794
6,200	Southern Co.	193,378

		2,169,369

Electrical Equipment – 0.1%
1,900	Cooper Industries PLC	73,511

Electronic Equipment, Instruments & Components – 0.0%
2,600	Molex, Inc. Class A	43,030

Energy Equipment & Services – 1.1%
15,000	Halliburton Co.	438,150
13,900	Schlumberger Ltd.	864,580
1,300	Smith International, Inc.	36,049
2,900	Weatherford International Ltd.*	50,837

		1,389,616

Food & Staples Retailing – 1.0%
14,600	CVS Caremark Corp.	515,380
3,400	SUPERVALU, Inc.	53,958
8,181	Wal-Mart Stores, Inc.	406,432
7,600	Walgreen Co.	287,508

		1,263,278

Food Products – 1.1%
6,300	ConAgra Foods, Inc.	132,300
1,200	H.J. Heinz Co.	48,288
6,500	Kellogg Co.	335,010
23,000	Kraft Foods, Inc.	632,960
19,700	Sara Lee Corp.	222,413

		1,370,971

Gas Utilities – 0.1%
2,300	ONEOK, Inc.	83,283

Health Care Equipment & Supplies – 1.1%
4,000	Baxter International, Inc.	216,240
11,500	Boston Scientific Corp.*	93,380
1,800	Covidien PLC	75,816
1,600	Hill-Rom Holdings, Inc.	31,344
27,200	Medtronic, Inc.	971,040
700	St. Jude Medical, Inc.*	23,856

		1,411,676

Health Care Providers & Services – 0.8%
2,300	Aetna, Inc.	59,869
3,300	CIGNA Corp.	91,872
1,580	Express Scripts, Inc.*	126,274
800	Humana, Inc.*	30,064
5,300	Medco Health Solutions, Inc.*	297,436
4,200	UnitedHealth Group, Inc.	108,990
6,600	WellPoint, Inc.*	308,616

		1,023,121

Hotels, Restaurants & Leisure – 0.9%
8,300	International Game Technology	148,072
15,600	McDonald’s Corp.	914,316
2,600	Yum! Brands, Inc.	85,670

		1,148,058

Household Durables – 0.3%
2,500	D.R. Horton, Inc.	27,400
10,100	Leggett & Platt, Inc.	195,233
2,600	Newell Rubbermaid, Inc.	37,726
2,400	Whirlpool Corp.(a)	171,816

		432,175

Household Products – 1.9%
16,000	Kimberly-Clark Corp.	978,560
25,600	The Procter & Gamble Co.	1,484,800

		2,463,360

Industrial Conglomerates – 1.6%
7,400	3M Co.	544,418
79,100	General Electric Co.	1,127,966
11,700	Tyco International Ltd.	392,535

		2,064,919

Insurance – 1.4%
4,700	Aflac, Inc.	195,003
7,900	Cincinnati Financial Corp.	200,344
2,500	Lincoln National Corp.	59,575
3,900	Loews Corp.	129,090
2,600	MetLife, Inc.	88,478
24,000	Old Republic International Corp.	256,320
2,700	Principal Financial Group, Inc.	67,608
3,900	Protective Life Corp.	75,075
6,300	Prudential Financial, Inc.	284,949
6,000	The Allstate Corp.	177,420
6,800	The Hartford Financial Services Group, Inc.	166,736
2,200	The Travelers Cos., Inc.	109,538
3,800	XL Capital Ltd.	62,358

		1,872,494

Internet & Catalog Retail* – 0.2%
1,900	Amazon.com, Inc.	225,739

Internet Software & Services*(b) – 1.1%
2,600	Google, Inc.	1,393,912

IT Services – 0.1%
1,700	Visa, Inc.	128,792

Life Sciences Tools & Services* – 0.1%
600	Life Technologies Corp.	28,302
1,800	Thermo Fisher Scientific, Inc.	81,000

		109,302

Machinery – 1.6%
21,300	Caterpillar, Inc.	1,172,778
10,200	Deere & Co.	464,610
9,800	Illinois Tool Works, Inc.	450,016

		2,087,404

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value

Common Stocks – (continued)

Media – 1.3%
34,100	Comcast Corp.	$494,450
14,700	Comcast Corp. Special Class A	206,094
28,200	News Corp.	324,864
15,900	News Corp. Class B(a)	216,240
3,100	The McGraw-Hill Cos., Inc.	89,218
11,466	Time Warner, Inc.	345,356

		1,676,222

Metals & Mining – 0.4%
4,400	Newmont Mining Corp.	191,224
3,600	Nucor Corp.	143,460
6,500	Southern Copper Corp.(a)	204,750

		539,434

Multi-Utilities – 1.0%
17,900	CenterPoint Energy, Inc.	225,540
3,200	DTE Energy Co.	118,336
8,400	Integrys Energy Group, Inc.	290,640
45,000	NiSource, Inc.	581,400
900	Public Service Enterprise Group, Inc.	26,820
3,600	TECO Energy, Inc.(a)	51,624

		1,294,360

Multiline Retail – 0.6%
2,200	J.C. Penney Co., Inc.	72,886
2,700	Kohl’s Corp.*	154,494
3,700	Nordstrom, Inc.(a)	117,586
9,900	Target Corp.	479,457

		824,423

Office Electronics – 0.1%
16,000	Xerox Corp.	120,320

Oil, Gas & Consumable Fuels – 5.9%
8,500	Anadarko Petroleum Corp.	517,905
9,500	Chesapeake Energy Corp.	232,750
18,114	Chevron Corp.	1,386,446
24,900	ConocoPhillips	1,249,482
31,503	Exxon Mobil Corp.	2,257,820
4,500	Marathon Oil Corp.	143,865
1,700	Massey Energy Co.(a)	49,453
15,700	Occidental Petroleum Corp.	1,191,316
30,200	Spectra Energy Corp.	577,424
1,500	XTO Energy, Inc.	62,340

		7,668,801

Paper & Forest Products – 0.1%
7,700	MeadWestvaco Corp.	175,791

Personal Products – 0.1%
3,200	Avon Products, Inc.	102,560

Pharmaceuticals – 4.9%
4,200	Abbott Laboratories	212,394
67,200	Bristol-Myers Squibb Co.	1,464,960
13,400	Eli Lilly & Co.	455,734
17,900	Johnson & Johnson	1,056,995
27,700	Merck & Co., Inc.	856,761

105,402	Pfizer, Inc.	1,794,996
18,000	Schering-Plough Corp.	507,600

		6,349,440

Real Estate Investment Trusts – 0.7%
2,400	AMB Property Corp.	52,752
1,300	Boston Properties, Inc.	79,001
12,400	Duke Realty Corp.	139,376
8,500	HCP, Inc.	251,515
47,400	HRPT Properties Trust	333,222
1,043	Vornado Realty Trust	62,121

		917,987

Road & Rail – 0.2%
2,500	CSX Corp.	105,450
2,700	Union Pacific Corp.	148,878

		254,328

Semiconductors & Semiconductor Equipment – 2.0%
5,500	Analog Devices, Inc.	140,965
87,200	Intel Corp.	1,666,392
28,600	Microchip Technology, Inc.	685,256
12,000	Micron Technology, Inc.*(a)	81,480

		2,574,093

Software – 2.5%
4,000	Adobe Systems, Inc.*	131,760
55,040	Microsoft Corp.	1,526,259
77,200	Oracle Corp.	1,628,920

		3,286,939

Specialty Retail – 1.2%
3,300	American Eagle Outfitters, Inc.	57,717
4,500	Best Buy Co., Inc.	171,810
11,100	Limited Brands, Inc.	195,360
23,300	Staples, Inc.	505,610
21,500	The Home Depot, Inc.	539,435
2,200	The TJX Cos., Inc.	82,170

		1,552,102

Textiles, Apparel & Luxury Goods – 0.2%
4,000	NIKE, Inc. Class B	248,720
600	VF Corp.	42,624

		291,344

Tobacco – 1.1%
44,400	Altria Group, Inc.	804,084
400	Lorillard, Inc.	31,088
3,300	Philip Morris International, Inc.	156,288
9,800	Reynolds American, Inc.	475,104

		1,466,564

TOTAL COMMON STOCKS
(Cost $56,750,103)		$77,927,038

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2009

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – 8.6%

Banks – 1.5%
ANZ Capital Trust I(c)(d)
	$175,000	4.484%		01/29/49	$172,946
Astoria Financial Corp.(c)
	150,000	5.750		10/15/12	137,006
Bank of America Corp.(c)
	75,000	7.625		06/01/19	86,543
Citigroup, Inc.
	100,000	5.300		10/17/12	104,822
	150,000	5.000		09/15/14	147,851
HSBC Bank USA NA
	100,000	6.000		08/09/17	108,535
JPMorgan Chase & Co.
	50,000	6.000		01/15/18	53,591
	75,000	6.300		04/23/19	82,313
JPMorgan Chase Capital XXVII
	75,000	7.000		11/01/39	75,503
Resona Bank Ltd.(d)(e)
EUR	175,000	4.125		09/27/49	226,634
	75,000	5.850	(c)	09/29/49	65,531
Royal Bank of Scotland Group PLC
	100,000	4.875	(d)	08/25/14	101,776
	125,000	9.118	(c)	03/31/49	115,000
US Bank NA(e)
EUR	50,000	4.375		02/28/17	70,173
Wachovia Bank NA
	175,000	6.600		01/15/38	190,585
Wachovia Corp.
	50,000	5.500		05/01/13	53,569
Wells Fargo Capital XIII(c)(e)
	125,000	7.700		12/29/49	116,250

					1,908,628

Brokerage – 0.9%
Bear Stearns & Co., Inc.
	275,000	7.250		02/01/18	314,470
Merrill Lynch & Co., Inc.
	100,000	6.400		08/28/17	103,356
	300,000	6.875		04/25/18	325,652
Morgan Stanley & Co.(c)
	300,000	6.625		04/01/18	323,212
	100,000	7.300		05/13/19	112,040

					1,178,730

Chemicals(c) – 0.1%
The Dow Chemical Co.
	125,000	7.600		05/15/14	139,168
	50,000	5.900		02/15/15	51,974

					191,142

Consumer Products(c) – 0.0%
Whirlpool Corp.
	25,000	8.000		05/01/12	27,276
	25,000	8.600		05/01/14	28,455

					55,731

Electric(c) – 0.9%
Arizona Public Service Co.
	100,000	5.800%		06/30/14	107,190
	75,000	6.250		08/01/16	77,511
CenterPoint Energy, Inc. Series B
	25,000	7.250		09/01/10	25,771
Commonwealth Edison Co.
	175,000	5.400		12/15/11	182,807
Enel Finance International SA(d)
	125,000	5.125		10/07/19	127,362
FirstEnergy Corp. Series C
	75,000	7.375		11/15/31	83,248
MidAmerican Energy Holdings Co.
	25,000	5.950		05/15/37	25,747
Nevada Power Co. Series L
	100,000	5.875		01/15/15	108,290
NiSource Finance Corp.
	50,000	10.750		03/15/16	59,647
Pacific Gas & Electric Co.
	100,000	6.250		03/01/39	112,656
Progress Energy, Inc.
	100,000	5.625		01/15/16	105,504
	75,000	7.000		10/30/31	86,246
Puget Sound Energy, Inc.(e)
	50,000	6.974		06/01/67	43,786

					1,145,765

Energy(c) – 0.4%
Canadian Natural Resources Ltd.
	25,000	5.700		05/15/17	26,451
	50,000	6.500		02/15/37	54,090
Dolphin Energy Ltd.(d)
	100,000	5.888		06/15/19	100,750
Petroleos Mexicanos
	200,000	8.000		05/03/19	231,000
Suncor Energy, Inc.
	75,000	6.100		06/01/18	80,143

					492,434

Financial – 0.1%
International Lease Finance Corp.
	100,000	4.950		02/01/11	90,500

Food & Beverage(c)(d) – 0.3%
Anheuser-Busch InBev Worldwide, Inc.
	150,000	4.125		01/15/15	151,243
	200,000	7.750		01/15/19	233,063

					384,306

Health Care-Medical Products(d) – 0.1%
CareFusion Corp.
	150,000	6.375		08/01/19	162,794

Health Care-Services(c)(d) – 0.1%
HCA, Inc.
	62,000	7.875		02/15/20	63,705

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)

Life Insurance(c) – 0.1%
Americo Life, Inc.(d)
	$50,000	7.875%	05/01/13	$38,607
Phoenix Life Insurance Co.(d)
	125,000	7.150	12/15/34	40,000
Reinsurance Group of America, Inc.(e)
	75,000	6.750	12/15/65	58,146

				136,753

Media-Cable – 0.5%
Comcast Cable Communications Holdings, Inc.
	125,000	10.625	07/15/12	148,789
	125,000	9.455	11/15/22	159,542
Cox Communications, Inc.(c)(d)
	275,000	6.250	06/01/18	290,978
Rogers Communications, Inc.(c)
	25,000	6.800	08/15/18	28,179

				627,488

Media-Non Cable(c) – 0.3%
DIRECTV Holdings LLC(d)
	75,000	5.875	10/01/19	76,010
EchoStar DBS Corp.
	125,000	7.125	02/01/16	125,000
Thomson Reuters Corp.
	150,000	6.500	07/15/18	170,435

				371,445

Metals & Mining(c) – 0.2%
Anglo American Capital PLC(d)
	100,000	9.375	04/08/19	121,268
ArcelorMittal
	100,000	6.125	06/01/18	98,770
Xstrata Canada Corp.
	75,000	7.250	07/15/12	80,625

				300,663

Noncaptive-Financial – 0.2%
OJSC Vimpel Communications
	100,000	8.250	05/23/16	101,000
SLM Corp.
	150,000	5.450	04/25/11	144,874

				245,874

Packaging(e) – 0.1%
Impress Holdings BV
EUR	125,000	3.867	09/15/13	172,183

Paper(c) – 0.0%
International Paper Co.
	50,000	7.950	06/15/18	55,732

Pipelines – 0.7%
Boardwalk Pipelines LP(c)
	175,000	5.875	11/15/16	177,518
El Paso Natural Gas Co.
	75,000	7.500	11/15/26	82,294

Energy Transfer Partners LP(c)
	200,000	5.950	02/01/15	212,559
	50,000	9.000	04/15/19	60,518
Enterprise Products Operating LP(c)(e)
	100,000	8.375	08/01/66	97,880
	100,000	7.034	01/15/68	92,594
Tennessee Gas Pipeline Co.(c)
	50,000	7.000	10/15/28	52,508
The Williams Cos., Inc.(c)
	75,000	8.750	03/15/32	87,035

				862,906

Property/Casualty Insurance – 0.6%
Arch Capital Group Ltd.(c)
	100,000	7.350	05/01/34	95,821
Aspen Insurance Holdings Ltd.(c)
	100,000	6.000	08/15/14	98,941
Catlin Insurance Co. Ltd.(c)(d)(e)
	75,000	7.249	12/31/49	55,500
CNA Financial Corp.
	30,000	6.950	01/15/18	28,431
	50,000	7.250	11/15/23	44,026
Endurance Specialty Holdings Ltd.(c)
	50,000	6.150	10/15/15	53,075
QBE Insurance Group Ltd.(c)(d)(e)
	225,000	5.647	07/01/23	180,935
Swiss Re Capital I LP(c)(d)(e)
	125,000	6.854	05/29/49	96,250
The Chubb Corp.(c)(e)
	100,000	6.375	03/29/67	90,750

				743,729

Real Estate Investment Trusts(c) – 0.5%
Arden Realty LP
	75,000	9.150	03/01/10	76,691
ProLogis
	75,000	7.375	10/30/19	75,235
Reckson Operating Partnership LP
	92,000	5.150	01/15/11	91,667
Simon Property Group LP
	125,000	6.125	05/30/18	129,499
WEA Finance LLC(d)
	150,000	5.400	10/01/12	155,040
Westfield Capital Corp.(d)
	125,000	5.125	11/15/14	124,429

				652,561

Tobacco – 0.2%
Altria Group, Inc.
	100,000	9.700	11/10/18	123,117
BAT International Finance PLC(c)(d)
	125,000	9.500	11/15/18	161,016

				284,133

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)

Wireless Telecommunications(c) – 0.4%
AT&T, Inc.
$325,000	6.400%	05/15/38	$343,291
Verizon Wireless Capital LLC(d)
100,000	8.500	11/15/18	124,588

			467,879

Wirelines Telecommunications(c) – 0.4%
Qwest Corp.
50,000	8.875	03/15/12	52,375
Telecom Italia Capital
225,000	4.950	09/30/14	232,734
150,000	7.200	07/18/36	163,489
Verizon Communications, Inc.
125,000	6.400	02/15/38	133,305

			581,903

TOTAL CORPORATE OBLIGATIONS
(Cost $10,669,045)			$11,176,984

Mortgage-Backed Obligations – 20.6%

Collateralized Mortgage Obligations – 5.1%
Adjustable Rate Non-Agency(e) – 4.1%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$19,657	4.075%	04/25/34	$17,130
Bear Stearns Alternative-A Trust II Series 2007-1, Class 1A1
783,995	6.007	09/25/47	505,033
Chase Mortgage Finance Corp. Series 2007-A1, Class 2A1
551,826	4.129	02/25/37	519,523
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
281,858	0.544	08/25/35	159,529
Countrywide Alternative Loan Trust Series 2005-38, Class A3
314,574	0.594	09/25/35	188,204
Countrywide Home Loan Trust Series 2004-HYB6, Class A2
25,507	3.664	11/20/34	20,618
Granite Master Issuer PLC Series 2006-1A, Class A5(d)
438,198	0.315	12/20/54	392,187
JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1
382,487	0.504	01/25/36	246,564
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
564,800	4.069	07/25/35	524,043
Lehman XS Trust Series 2005-7N, Class 1A1A
208,122	0.514	12/25/35	118,507
Lehman XS Trust Series 2007-16N, Class 2A2
891,645	1.094	09/25/47	441,709
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
1,916	0.624	11/25/34	1,909
Merrill Lynch Alternative Note Asset Trust Series 2007-0AR3, Class A1
612,176	0.434	07/25/47	298,311
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
29,258	3.536	05/25/34	25,657

Structured Adjustable Rate Mortgage Loan Trust Series 2004-06, Class 3A2
306,771	3.705	06/25/34	272,789
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
34,244	4.220	11/25/34	29,801
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
101,254	3.233	11/25/33	78,070
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR03, Class A2
38,655	3.134	06/25/34	36,699
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR08, Class 2A1A
345,935	0.534	07/25/45	238,495
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
536,292	0.564	08/25/45	362,256
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1
299,896	0.514	12/25/45	206,528
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1
747,002	6.546	12/28/37	500,184
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
238,122	3.798	10/25/35	223,800

			5,407,546

Interest Only(f) – 0.1%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
82,095	5.500	06/25/33	10,885
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2(d)(e)
1,932,888	1.148	03/13/40	30,856
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
161,408	5.250	07/25/33	20,231
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(e)(g)
64,890	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(e)(g)
89,569	0.000	08/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-C3, Class ASP(d)(e)
1,028,324	1.692	05/15/38	10,342
FHLMC REMIC Series 2575, Class IB
57,217	5.500	08/15/30	1,286
FNMA REMIC Series 2004-47, Class EI(e)(g)
192,250	0.000	06/25/34	1,473
FNMA REMIC Series 2004-62, Class DI(e)(g)
108,805	0.000	07/25/33	907
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(e)
74,397	0.120	08/25/33	106

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(f) – (continued)

Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(e)
$30,256	0.320%	07/25/33	$111
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2(d)(e)
2,225,511	1.401	02/11/36	40,920

			117,117

Inverse Floaters(e) – 0.2%
FNMA REMIC Series 1993-248, Class SA
93,660	6.048	08/25/23	89,387
GNMA Series 2001-48, Class SA
19,518	25.691	10/16/31	27,911
GNMA Series 2001-51, Class SA
30,254	31.438	10/16/31	49,298
GNMA Series 2001-51, Class SB
37,965	25.691	10/16/31	54,101
GNMA Series 2001-59, Class SA
29,383	25.529	11/16/24	43,712
GNMA Series 2002-13, Class SB
12,725	36.423	02/16/32	19,069

			283,478

Regular Floater(e)(g) – 0.1%
FHLMC REMIC Series 3038, Class XA
47,801	0.000	09/15/35	44,041
FHLMC REMIC Series 3325, Class SX
54,628	0.000	06/15/37	50,806

			94,847

Sequential Fixed Rate – 0.6%
Countrywide Alternative Loan Trust Series 2005-1CB, Class 2A1
530,365	6.000	03/25/35	394,563
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7
451,635	6.000	08/25/37	337,327

			731,890

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$6,634,878

Commercial Mortgage-Backed Securities – 2.5%
Sequential Fixed Rate – 2.5%
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
1,000,000	6.278	11/15/39	1,054,442
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-CB17, Class A4
300,000	5.429	12/12/43	290,430
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
1,000,000	5.197	11/15/30	996,176
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
500,000	5.156	02/15/31	480,243

Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A5
400,000	5.740	05/15/43	406,427

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$3,227,718

Federal Agencies – 13.0%
Adjustable Rate FHLMC(e) – 0.4%
448,140	4.122	08/01/35	462,164

Adjustable Rate FNMA(e) – 0.9%
20,262	3.290	09/01/32	20,967
147,693	5.318	12/01/33	151,334
244,801	4.882	01/01/34	253,378
389,345	3.950	02/01/34	403,484
335,939	4.498	01/01/35	345,910

			1,175,073

Adjustable Rate GNMA(e) – 0.6%
18,021	4.375	06/20/23	18,804
8,044	4.625	07/20/23	8,329
8,374	4.625	08/20/23	8,665
21,829	4.625	09/20/23	22,591
6,473	4.375	03/20/24	6,732
57,051	4.375	04/20/24	59,547
6,990	4.375	05/20/24	7,296
58,992	4.375	06/20/24	61,572
30,961	4.625	07/20/24	32,117
42,970	4.625	08/20/24	44,536
13,832	4.625	09/20/24	14,324
17,016	4.125	11/20/24	17,580
14,352	4.125	12/20/24	14,915
11,989	4.375	01/20/25	12,496
5,829	4.375	02/20/25	6,076
20,360	4.375	05/20/25	21,250
14,467	4.625	07/20/25	15,034
7,396	4.375	02/20/26	7,695
387	4.625	07/20/26	401
22,381	4.375	01/20/27	23,329
7,242	4.375	02/20/27	7,538
58,010	4.375	04/20/27	60,547
7,160	4.375	05/20/27	7,473
6,318	4.375	06/20/27	6,594
2,197	4.125	11/20/27	2,268
9,102	4.125	12/20/27	9,401
18,897	4.375	01/20/28	19,677
6,029	4.250	02/20/28	6,265
7,283	4.375	03/20/28	7,591
33,722	4.625	07/20/29	34,968
14,004	4.625	08/20/29	14,535
4,737	4.625	09/20/29	4,917
18,171	4.125	10/20/29	18,764
23,065	4.125	11/20/29	23,819
5,697	4.125	12/20/29	5,887
7,242	4.250	01/20/30	7,530

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(e) – (continued)

$3,793	4.250%	02/20/30	$3,943
15,044	4.250	03/20/30	15,636
23,287	4.375	04/20/30	24,306
57,520	4.375	05/20/30	60,037
4,644	4.375	06/20/30	4,847
47,039	4.625	07/20/30	48,933
7,559	4.625	09/20/30	7,873
15,375	3.875	10/20/30	15,816

			822,454

FHLMC – 3.1%
48,689	8.000	07/01/15	52,930
10,133	7.000	12/01/15	10,784
56,537	6.500	07/01/16	61,153
31,192	7.500	03/01/27	34,866
99,641	7.000	04/01/31	109,216
140,782	7.000	07/01/32	154,266
293,695	6.500	04/01/34	316,366
3,568	5.500	03/01/37	3,800
18,930	5.500	04/01/37	20,125
1,626	5.500	06/01/37	1,731
39,557	6.000	11/01/37	42,315
23,952	5.500	12/01/37	25,443
45,882	5.500	02/01/38	48,739
119,552	5.500	03/01/38	126,011
87,115	5.000	04/01/38	90,565
52,524	5.500	04/01/38	55,795
30,390	5.500	05/01/38	32,282
169,626	5.500	06/01/38	180,409
13,407	5.500	10/01/38	14,241
291,241	5.000	03/01/39	302,777
1,061,714	5.000	04/01/39	1,104,373
2,733	5.500	04/01/39	2,910
97,726	5.000	05/01/39	101,750
294,070	5.000	06/01/39	306,025
199,588	5.000	09/01/39	207,244
502,522	5.000	10/01/39	522,333
100,000	5.000	11/01/39	103,836

			4,032,285

FNMA – 7.0%
575,595	4.000	09/01/18	600,031
311,005	6.000	09/01/19	335,979
388,492	6.000	12/01/20	419,688
787,891	4.500	06/01/23	821,253
239,123	5.500	09/01/23	255,217
87,053	5.500	10/01/23	93,133
41,539	7.000	11/01/30	45,315
108,445	7.500	03/01/31	118,098
564,754	6.000	04/01/35	603,870
248,681	6.000	11/01/35	266,663
36,070	6.000	08/01/36	38,596
110,367	6.000	11/01/36	118,070
30,105	6.000	01/01/37	32,194
41,825	6.000	04/01/37	44,728
24,101	6.000	07/01/37	25,762

88,045	6.000	08/01/37	94,116
58,773	6.000	09/01/37	62,825
169,612	6.000	10/01/37	181,083
96,365	6.000	11/01/37	102,991
49,592	6.000	02/01/38	52,996
731,055	5.500	04/01/38	770,175
391,482	6.000	06/01/38	416,075
22,555	6.000	07/01/38	23,972
62,533	6.000	08/01/38	66,787
109,777	6.000	09/01/38	117,163
83,495	6.000	10/01/38	89,174
1,766,687	5.000	01/01/39	1,839,022
28,101	5.000	05/01/39	29,221
39,315	5.000	06/01/39	40,881
30,447	5.000	07/01/39	31,660
231,751	5.000	09/01/39	241,269
1,067,586	5.000	10/01/39	1,109,929

			9,087,936

GNMA – 1.0%
34,597	5.000	05/15/39	36,092
164,037	5.000	06/15/39	171,294
1,000,000	6.000	TBA-30yr (h)	1,061,875

			1,269,261

TOTAL FEDERAL AGENCIES			$16,849,173

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $27,585,063)			$26,711,769

Agency Debentures – 0.9%

FHLMC
$500,000	4.750%	01/19/16	$548,149
FNMA(i)
50,000	0.000	10/09/19	28,080
Tennessee Valley Authority(b)
600,000	5.375	04/01/56	613,423

TOTAL AGENCY DEBENTURES
(Cost $1,165,900)			$1,189,652

Asset-Backed Securities – 0.7%

Home Equity – 0.6%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(d)(e)
$227,653	1.244%	10/25/37	$203,149
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(d)(e)
120,000	1.496	10/25/37	50,348
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(d)(e)
210,000	1.696	10/25/37	79,318
Countrywide Home Equity Loan Trust Series 2002-E, Class A(e)
67,029	0.505	10/15/28	48,242

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – (continued)
Home Equity – (continued)

Countrywide Home Equity Loan Trust Series 2003-D, Class A(e)
$117,328	0.505%	06/15/29	$73,393
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A(e)
170,642	0.525	02/15/34	56,425
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
60,461	7.000	09/25/37	36,861
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
68,119	7.000	09/25/37	29,407
Household Home Equity Loan Trust Series 2007-3, Class APT(e)
315,905	1.445	11/20/36	257,646

			834,789

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
135,252	8.330	04/01/30	134,939

TOTAL ASSET-BACKED SECURITIES
(Cost $1,521,213)			$969,728

Foreign Debt Obligations – 0.9%

Sovereign – 0.5%
Republic of Argentina
$100,000	7.000%	10/03/15	$74,547
Republic of Peru
100,000	7.125	03/30/19	113,500
Swedish Export Credit
400,000	3.250	09/16/14	404,687

			592,734

Supranational – 0.4%
European Investment Bank
500,000	3.000	04/08/14	511,066

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $1,032,905)			$1,103,800

Government Guarantee Obligations – 3.9%

Achmea Hypotheekbank NV(d)(j)
$400,000	3.200%	11/03/14	$403,393
ANZ National (Int’l) Ltd.(d)(j)
400,000	3.250	04/02/12	414,887
Citigroup Funding, Inc.(k)
300,000	1.875	10/22/12	301,102
200,000	1.875	11/15/12	200,921
General Electric Capital Corp.(k)
200,000	2.625	12/28/12	205,370
500,000	2.000	09/28/12	504,463
GMAC, Inc.(k)
600,000	1.750	10/30/12	601,040

LeasePlan Corp. NV(d)(j)
300,000	3.000	05/07/12	305,985
Royal Bank of Scotland Group PLC(d)(j)
500,000	2.625	05/11/12	508,525
Societe Financement de l’Economie Francaise(d)(j)
500,000	3.375	05/05/14	514,463
600,000	2.875	09/22/14	602,116
United States Central Federal Credit Union(k)
200,000	1.250	10/19/11	200,225
100,000	1.900	10/19/12	100,160
Western Corporate Federal Credit Union(k)
200,000	1.750	11/02/12	199,949

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $5,019,286)			$5,062,599

Municipal Debt Obligations – 0.2%

California – 0.2%
California State GO Bonds Build America Taxable Series 2009
$75,000	7.500%	04/01/34	$77,387
125,000	7.550	04/01/39	129,991

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $207,701)			$207,378

U.S. Treasury Obligations – 1.3%

United States Treasury Inflation Protected Securities
$452,104	1.625%	01/15/15	$467,468
213,732	2.500	07/15/16	232,250
United States Treasury Note
900,000	1.000	10/31/11	901,656
United States Treasury Principal-Only STRIPS(i)
200,000	0.000	11/15/21	122,465

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,684,375)			$1,723,839

Short-term Investment – 2.8%

Repurchase Agreement(l) – 2.8%
Joint Repurchase Agreement Account II
$3,700,000	0.074%	11/02/09	$3,700,000
Maturity Value: $3,700,023
(Cost $3,700,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $109,335,591)			$129,772,787

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(e)(m) – 0.8%

Boston Global Investment Trust – Enhanced Portfolio II
1,077,225	0.240%	$1,077,225
(Cost $1,072,641)

TOTAL INVESTMENTS – 100.7%
(Cost $110,408,232)		$130,850,012

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(959,445)

NET ASSETS – 100.0%		$129,890,567

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security

(a)	All or a portion of security is on loan.

(b)	All or a portion of this security is segregated for initial margin requirements on futures transactions.

(c)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,426,914, which represents approximately 4.9% of net assets as of October 31, 2009.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(f)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(g)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $1,061,875 which represents approximately 0.8% of net assets as of October 31, 2009.

(i)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(j)	Represents securities which are guaranteed by a foreign government. Total market value of these securities amounts to $2,749,369, which represents approximately 2.1% of net assets as of October 31, 2009.

(k)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $2,313,230, which represents approximately 1.8% of net assets as of October 31, 2009.

(l)	Joint repurchase agreement was entered into on October 30, 2009. Additional information appears on page 99.

(m)	Represents an affiliated issuer.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
KWCDC	—	South Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT — At October 31, 2009, the Fund had an outstanding forward foreign currency exchange contract to sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Exchange Contract with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Euro	Sale	11/25/09	$465,008	$463,517	$1,491

FUTURES CONTRACTS — At October 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	4	November 2009	$997,075	$870
Eurodollars	3	December 2009	747,600	802
S&P Mini 500 Index	(7)	December 2009	(361,550)	3,136
2 Year U.S. Treasury Notes	7	December 2009	1,523,266	9,638
5 Year U.S. Treasury Notes	7	December 2009	815,172	3,746
10 Year U.S. Treasury Notes	79	December 2009	9,370,141	162,331
30 Year U.S. Treasury Bonds	43	December 2009	5,166,719	53,268

TOTAL				$233,791

SWAP CONTRACTS — At October 31, 2009, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged			Upfront
	Notional				Payments	Payments		Payments made
	Amount			Termination	received by	made by	Market	(received) by	Unrealized
Swap Counterparty	(000s)			Date	the Fund	the Fund	Value	the Fund	Gain (Loss)

Banc of America Securities LLC		$4,000		04/06/12	4.736%	3 month LIBOR	$322,800	$—	$322,800
		400	(a)	12/16/16	3 month LIBOR	3.250%	(487)	3,676	(4,163)
		400	(a)	12/16/16	3 month LIBOR	3.250	(487)	3,762	(4,249)
		2,000	(a)	12/16/16	3 month LIBOR	3.250	(2,436)	50,700	(53,136)
		1,000	(a)	12/16/16	3 month LIBOR	3.250	(1,219)	24,800	(26,019)
		1,000	(a)	12/16/16	3 month LIBOR	3.250	(1,219)	21,160	(22,379)
		1,100	(a)	12/16/16	3 month LIBOR	3.250	(1,340)	17,469	(18,809)
		1,000	(a)	12/16/16	3 month LIBOR	3.250	(1,219)	17,500	(18,719)
		400	(a)	12/17/29	3 month LIBOR	4.000	4,788	26,969	(22,181)
Credit Suisse First Boston Corp.		600	(a)	12/17/29	3 month LIBOR	4.000	7,183	16,926	(9,743)
Deutsche Bank Securities, Inc.	KRW	253,000		01/28/11	2.820	3 month KWCDC	(2,443)	—	(2,443)
		550,000		06/26/11	3.693	3 month KWCDC	(1,876)	—	(1,876)
		219,234		07/06/11	3.620	3 month KWCDC	(1,083)	—	(1,083)
		366,287		07/07/11	3.626	3 month KWCDC	(1,803)	—	(1,803)
		$300	(a)	12/16/16	3 month LIBOR	3.250	(366)	7,832	(8,198)
		800	(a)	12/16/19	3 month LIBOR	3.500	8,305	15,316	(7,011)
		100	(a)	12/17/29	3 month LIBOR	4.000	1,197	2,314	(1,117)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2009

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS — continued

					Rates Exchanged			Upfront
	Notional				Payments	Payments		Payments made
	Amount			Termination	received by	made by	Market	(received) by	Unrealized
Swap Counterparty	(000s)			Date	the Fund	the Fund	Value	the Fund	Gain (Loss)

JPMorgan Securities, Inc.
	KRW	246,000		01/28/11	2.830%	3 month KWCDC	$(2,350)	$—	$(2,350)
		200,000		06/15/11	3.900	3 month KWCDC	16	—	16
		540,000		06/22/11	3.720	3 month KWCDC	(1,429)	—	(1,429)
		174,212		07/08/11	3.660	3 month KWCDC	(793)	—	(793)
		$800	(a)	12/16/16	3 month LIBOR	3.250%	(975)	17,368	(18,343)
		100	(a)	12/17/29	3 month LIBOR	4.000	1,197	(1,773)	2,970

TOTAL							$323,961	$224,019	$99,942

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2009.

CREDIT DEFAULT SWAP CONTRACTS

					Credit
			Rates		Spread at		Upfront
		Notional	received		October 31,		Payments made
	Referenced	Amount	(paid) by	Termination	2009	Market	(received) by	Unrealized
Swap Counterparty	Obligation	(000s)	Fund	Date	(basis points)(a)	Value	the Fund	Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index	$500	(1.000)%	12/20/14	109	$1,557	$2,355	$(798)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index	500	(1.000)	12/20/14	109	1,557	236	1,321
		600	(1.000)	12/20/14	109	1,869	(1,135)	3,004
		400	(1.000)	12/20/14	109	1,246	—	1,246
Protection Sold:
Credit Suisse First Boston Corp.	ABX-HE-AAA 07-2 Index	300	0.760	01/25/38	3,077	(206,773)	(61,866)	(144,907)
		300	0.090	08/25/37	3,363	(206,973)	(66,070)	(140,903)
		300	0.090	08/25/37	3,363	(206,973)	(66,071)	(140,902)
		200	0.760	01/25/38	3,077	(137,845)	(58,345)	(79,500)

TOTAL						$(752,335)	$(250,896)	$(501,439)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments
October 31, 2009

Shares	Description	Value

Common Stocks – 98.1%

Aerospace & Defense – 2.9%
95,488	Honeywell International, Inc.	$3,427,064
78,836	Lockheed Martin Corp.	5,423,128
130,981	Northrop Grumman Corp.	6,566,078
99,128	United Technologies Corp.	6,091,416

		21,507,686

Air Freight & Logistics – 2.4%
32,665	Expeditors International of Washington, Inc.	1,052,466
18,003	FedEx Corp.	1,308,638
295,913	United Parcel Service, Inc. Class B	15,884,610

		18,245,714

Auto Components(a) – 0.7%
53,567	BorgWarner, Inc.	1,624,152
153,621	Johnson Controls, Inc.	3,674,614

		5,298,766

Automobiles* – 0.0%
51,578	Ford Motor Co.	361,046

Beverages – 3.0%
123,502	Hansen Natural Corp.*(a)	4,464,597
224,880	PepsiCo., Inc.	13,616,484
92,410	The Coca-Cola Co.	4,926,377

		23,007,458

Biotechnology* – 4.5%
214,451	Amgen, Inc.	11,522,452
81,827	Biogen Idec, Inc.	3,447,372
29,750	Celgene Corp.	1,518,737
67,042	Genzyme Corp.	3,392,325
328,563	Gilead Sciences, Inc.	13,980,356

		33,861,242

Building Products* – 0.2%
34,954	Armstrong World Industries, Inc.	1,302,036

Capital Markets – 1.0%
67,140	Bank of New York Mellon Corp.	1,789,952
72,626	Federated Investors, Inc. Class B(a)	1,906,433
165,608	SEI Investments Co.	2,893,172
19,478	T. Rowe Price Group, Inc.(a)	949,163

		7,538,720

Chemicals – 2.3%
38,503	CF Industries Holdings, Inc.	3,205,375
67,586	Eastman Chemical Co.	3,548,941
56,449	Huntsman Corp.	448,770
145,714	Monsanto Co.	9,789,066

		16,992,152

Commercial Banks – 0.4%
45,265	Fifth Third Bancorp	404,669
83,135	Wells Fargo & Co.	2,287,875

		2,692,544

Communications Equipment – 4.7%
860,091	Cisco Systems, Inc.*	19,653,079
14,142	EchoStar Corp.*	256,819
72,377	JDS Uniphase Corp.*	404,587
344,516	QUALCOMM, Inc.	14,266,408
201,374	Tellabs, Inc.*	1,212,271

		35,793,164

Computers & Peripherals – 7.9%
795,947	Dell, Inc.*	11,533,272
77,993	EMC Corp.*	1,284,545
36,982	Hewlett-Packard Co.	1,755,166
82,565	International Business Machines Corp.	9,958,165
49,568	Lexmark International, Inc.*	1,263,984
39,032	SanDisk Corp.*	799,375
1,306,171	Seagate Technology(a)	18,221,085
577,050	Sun Microsystems, Inc.*	4,720,269
12,058	Teradata Corp.*	336,177
291,588	Western Digital Corp.*	9,820,684

		59,692,722

Consumer Finance – 0.1%
57,598	Discover Financial Services	814,436

Containers & Packaging – 0.0%
12,862	Packaging Corp. of America	235,117

Diversified Consumer Services* – 0.2%
29,754	Apollo Group, Inc.	1,698,953

Diversified Financial Services – 0.1%
102,242	Citigroup, Inc.	418,170

Electric Utilities – 0.1%
15,831	Exelon Corp.	743,424

Electrical Equipment – 0.8%
114,743	Emerson Electric Co.	4,331,548
34,886	Rockwell Automation, Inc.	1,428,582

		5,760,130

Electronic Equipment, Instruments & Components* – 1.9%
94,958	Arrow Electronics, Inc.	2,406,236
101,533	Avnet, Inc.	2,515,988
392,113	Ingram Micro, Inc.	6,920,794
62,403	Tech Data Corp.	2,398,147

		14,241,165

Energy Equipment & Services – 1.0%
65,981	Exterran Holdings, Inc.*(a)	1,347,992
77,369	Halliburton Co.	2,259,948
232,308	Patterson-UTI Energy, Inc.(a)	3,619,359

		7,227,299

Food & Staples Retailing – 4.3%
204,664	CVS Caremark Corp.	7,224,639
351,103	Wal-Mart Stores, Inc.	17,442,797
198,667	Walgreen Co.	7,515,573

		32,183,009

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)

Food Products – 1.2%
172,037	Archer-Daniels-Midland Co.	$5,181,755
14,224	Bunge Ltd.(a)	811,621
38,831	Hormel Foods Corp.	1,415,778
159,521	Tyson Foods, Inc.	1,997,203

		9,406,357

Health Care Equipment & Supplies – 2.0%
18,501	Beckman Coulter, Inc.	1,190,169
116,830	Boston Scientific Corp.*	948,660
82,168	CareFusion Corp.*	1,838,098
13,609	Hill-Rom Holdings, Inc.	266,600
15,934	IDEXX Laboratories, Inc.*(a)	814,546
95,374	Medtronic, Inc.	3,404,852
143,877	Stryker Corp.	6,618,342

		15,081,267

Health Care Providers & Services – 2.3%
14,340	AmerisourceBergen Corp.	317,631
210,927	Cardinal Health, Inc.	5,977,671
127,497	Coventry Health Care, Inc.*(a)	2,528,266
47,142	McKesson Corp.	2,768,650
77,962	Medco Health Solutions, Inc.*	4,375,227
28,492	WellPoint, Inc.*	1,332,286

		17,299,731

Hotels, Restaurants & Leisure – 1.7%
133,049	Carnival Corp.	3,874,387
123,928	McDonald’s Corp.	7,263,420
97,223	Wyndham Worldwide Corp.	1,657,652

		12,795,459

Household Durables – 0.3%
57,292	Harman International Industries, Inc.	2,154,752

Household Products – 2.8%
62,092	Colgate-Palmolive Co.(a)	4,882,294
30,889	Kimberly-Clark Corp.	1,889,171
248,811	The Procter & Gamble Co.	14,431,038

		21,202,503

Industrial Conglomerates – 0.2%
37,945	Carlisle Cos., Inc.	1,177,813
17,876	Tyco International Ltd.	599,740

		1,777,553

Insurance – 1.9%
34,886	Assurant, Inc.	1,044,138
29,917	Prudential Financial, Inc.	1,353,146
71,610	The Travelers Cos., Inc.	3,565,462
412,044	Unum Group(a)	8,220,277

		14,183,023

Internet & Catalog Retail* – 1.2%
61,396	Amazon.com, Inc.(b)	7,294,459
39,840	Netflix, Inc.(a)	2,129,448

		9,423,907

Internet Software & Services* – 2.5%
27,523	Google, Inc.	14,755,631
165,078	VeriSign, Inc.(a)	3,765,429

		18,521,060

IT Services – 2.3%
405,785	Accenture PLC.	15,046,508
87,791	NeuStar, Inc.*	2,027,972

		17,074,480

Life Sciences Tools & Services* – 0.2%
30,288	Thermo Fisher Scientific, Inc.	1,362,960

Machinery – 1.6%
24,217	AGCO Corp.*	680,740
18,833	Cummins, Inc.	810,949
27,226	Eaton Corp.	1,645,812
13,999	Illinois Tool Works, Inc.	642,834
13,036	Navistar International Corp.*	432,013
210,357	The Toro Co.(a)	7,787,416

		11,999,764

Media – 1.8%
146,707	Comcast Corp.	2,127,251
36,341	News Corp. Class B(a)	494,238
78,509	Scripps Networks Interactive	2,964,500
272,852	Time Warner, Inc.	8,218,292

		13,804,281

Metals & Mining – 1.7%
38,915	Alcoa, Inc.	483,324
57,336	Commercial Metals Co.	850,866
60,328	Freeport-McMoRan Copper & Gold, Inc.*	4,425,662
58,913	Newmont Mining Corp.	2,560,359
59,291	Reliance Steel & Aluminum Co.	2,162,936
63,093	Schnitzer Steel Industries, Inc.	2,728,142

		13,211,289

Multiline Retail – 1.9%
66,924	Big Lots, Inc.*	1,676,446
91,725	Dollar Tree, Inc.*	4,139,549
58,877	Family Dollar Stores, Inc.	1,666,219
90,446	Kohl’s Corp.*	5,175,320
45,676	Nordstrom, Inc.	1,451,584

		14,109,118

Oil, Gas & Consumable Fuels – 3.4%
21,619	Cimarex Energy Co.	846,600
25,929	ConocoPhillips	1,301,117
178,322	Devon Energy Corp.	11,539,217
134,696	Exxon Mobil Corp.	9,653,662
123,392	Valero Energy Corp.	2,233,395

		25,573,991

Paper & Forest Products – 0.2%
54,735	International Paper Co.	1,221,138

Personal Products – 0.1%
28,615	Herbalife Ltd.	962,895

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Pharmaceuticals – 6.6%
536,674	Eli Lilly & Co.	$18,252,283
143,669	Forest Laboratories, Inc.*	3,975,321
163,640	Johnson & Johnson	9,662,942
46,108	Merck & Co., Inc.(a)	1,426,120
414,184	Pfizer, Inc.	7,053,554
325,329	Schering-Plough Corp.	9,174,278

		49,544,498

Professional Services – 1.0%
135,293	Manpower, Inc.	6,414,241
46,107	Robert Half International, Inc.(a)	1,069,682

		7,483,923

Real Estate Investment Trusts – 1.5%
30,341	AvalonBay Communities, Inc.	2,086,854
33,427	Equity Residential	965,372
17,397	Liberty Property Trust	510,950
18,379	Plum Creek Timber Co., Inc.(a)	575,079
39,315	Public Storage	2,893,584
97,990	Rayonier, Inc.	3,780,454
9,972	Simon Property Group, Inc.	676,999

		11,489,292

Semiconductors & Semiconductor Equipment – 4.1%
105,051	Integrated Device Technology, Inc.*	617,700
961,691	Intel Corp.	18,377,915
505,271	Texas Instruments, Inc.	11,848,605

		30,844,220

Software – 9.7%
35,782	Adobe Systems, Inc.*	1,178,659
1,975,440	Microsoft Corp.	54,778,951
543,210	Oracle Corp.	11,461,731
291,849	Symantec Corp.*	5,130,706
28,214	Synopsys, Inc.*	620,708

		73,170,755

Specialty Retail – 3.0%
78,153	Aeropostale, Inc.*(a)	2,933,082
106,198	Chico’s FAS, Inc.*	1,269,066
18,271	PetSmart, Inc.	429,917
195,138	Ross Stores, Inc.	8,588,023
121,864	The Gap, Inc.	2,600,578
182,902	The TJX Cos., Inc.	6,831,390

		22,652,056

Tobacco – 4.2%
43,015	Altria Group, Inc.	779,002
297,671	Lorillard, Inc.	23,134,990
163,259	Philip Morris International, Inc.	7,731,946

		31,645,938

Wireless Telecommunication Services* – 0.2%
406,635	Sprint Nextel Corp.	1,203,640

TOTAL COMMON STOCKS
(Cost $691,474,122)		$738,814,803

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment – 2.4%

Repurchase Agreement(c) – 2.4%
Joint Repurchase Agreement Account II
$18,000,000	0.074%	11/02/09	$18,000,000
Maturity Value: $18,000,111
(Cost $18,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $709,474,122)			$756,814,803

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 5.6%

Boston Global Investment Trust – Enhanced Portfolio II
42,007,608	0.240%	$42,007,608
(Cost $42,007,608)

TOTAL INVESTMENTS – 106.1%
(Cost $751,481,730)		$798,822,411

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.1)%		(45,621,394)

NET ASSETS – 100.0%		$753,201,017

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Joint repurchase agreement was entered into on October 30, 2009. Additional information appears on page 99.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(e)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments (continued)
October 31, 2009

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P Mini 500 Index	222	December 2009	$11,466,300	$(507,069)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments
October 31, 2009

Shares	Description	Value

Common Stocks – 96.6%

Aerospace & Defense – 1.5%
52,223	Honeywell International, Inc.	$1,874,284
43,151	Lockheed Martin Corp.	2,968,357
142,111	Northrop Grumman Corp.	7,124,024
45,701	United Technologies Corp.	2,808,327

		14,774,992

Air Freight & Logistics – 2.4%
15,531	Expeditors International of Washington, Inc.	500,409
128,245	FedEx Corp.	9,322,129
253,654	United Parcel Service, Inc. Class B	13,616,147

		23,438,685

Auto Components – 0.8%
113,528	Federal-Mogul Corp.*	1,265,837
286,477	Johnson Controls, Inc.	6,852,530

		8,118,367

Automobiles – 0.3%
261,097	Ford Motor Co.*	1,827,679
27,153	Thor Industries, Inc.	711,952

		2,539,631

Beverages*(a) – 0.5%
123,301	Hansen Natural Corp.	4,457,331

Biotechnology* – 1.1%
44,699	Amgen, Inc.	2,401,677
35,093	Biogen Idec, Inc.	1,478,468
169,798	Gilead Sciences, Inc.(a)	7,224,905

		11,105,050

Building Products*(a) – 0.1%
24,896	Armstrong World Industries, Inc.	927,376

Capital Markets – 3.3%
172,668	Allied Capital Corp.(a)	538,724
24,029	Ameriprise Financial, Inc.	833,085
263,648	Bank of New York Mellon Corp.	7,028,856
167,569	Eaton Vance Corp.	4,757,284
121,081	Federated Investors, Inc. Class B(a)	3,178,376
14,695	Investment Technology Group, Inc.*(a)	316,971
308,233	SEI Investments Co.	5,384,831
208,037	T. Rowe Price Group, Inc.(a)	10,137,643

		32,175,770

Chemicals – 1.3%
11,006	CF Industries Holdings, Inc.	916,250
9,949	Cytec Industries, Inc.(a)	330,008
11,621	E.I. du Pont de Nemours and Co.	369,780
103,834	Eastman Chemical Co.	5,452,323

237,571	Huntsman Corp.	1,888,690
52,274	Monsanto Co.	3,511,767

		12,468,818

Commercial Banks – 5.2%
320,948	BB&T Corp.	7,673,867
287,791	Fifth Third Bancorp	2,572,851
7,657	PNC Financial Services Group, Inc.	374,734
516,864	U.S. Bancorp	12,001,582
1,035,300	Wells Fargo & Co.	28,491,456

		51,114,490

Commercial Services & Supplies – 0.0%
21,569	R.R. Donnelley & Sons Co.	433,105

Communications Equipment* – 0.2%
147,432	JDS Uniphase Corp.	824,145
141,263	Tellabs, Inc.	850,403

		1,674,548

Computers & Peripherals – 2.1%
116,227	Dell, Inc.*	1,684,129
1,097,048	Seagate Technology	15,303,820
199,490	Sun Microsystems, Inc.*	1,631,828
45,563	Western Digital Corp.*	1,534,562

		20,154,339

Construction & Engineering* – 0.1%
27,651	URS Corp.	1,074,518

Consumer Finance – 1.3%
200,900	AmeriCredit Corp.*(a)	3,545,885
132,417	Capital One Financial Corp.	4,846,462
257,814	Discover Financial Services	3,645,490
9,653	The Student Loan Corp.	405,909

		12,443,746

Containers & Packaging – 0.3%
20,339	Ball Corp.	1,003,323
35,645	Packaging Corp. of America	651,591
39,954	Sonoco Products Co.	1,068,769
21,584	Temple-Inland, Inc.(a)	333,473

		3,057,156

Diversified Financial Services – 6.7%
1,867,147	Bank of America Corp.	27,223,003
3,049,195	Citigroup, Inc.	12,471,207
622,575	JPMorgan Chase & Co.	26,004,958

		65,699,168

Diversified Telecommunication Services – 4.0%
1,238,699	AT&T, Inc.(b)	31,797,403
252,026	Verizon Communications, Inc.	7,457,450

		39,254,853

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)

Electric Utilities – 3.1%
971,355	Duke Energy Corp.(a)	$15,366,836
330,547	Exelon Corp.	15,522,487

		30,889,323

Electrical Equipment – 0.7%
137,841	Emerson Electric Co.	5,203,498
38,252	Rockwell Automation, Inc.(a)	1,566,419

		6,769,917

Electronic Equipment, Instruments & Components – 1.0%
48,250	Arrow Electronics, Inc.*	1,222,655
36,544	Avnet, Inc.*	905,560
166,983	Flextronics International Ltd.*	1,082,050
305,213	Ingram Micro, Inc.*	5,387,009
27,246	Tech Data Corp.*(a)	1,047,064
21,322	Tyco Electronics Ltd.	453,093

		10,097,431

Energy Equipment & Services – 2.6%
41,427	Baker Hughes, Inc.	1,742,834
166,573	Exterran Holdings, Inc.*(a)	3,403,086
335,411	Halliburton Co.	9,797,355
19,260	Oil States International, Inc.*	663,315
319,528	Patterson-UTI Energy, Inc.(a)	4,978,246
45,052	Schlumberger Ltd.	2,802,235
54,103	Unit Corp.*(a)	2,114,345

		25,501,416

Food & Staples Retailing – 0.5%
145,638	CVS Caremark Corp.	5,141,021

Food Products – 1.8%
286,061	Archer-Daniels-Midland Co.	8,616,157
43,958	Bunge Ltd.(a)	2,508,244
59,131	Hormel Foods Corp.	2,155,916
382,229	Tyson Foods, Inc.	4,785,507

		18,065,824

Health Care Equipment & Supplies*(a) – 0.1%
60,218	CareFusion Corp.	1,347,077

Health Care Providers & Services – 1.9%
249,255	Cardinal Health, Inc.	7,063,887
170,009	Coventry Health Care, Inc.*(a)	3,371,279
23,940	McKesson Corp.	1,405,996
174,055	UnitedHealth Group, Inc.	4,516,727
39,153	WellPoint, Inc.*	1,830,794

		18,188,683

Hotels, Restaurants & Leisure – 0.2%
57,652	Carnival Corp.	1,678,826
13,047	Marriott International, Inc.(a)	326,958

		2,005,784

Household Durables – 0.7%
137,734	Harman International Industries, Inc.	5,180,176
27,382	Whirlpool Corp.	1,960,277

		7,140,453

Household Products – 0.5%
76,469	The Procter & Gamble Co.	4,435,202

Independent Power Producers & Energy Traders* – 0.3%
254,485	Dynegy, Inc.	508,970
150,318	Mirant Corp.	2,101,446

		2,610,416

Industrial Conglomerates – 2.5%
1,510,974	General Electric Co.	21,546,489
96,969	Tyco International Ltd.	3,253,310

		24,799,799

Insurance – 4.2%
19,964	Assurant, Inc.	597,523
63,018	Lincoln National Corp.	1,501,719
213,635	MBIA, Inc.*(a)	867,358
218,274	MetLife, Inc.	7,427,864
44,842	Principal Financial Group, Inc.	1,122,844
104,372	Protective Life Corp.	2,009,161
115,375	Prudential Financial, Inc.	5,218,411
207,123	The Travelers Cos., Inc.	10,312,654
27,059	Torchmark Corp.	1,098,595
569,740	Unum Group(a)	11,366,313

		41,522,442

Internet & Catalog Retail* – 0.4%
5,765	Amazon.com, Inc.	684,939
289,332	Liberty Media Corp. – Interactive	3,281,025
7,877	Netflix, Inc.(a)	421,026

		4,386,990

Internet Software & Services* – 0.0%
15,678	VeriSign, Inc.	357,615

IT Services – 0.9%
230,332	Accenture PLC	8,540,710

Machinery – 1.8%
64,954	AGCO Corp.*(a)(b)	1,825,857
91,389	Cummins, Inc.	3,935,210
64,589	Eaton Corp.	3,904,405
42,470	Ingersoll-Rand PLC	1,341,627
16,636	Navistar International Corp.*	551,317
47,994	Oshkosh Corp.	1,500,293
6,491	Parker Hannifin Corp.	343,763
80,825	The Toro Co.(a)	2,992,142
104,472	Trinity Industries, Inc.(a)	1,763,487

		18,158,101

Media – 4.6%
194,452	CBS Corp. Class B(a)	2,288,700
504,628	Comcast Corp.	7,317,106

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Media – (continued)

529,002	News Corp.	$6,094,103
46,651	News Corp. Class B(a)	634,454
108,897	Scripps Networks Interactive	4,111,951
30,307	Time Warner Cable, Inc.	1,195,308
774,110	Time Warner, Inc.	23,316,193

		44,957,815

Metals & Mining – 2.0%
93,846	Alcoa, Inc.	1,165,567
226,013	Commercial Metals Co.(a)	3,354,033
67,035	Freeport-McMoRan Copper & Gold, Inc.*	4,917,688
44,554	Nucor Corp.	1,775,477
169,205	Reliance Steel & Aluminum Co.(a)	6,172,598
56,020	Schnitzer Steel Industries, Inc.(a)	2,422,305

		19,807,668

Multi-Utilities – 1.0%
55,181	Ameren Corp.	1,343,106
34,522	Dominion Resources, Inc.	1,176,855
72,140	Integrys Energy Group, Inc.	2,496,044
65,839	MDU Resources Group, Inc.	1,366,159
84,669	NiSource, Inc.	1,093,923
75,694	Public Service Enterprise Group, Inc.	2,255,681

		9,731,768

Multiline Retail – 0.8%
37,641	Big Lots, Inc.*(a)	942,907
85,530	Dollar Tree, Inc.*	3,859,969
82,262	Nordstrom, Inc.(a)	2,614,286

		7,417,162

Oil, Gas & Consumable Fuels – 16.8%
53,246	Alpha Natural Resources, Inc.*	1,808,767
411,554	Chevron Corp.	31,500,343
188,305	Cimarex Energy Co.(a)	7,374,024
614,835	ConocoPhillips	30,852,420
418,168	Devon Energy Corp.	27,059,651
676,665	Exxon Mobil Corp.	48,496,581
15,221	Hess Corp.	833,197
42,059	Mariner Energy, Inc.*(a)	535,832
55,872	Occidental Petroleum Corp.	4,239,567
34,714	St. Mary Land & Exploration Co.(a)	1,183,747
172,828	Tesoro Corp.(a)	2,443,788
347,216	Valero Energy Corp.	6,284,610
60,235	XTO Energy, Inc.	2,503,367

		165,115,894

Paper & Forest Products – 0.5%
208,573	International Paper Co.	4,653,264
15,020	MeadWestvaco Corp.	342,906

		4,996,170

Personal Products – 0.0%
13,278	Herbalife Ltd.	446,805

Pharmaceuticals – 5.8%
531,975	Eli Lilly & Co.	18,092,470
109,063	Forest Laboratories, Inc.*	3,017,773
220,325	Merck & Co., Inc.	6,814,652
1,559,717	Pfizer, Inc.	26,561,980
76,658	Schering-Plough Corp.	2,161,756

		56,648,631

Professional Services(a) – 0.8%
169,338	Manpower, Inc.	8,028,315

Real Estate Investment Trusts – 3.8%
74,037	AvalonBay Communities, Inc.(a)	5,092,265
28,051	Equity Residential	810,113
57,516	Federal Realty Investment Trust(a)	3,395,169
92,481	Liberty Property Trust(a)	2,716,167
30,756	Nationwide Health Properties, Inc.(a)	991,881
97,159	Plum Creek Timber Co., Inc.(a)	3,040,105
66,890	Public Storage(a)	4,923,104
216,608	Rayonier, Inc.(a)	8,356,737
116,525	Simon Property Group, Inc.(a)	7,910,882

		37,236,423

Semiconductors & Semiconductor Equipment – 1.3%
46,086	Fairchild Semiconductor International, Inc.*	344,723
121,151	Integrated Device Technology, Inc.*	712,368
354,785	Intel Corp.	6,779,942
210,643	Texas Instruments, Inc.	4,939,578

		12,776,611

Software – 1.0%
290,112	Microsoft Corp.	8,044,806
115,369	Symantec Corp.*	2,028,187

		10,072,993

Specialty Retail – 1.7%
42,781	Aeropostale, Inc.*(a)	1,605,571
62,748	Penske Automotive Group, Inc.(a)	982,634
58,418	PetSmart, Inc.(a)	1,374,575
174,604	Ross Stores, Inc.(a)	7,684,322
77,208	The Gap, Inc.	1,647,619
93,728	The TJX Cos., Inc.	3,500,741

		16,795,462

Thrifts & Mortgage Finance – 0.2%
112,127	Hudson City Bancorp, Inc.	1,473,349

Tobacco – 1.4%
183,229	Lorillard, Inc.	14,240,558

Wireless Telecommunication Services* – 0.5%
1,780,358	Sprint Nextel Corp.	5,269,860

TOTAL COMMON STOCKS
(Cost $920,496,210)		$949,885,631

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments (continued)
October 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment – 2.1%

Repurchase Agreement(c) – 2.1%
Joint Repurchase Agreement Account II
$20,400,000	0.074%	11/02/09	$20,400,000
Maturity Value: $20,400,126
(Cost $20,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $940,896,210)			$970,285,631

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 13.1%

Boston Global Investment Trust – Enhanced Portfolio II
128,946,031	0.240%	$128,946,031
(Cost $128,141,675)

TOTAL INVESTMENTS – 111.8%
(Cost $1,069,037,885)		$1,099,231,662

LIABILITIES IN EXCESS OF OTHER ASSETS – (11.8)%		(115,985,016)

NET ASSETS – 100.0%		$983,246,646

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Joint repurchase agreement was entered into on October 30, 2009. Additional information appears on page 99.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P Mini 500 Index	635	December 2009	$32,797,750	$(473,016)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments
October 31, 2009

Shares	Description	Value

Common Stocks – 97.9%

Aerospace & Defense* – 0.4%
27,973	Ceradyne, Inc.	$450,925
5,416	Esterline Technologies Corp.	228,068
358,383	Taser International, Inc.	1,465,786

		2,144,779

Air Freight & Logistics – 0.3%
11,980	Dynamex, Inc.*	221,989
94,897	Pacer International, Inc.	271,406
71,960	UTI Worldwide, Inc.	897,341

		1,390,736

Airlines – 0.6%
34,516	Allegiant Travel Co.*(a)	1,301,599
122,090	SkyWest, Inc.	1,705,597

		3,007,196

Auto Components – 0.7%
31,710	Cooper Tire & Rubber Co.	483,895
158,294	Dana Holding Corp.*	895,944
7,782	Drew Industries, Inc.*	148,947
33,383	Spartan Motors, Inc.	166,581
40,894	Standard Motor Products, Inc.	341,874
30,142	Superior Industries International, Inc.	400,286
54,898	Tenneco, Inc.*	747,711
7,081	WABCO Holdings, Inc.	167,961

		3,353,199

Automobiles – 0.0%
5,289	Thor Industries, Inc.	138,678

Beverages* – 0.5%
15,563	Hansen Natural Corp.	562,602
156,321	National Beverage Corp.	1,711,715
9,926	The Boston Beer Co., Inc.	377,188

		2,651,505

Biotechnology – 4.6%
193,796	Alkermes, Inc.*(a)	1,544,554
70,133	Cepheid, Inc.*(a)	930,665
135,124	Cubist Pharmaceuticals, Inc.*	2,289,001
102,607	Emergent Biosolutions, Inc.*	1,479,593
205,628	Enzon Pharmaceuticals, Inc.*(a)	1,725,219
43,696	Human Genome Sciences, Inc.*(a)	816,678
32,434	Idera Pharmaceuticals, Inc.*(a)	173,198
455,639	Insmed, Inc.*	318,947
122,139	Martek Biosciences Corp.*(a)	2,193,616
86,699	Maxygen, Inc.*	483,780
50,016	Myriad Genetics, Inc.*	1,214,389
437,996	Nabi Biopharmaceuticals*	1,423,487
18,658	Onyx Pharmaceuticals, Inc.*	496,303
47,992	OSI Pharmaceuticals, Inc.*	1,546,302
528,028	PDL BioPharma, Inc.(a)	4,440,716
239,138	Progenics Pharmaceuticals, Inc.*	1,001,988

24,076	Regeneron Pharmaceuticals, Inc.*	377,993
122,157	Synta Pharmaceuticals Corp.*(a)	335,932

		22,792,361

Building Products – 1.1%
28,486	American Woodmark Corp.(a)	560,320
91,264	Apogee Enterprises, Inc.(a)	1,208,335
13,840	Armstrong World Industries, Inc.*	515,540
29,473	Builders FirstSource, Inc.*(a)	114,650
35,450	Insteel Industries, Inc.(a)	394,204
69,598	Universal Forest Products, Inc.	2,483,257

		5,276,306

Capital Markets – 2.3%
230,417	Allied Capital Corp.	718,901
64,229	American Capital Ltd.*(a)	172,134
118,000	BlackRock Kelso Capital Corp.	862,580
2,970	Capital Southwest Corp.	220,552
29,955	Cohen & Steers, Inc.(a)	579,030
10,812	Eaton Vance Corp.	306,953
25,857	FBR Capital Markets Corp.*	157,728
11,397	Federated Investors, Inc. Class B(a)	299,171
57,641	GAMCO Investors, Inc.	2,431,874
75,579	Gladstone Capital Corp.(a)	620,504
120,514	Hercules Technology Growth Capital, Inc.	1,130,421
83,208	MCG Capital Corp.*	332,000
29,711	MVC Capital, Inc.	272,747
151,888	NGP Capital Resources Co.	1,087,518
8,199	Oppenheimer Holdings, Inc.	209,074
17,481	Piper Jaffray Cos., Inc.*	810,944
80,409	Pzena Investment Management, Inc.*	593,418
18,286	Riskmetrics Group, Inc.*	268,621
8,315	SEI Investments Co.	145,263
57	Teton Advisors, Inc.*	576
15,615	Virtus Investment Partners, Inc.*	228,916

		11,448,925

Chemicals – 1.6%
74,499	A. Schulman, Inc.	1,294,048
8,441	Balchem Corp.	232,887
63,534	Huntsman Corp.	505,095
29,864	Innospec, Inc.	352,993
54,255	OM Group, Inc.*	1,465,970
141,547	Omnova Solutions, Inc.*	907,316
244,905	PolyOne Corp.*	1,366,570
88,190	Spartech Corp.	843,978
3,055	Stepan Co.	174,868
39,785	Westlake Chemical Corp.(a)	966,378

		8,110,103

Commercial Banks – 3.9%
21,572	1st Source Corp.	319,697
10,199	Associated Banc-Corp.(a)	130,649

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Commercial Banks – (continued)

154,763	Cathay General Bancorp(a)	$1,366,557
156,190	CVB Financial Corp.(a)	1,251,082
94,369	First Bancorp	1,279,644
14,083	First Bancorp, Inc.	219,836
37,100	Glacier Bancorp, Inc.(a)	485,639
77,551	Great Southern Bancorp, Inc.(a)	1,777,469
287,641	International Bancshares Corp.(a)	4,271,469
10,458	Lakeland Financial Corp.	215,121
71,709	Renasant Corp.(a)	1,049,820
58,663	Sterling Bancshares, Inc.	326,753
4,188	SVB Financial Group*	172,755
78,808	Texas Capital Bancshares, Inc.*	1,148,232
56,096	Trustmark Corp.(a)	1,063,019
258,293	Wilshire Bancorp, Inc.(a)	1,818,383
84,688	Wintrust Financial Corp.(a)	2,389,048

		19,285,173

Commercial Services & Supplies – 1.9%
24,935	ATC Technology Corp.*	521,142
137,660	HNI Corp.(a)	3,623,211
45,611	ICT Group, Inc.*	722,934
117,464	Kimball International, Inc. Class B(a)	880,980
35,581	Steelcase, Inc.	205,302
96,358	The Standard Register Co.(a)	459,628
49,326	United Stationers, Inc.*	2,325,228
33,832	Viad Corp.	592,060

		9,330,485

Communications Equipment – 2.5%
43,147	ADC Telecommunications, Inc.*	280,024
55,376	ADTRAN, Inc.(a)	1,275,863
72,165	Aruba Networks, Inc.*	564,330
48,653	Bel Fuse, Inc. Class B	880,619
16,358	EchoStar Corp.*	297,061
73,859	Emulex Corp.*	745,976
313,580	Extreme Networks, Inc.*	624,024
4,202	Loral Space & Communications, Inc.*	111,017
20,649	NETGEAR, Inc.*	376,431
48,618	PC-Tel, Inc.*	284,902
66,619	Plantronics, Inc.	1,606,184
18,155	Polycom, Inc.*	389,788
576,952	Powerwave Technologies, Inc.*(a)	721,190
82,740	SeaChange International, Inc.*	560,150
264,314	ShoreTel, Inc.*	1,736,543
247,982	Symmetricom, Inc.*	1,187,834
98,580	Tollgrade Communications, Inc.*	586,551

		12,228,487

Computers & Peripherals – 1.8%
108,454	Avid Technology, Inc.*(a)	1,369,774
87,949	Cray, Inc.*	656,099
106,192	Electronics for Imaging, Inc.*	1,238,199
50,602	Hutchinson Technology, Inc.*	294,504
213,284	Imation Corp.(a)	1,881,165
66,409	Isilon Systems, Inc.*	348,647

65,755	Novatel Wireless, Inc.*	586,535
732,615	Quantum Corp.*	1,355,338
30,159	STEC, Inc.*(a)	642,990
9,811	Stratasys, Inc.*	154,817
21,167	Super Micro Computer, Inc.*	170,606

		8,698,674

Construction & Engineering* – 0.2%
82,292	Dycom Industries, Inc.	813,045
38,566	Integrated Electrical Services, Inc.	253,764

		1,066,809

Consumer Finance – 1.2%
328,697	Advance America Cash Advance Centers, Inc.(a)	1,623,763
32,465	Cash America International, Inc.(a)	982,391
81,503	First Cash Financial Services, Inc.*	1,400,222
62,716	Rewards Network, Inc.	674,824
39,986	World Acceptance Corp.*(a)	1,003,249

		5,684,449

Containers & Packaging – 0.2%
18,061	AEP Industries, Inc.*	629,968
27,574	Myers Industries, Inc.	241,824

		871,792

Distributors* – 0.1%
22,241	Core-Mark Holding Co., Inc.	608,736

Diversified Consumer Services – 0.5%
71,052	Corinthian Colleges, Inc.*(a)	1,126,885
18,959	Pre-Paid Legal Services, Inc.*(a)	749,639
13,105	Regis Corp.	212,825
7,387	Steiner Leisure Ltd.*	273,023

		2,362,372

Diversified Financial Services – 2.0%
31,857	Asset Acceptance Capital Corp.*	231,601
205,471	Compass Diversified Holdings	2,101,968
56,947	Encore Capital Group, Inc.*	852,497
44,365	Financial Federal Corp.	905,933
187,696	PHH Corp.*(a)	3,033,167
34,930	Portfolio Recovery Associates, Inc.*(a)	1,611,670
364,716	Primus Guaranty Ltd.*(a)	1,243,682

		9,980,518

Electrical Equipment – 2.1%
26,440	Acuity Brands, Inc.	837,090
91,865	Belden, Inc.	2,108,302
41,762	Encore Wire Corp.	866,561
55,127	EnerSys*	1,218,307
28,038	Fushi Copperweld, Inc.*	193,743
34,099	GrafTech International Ltd.*	460,337
226,865	LSI Industries, Inc.	1,585,786

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Electrical Equipment – (continued)

15,996	Powell Industries, Inc.*	$588,333
5,947	Thomas & Betts Corp.*	203,447
63,751	Vicor Corp.*	434,782
71,175	Woodward Governor Co.(a)	1,673,324

		10,170,012

Electronic Equipment, Instruments & Components – 2.2%
107,968	Agilysys, Inc.(a)	508,529
121,298	Benchmark Electronics, Inc.*	2,037,806
216,772	Brightpoint, Inc.*(a)	1,597,610
44,582	CTS Corp.	399,455
60,791	Ingram Micro, Inc.*	1,072,961
90,657	Insight Enterprises, Inc.*	953,712
100,694	Methode Electronics, Inc.	730,031
81,400	RadiSys Corp.*	692,714
80,652	Smart Modular Technologies, Inc.*	327,447
26,375	SYNNEX Corp.*	678,629
43,919	Tech Data Corp.*	1,687,807
26,474	Vishay Intertechnology, Inc.*	164,933

		10,851,634

Energy Equipment & Services – 1.7%
71,656	Basic Energy Services, Inc.*	501,592
33,029	CARBO Ceramics, Inc.(a)	1,928,563
51,802	Complete Production Services, Inc.*	493,673
15,030	Dawson Geophysical Co.*	362,975
35,421	Exterran Holdings, Inc.*(a)	723,651
97,001	Global Industries Ltd.*	707,137
16,790	Oil States International, Inc.*	578,248
26,402	Pioneer Drilling Co.*	176,629
34,448	RPC, Inc.	322,089
10,146	T-3 Energy Services, Inc.*	203,123
24,629	Unit Corp.*	962,501
115,313	Willbros Group, Inc.*	1,515,213

		8,475,394

Food & Staples Retailing – 0.2%
12,786	Ingles Markets, Inc.	196,649
85,461	Winn-Dixie Stores, Inc.*	947,762

		1,144,411

Food Products – 1.5%
50,816	Chiquita Brands International, Inc.*(a)	822,711
23,802	Fresh Del Monte Produce, Inc.*	516,742
57,514	J&J Snack Foods Corp.	2,252,823
23,845	Lancaster Colony Corp.	1,158,390
75,168	Sanderson Farms, Inc.(a)	2,750,397

		7,501,063

Gas Utilities – 0.3%
7,753	Energen Corp.	340,201
45,824	Southwest Gas Corp.	1,145,142

		1,485,343

Health Care Equipment & Supplies – 3.0%
132,431	Align Technology, Inc.*(a)	2,081,815
9,338	Analogic Corp.	348,681
40,767	AngioDynamics, Inc.*	615,582
24,290	Aspect Medical Systems, Inc.*	290,994
1,897	Atrion Corp.	224,624
14,910	Beckman Coulter, Inc.	959,160
10,692	CONMED Corp.*	226,564
74,007	Hill-Rom Holdings, Inc.	1,449,797
78,260	IDEXX Laboratories, Inc.*(a)	4,000,651
8,941	Immucor, Inc.*	159,865
79,579	Invacare Corp.(a)	1,784,957
54,438	IRIS International, Inc.*	552,001
7,448	Kensey Nash Corp.*	178,082
112,605	Medical Action Industries, Inc.*	1,231,899
6,098	Meridian Bioscience, Inc.	135,315
47,442	Osteotech, Inc.*	204,949
41,823	RTI Biologics, Inc.*	163,946
14,065	Somanetics Corp.*	210,272
7,774	STERIS Corp.	227,467

		15,046,621

Health Care Providers & Services* – 3.3%
171,106	AMN Healthcare Services, Inc.	1,423,602
88,532	Assisted Living Concepts, Inc.	1,834,383
167,619	Kindred Healthcare, Inc.	2,463,999
50,196	LCA-Vision, Inc.	225,882
21,195	LifePoint Hospitals, Inc.(a)	600,454
12,445	Magellan Health Services, Inc.	399,858
52,224	MedCath Corp.	428,759
74,281	Molina Healthcare, Inc.(a)	1,390,540
361,216	Nighthawk Radiology Holdings, Inc.	2,163,684
258,006	PharMerica Corp.(a)	3,981,033
128,752	Universal American Financial Corp.	1,287,520

		16,199,714

Health Care Technology(a) – 0.1%
14,736	Computer Programs and Systems, Inc.	622,449

Hotels, Restaurants & Leisure – 1.7%
71,975	Choice Hotels International, Inc.	2,146,294
45,744	Domino’s Pizza, Inc.*(a)	335,761
31,870	Landry’s Restaurants, Inc.*	347,383
209,225	O’Charley’s, Inc.*	1,466,667
134,162	Papa John’s International, Inc.*	3,018,645
107,092	The Steak n Shake Co.*(a)	1,247,622

		8,562,372

Household Durables – 1.7%
72,690	American Greetings Corp.	1,478,515
53,257	Blyth, Inc.	1,886,895
36,402	Ethan Allen Interiors, Inc.(a)	453,569
107,143	Furniture Brands International, Inc.*(a)	455,358

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Household Durables – (continued)

13,945	Harman International Industries, Inc.	$524,471
22,700	Hooker Furniture Corp.	290,787
72,208	iRobot Corp.*(a)	965,421
70,211	Kid Brands, Inc.*	348,949
150,295	La-Z-Boy, Inc.(a)	1,067,094
25,220	M/I Homes, Inc.*	281,707
8,473	Meritage Homes Corp.*	154,548
52,018	Standard Pacific Corp.*	156,054
16,278	Tempur-Pedic International, Inc.*	315,305

		8,378,673

Household Products* – 0.5%
248,484	Central Garden & Pet Co.	2,350,659

Industrial Conglomerates – 0.4%
30,085	Carlisle Cos., Inc.	933,838
11,530	Raven Industries, Inc.	284,791
7,549	Standex International Corp.	132,712
35,514	Tredegar Corp.	484,056

		1,835,397

Insurance – 2.8%
248,378	American Equity Investment Life Holding Co.	1,631,843
33,454	Aspen Insurance Holdings Ltd.	863,113
139,066	CNA Surety Corp.*	2,010,894
239,649	Conseco, Inc.*	1,248,571
81,778	Delphi Financial Group, Inc.	1,774,583
40,105	Endurance Specialty Holdings Ltd.	1,443,379
23,406	FBL Financial Group, Inc.	471,631
13,610	First Mercury Financial Corp.	172,847
17,634	Infinity Property & Casualty Corp.	681,907
163,268	MBIA, Inc.*(a)	662,868
89,808	National Financial Partners Corp.*	731,935
11,339	Platinum Underwriters Holdings Ltd.	405,596
20,107	Transatlantic Holdings, Inc.	1,015,404
36,916	Unitrin, Inc.	723,554

		13,838,125

Internet & Catalog Retail – 1.1%
29,203	1-800-FLOWERS.COM, Inc.*	112,140
27,647	Blue Nile, Inc.*(a)	1,660,202
44,509	Netflix, Inc.*(a)	2,379,006
45,329	NutriSystem, Inc.(a)	975,480
14,591	Shutterfly, Inc.*	205,733

		5,332,561

Internet Software & Services – 2.2%
119,584	Art Technology Group, Inc.*	492,686
51,357	Dice Holdings, Inc.*	308,656
6,343	Digital River, Inc.*	144,811
53,217	DivX, Inc.*	255,974

280,161	EarthLink, Inc.	2,269,304
200,835	Internap Network Services Corp.*	642,672
94,636	LivePerson, Inc.*	476,019
349,644	Marchex, Inc. Class B	1,583,887
144,420	ModusLink Global Solutions, Inc.*	1,187,132
512,186	RealNetworks, Inc.*	1,828,504
58,350	United Online, Inc.	466,800
127,032	ValueClick, Inc.*	1,249,995

		10,906,440

IT Services* – 2.0%
148,422	Acxiom Corp.	1,703,885
476,660	Ciber, Inc.	1,534,845
54,330	CSG Systems International, Inc.	887,752
648,008	Lionbridge Technologies, Inc.	1,354,337
20,881	Ness Technologies, Inc.	137,606
45,135	NeuStar, Inc.	1,042,619
10,543	Perot Systems Corp.	315,657
43,800	StarTek, Inc.	254,040
54,223	TeleTech Holdings, Inc.	970,049
9,636	Unisys Corp.	280,793
114,929	VeriFone Holdings, Inc.(a)	1,528,556

		10,010,139

Leisure Equipment & Products(a) – 0.6%
31,895	Callaway Golf Co.	218,162
184,657	Nautilus, Inc.*	330,536
57,841	Polaris Industries, Inc.	2,433,371

		2,982,069

Life Sciences Tools & Services* – 1.6%
363,527	Accelrys, Inc.	1,973,952
46,587	Affymetrix, Inc.	243,650
37,906	Albany Molecular Research, Inc.	308,555
17,408	Bio-Rad Laboratories, Inc.	1,556,101
39,955	Cambrex Corp.	239,730
21,738	Dionex Corp.	1,475,575
110,357	eResearchTechnology, Inc.	816,642
14,800	Kendle International, Inc.	249,824
22,173	Varian, Inc.	1,135,257

		7,999,286

Machinery – 3.3%
20,876	AGCO Corp.*	586,824
95,120	Albany International Corp.	1,584,699
25,557	American Railcar Industries, Inc.	255,570
71,795	Briggs & Stratton Corp.(a)	1,342,566
50,381	EnPro Industries, Inc.*	1,137,603
46,239	FreightCar America, Inc.	1,090,316
28,140	John Bean Technologies Corp.	462,059
65,332	Kadant, Inc.*	842,129
29,623	Miller Industries, Inc.*	297,711
56,469	Mueller Industries, Inc.	1,336,057
35,034	NACCO Industries, Inc.	2,088,026
19,784	Navistar International Corp.*	655,642

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Machinery – (continued)

12,059	Tecumseh Products Co.*	$126,017
35,247	Tennant Co.	939,685
90,842	The Toro Co.(a)	3,362,971

		16,107,875

Marine*(a) – 0.1%
20,641	American Commercial Lines, Inc.	442,749

Media – 1.0%
39,326	Arbitron, Inc.(a)	852,588
28,216	Ascent Media Corp.*	654,329
71,395	Harte-Hanks, Inc.	838,177
227,948	Journal Communications, Inc.	811,495
120,132	Live Nation, Inc.*	800,079
144,315	The E.W. Scripps Co.*	917,843
14,894	Valassis Communications, Inc.*	271,518

		5,146,029

Metals & Mining – 1.7%
15	A.M. Castle & Co.	169
82,970	Brush Engineered Materials, Inc.*(a)	1,530,796
38,972	Coeur d’Alene Mines Corp.*(a)	782,558
7,233	Haynes International, Inc.*	204,839
89,211	Kaiser Aluminum Corp.	3,563,979
206,054	Stillwater Mining Co.*	1,277,535
89,846	Sutor Technology Group Ltd.*	259,655
74,921	Worthington Industries, Inc.	827,877

		8,447,408

Multi-Utilities – 0.9%
72,231	Black Hills Corp.(a)	1,760,269
48,604	Integrys Energy Group, Inc.	1,681,698
47,930	MDU Resources Group, Inc.	994,548

		4,436,515

Multiline Retail – 1.1%
217,569	99 Cents Only Stores*(a)	2,473,760
204,404	Fred’s, Inc.	2,420,143
156,291	Tuesday Morning Corp.*	504,820

		5,398,723

Oil, Gas & Consumable Fuels – 3.5%
70,254	Berry Petroleum Co.(a)	1,781,641
36,482	Bill Barrett Corp.*	1,130,212
68,583	Cimarex Energy Co.	2,685,710
99,104	Mariner Energy, Inc.*	1,262,585
3,302	Overseas Shipholding Group, Inc.(a)	129,604
39,816	Rosetta Resources, Inc.*	538,710
16,789	St. Mary Land & Exploration Co.(a)	572,505
21,559	Stone Energy Corp.*(a)	330,499
57,904	Swift Energy Co.*	1,226,407
87,984	Tesoro Corp.(a)	1,244,094
32,597	USEC, Inc.*	125,824
41,441	Venoco, Inc.*	522,157

160,889	W&T Offshore, Inc.(a)	1,874,357
77,810	World Fuel Services Corp.(a)	3,956,639

		17,380,944

Paper & Forest Products – 1.4%
61,741	Buckeye Technologies, Inc.*	553,199
41,488	Clearwater Paper Corp.*	1,878,162
38,773	Domtar Corp.*(a)	1,624,201
12,407	Glatfelter	131,142
188,789	KapStone Paper and Packaging Corp.*	1,310,195
215,920	Louisiana-Pacific Corp.*(a)	1,133,580
25,311	Neenah Paper, Inc.	261,969
28,649	Wausau Paper Corp.	251,252

		7,143,700

Personal Products – 0.2%
168,242	Mannatech, Inc.(a)	572,023
26,384	Prestige Brands Holdings, Inc.*	178,356

		750,379

Pharmaceuticals* – 1.6%
174,402	DepoMed, Inc.	542,390
6,287	Hi-Tech Pharmacal Co., Inc.	114,675
279,968	King Pharmaceuticals, Inc.	2,836,076
75,689	Par Pharmaceutical Cos., Inc.	1,587,198
400,546	Questcor Pharmaceuticals, Inc.(a)	1,818,479
32,184	Watson Pharmaceuticals, Inc.	1,107,773

		8,006,591

Professional Services – 2.2%
10,981	Administaff, Inc.	272,548
70,132	CDI Corp.	854,208
211,452	Kelly Services, Inc.	2,342,888
174,711	Kforce, Inc.*	2,049,360
204,508	MPS Group, Inc.*(a)	2,764,948
7,135	School Specialty, Inc.*	158,754
268,229	Spherion Corp.*	1,327,734
58,351	TrueBlue, Inc.*	706,047
80,151	Volt Information Sciences, Inc.*	650,025

		11,126,512

Real Estate Investment Trusts – 7.2%
146,128	American Campus Communities, Inc.	3,948,379
50,029	BRE Properties, Inc.	1,362,290
34,206	Care Investment Trust, Inc.	273,990
24,909	DiamondRock Hospitality Co.*	189,557
92,578	Douglas Emmett, Inc.	1,092,420
31,822	Education Realty Trust, Inc.	159,428
55,051	Federal Realty Investment Trust	3,249,661
296,530	Franklin Street Properties Corp.	3,196,593
30,899	Health Care REIT, Inc.	1,370,989
157,135	Highwoods Properties, Inc.	4,324,355
48,377	LTC Properties, Inc.	1,148,954
12,930	Mid-America Apartment Communities, Inc.	566,593

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)

39,551	National Health Investors, Inc.	$1,186,530
12,423	National Retail Properties, Inc.	240,758
56,402	Nationwide Health Properties, Inc.	1,818,964
221,859	OMEGA Healthcare Investors, Inc.	3,363,382
51,549	Rayonier, Inc.	1,988,760
192,061	Realty Income Corp.(a)	4,451,974
55,250	Senior Housing Properties Trust	1,065,220
29,102	Sun Communities, Inc.	507,539
7,901	Urstadt Biddle Properties	116,698

		35,623,034

Road & Rail – 2.1%
3,807	AMERCO*	160,922
27,985	Arkansas Best Corp.	722,573
22,944	Celadon Group, Inc.*	223,933
93,302	Dollar Thrifty Automotive Group, Inc.*(a)	1,727,020
6,516	J.B. Hunt Transportation Services, Inc.	195,871
4,201	Landstar System, Inc.	148,043
143,968	Marten Transport Ltd.*	2,525,199
41,760	Saia, Inc.*	612,202
30,946	Universal Truckload Services, Inc.	508,752
179,928	Werner Enterprises, Inc.	3,373,650

		10,198,165

Semiconductors & Semiconductor Equipment – 4.0%
450,590	Amkor Technology, Inc.*(a)	2,482,751
142,650	Applied Micro Circuits Corp.*	1,115,523
5,342	Cabot Microelectronics Corp.*	170,837
54,864	Cohu, Inc.	624,352
126,663	DSP Group, Inc.*	732,112
125,574	Entegris, Inc.*	472,158
165,540	Exar Corp.*	1,142,226
19,747	FEI Co.*	470,176
1,221,987	Lattice Semiconductor Corp.*	2,333,995
88,294	Micrel, Inc.	659,556
259,641	MIPS Technologies, Inc.*	1,025,582
34,751	OmniVision Technologies, Inc.*	426,047
138,681	Photronics, Inc.*(a)	579,687
137,209	RF Micro Devices, Inc.*	546,092
58,070	Rudolph Technologies, Inc.*	368,164
63,922	Sigma Designs, Inc.*(a)	767,703
755,778	Silicon Image, Inc.*	1,594,692
529,712	Silicon Storage Technology, Inc.*	1,075,316
54,604	Standard Microsystems Corp.*	1,051,673
31,315	Volterra Semiconductor Corp.*	433,713
192,523	Zoran Corp.*	1,707,679

		19,780,034

Software – 5.6%
23,412	Advent Software, Inc.*(a)	894,807
81,622	Blackbaud, Inc.(a)	1,811,192
25,922	Bottomline Technologies, Inc.*	380,535

51,488	Chordiant Software, Inc.*	179,178
128,412	Commvault Systems, Inc.*	2,529,716
25,732	DemandTec, Inc.*	226,184
22,783	Double-Take Software, Inc.*	211,198
44,548	Epicor Software Corp.*	343,911
47,811	FalconStor Software, Inc.*	159,211
12,924	I2 Technologies, Inc.*	203,424
41,503	JDA Software Group, Inc.*	823,420
69,380	Kenexa Corp.*	874,188
140,449	Manhattan Associates, Inc.*	3,223,305
217,121	Mentor Graphics Corp.*	1,584,983
37,057	MicroStrategy, Inc.*	3,233,964
361,525	OpenTV Corp.*	556,748
38,695	PROS Holdings, Inc.*	347,868
49,504	Renaissance Learning, Inc.	449,496
427,373	Symyx Technologies, Inc.*	2,508,679
143,245	Synopsys, Inc.*	3,151,390
50,455	Taleo Corp.*	1,096,892
62,443	The Ultimate Software Group, Inc.*	1,592,921
187,847	THQ, Inc.*	982,440
77,154	Unica Corp.*	536,992

		27,902,642

Specialty Retail – 2.9%
85,731	Aeropostale, Inc.*(a)	3,217,484
6,935	America’s Car-Mart, Inc.*	143,763
104,238	Brown Shoe Co., Inc.	1,080,948
56,846	Build-A-Bear Workshop, Inc.*(a)	294,462
34,074	DSW, Inc.*	654,221
15,253	J. Crew Group, Inc.*	622,017
37,902	Jo-Ann Stores, Inc.*	1,008,951
16,070	Kirkland’s, Inc.*	202,161
13,005	PetSmart, Inc.(b)	306,008
78,649	Pier 1 Imports, Inc.*	276,844
156,520	Stage Stores, Inc.	1,846,936
28,951	Stein Mart, Inc.*	275,035
60,944	The Cato Corp.	1,201,206
74,368	The Gymboree Corp.*(a)	3,165,846

		14,295,882

Textiles, Apparel & Luxury Goods – 1.9%
75,965	Carter’s, Inc.*(b)	1,792,774
27,863	Columbia Sportswear Co.(a)	1,060,187
77,714	Crocs, Inc.*	472,501
28,839	Fossil, Inc.*	770,867
69,806	Jones Apparel Group, Inc.	1,248,829
69,023	Kenneth Cole Productions, Inc.	656,409
61,762	Lululemon Athletica, Inc.*(a)	1,551,461
19,307	Oxford Industries, Inc.	373,590
48,528	Perry Ellis International, Inc.*	663,378
5,261	Skechers U.S.A., Inc.*	114,795
34,628	The Timberland Co.*	560,281
12,031	Wolverine World Wide, Inc.	307,753

		9,572,825

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Thrifts & Mortgage Finance – 0.7%
48,353	Astoria Financial Corp.	$482,563
52,348	Brookline Bancorp, Inc.	512,487
165,689	First Financial Northwest, Inc.	980,879
88,441	NewAlliance Bancshares, Inc.	979,926
33,554	Washington Federal, Inc.	575,451

		3,531,306

Tobacco(a) – 0.4%
361,668	Alliance One International, Inc.*	1,594,956
11,981	Universal Corp.	498,290

		2,093,246

Trading Companies & Distributors* – 0.1%
61,629	BlueLinx Holdings, Inc.(a)	180,573
49,249	Titan Machinery, Inc.	528,442

		709,015

Wireless Telecommunication Services – 0.6%
293,295	USA Mobility, Inc.	3,196,915

TOTAL COMMON STOCKS
(Cost $453,815,822)		$485,414,134

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment – 2.5%

Repurchase Agreement(c) – 2.5%
Joint Repurchase Agreement Account II
$12,400,000	0.074%	11/02/09	$12,400,000
Maturity Value: $12,400,076
(Cost $12,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $466,215,822)			$497,814,134

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 23.3%

Boston Global Investment Trust – Enhanced Portfolio II
115,598,455	0.240%	$115,598,455
(Cost $114,540,539)

TOTAL INVESTMENTS – 123.7%
(Cost $580,756,361)		$613,412,589

LIABILITIES IN EXCESS OF OTHER ASSETS – (23.7)%		(117,387,525)

NET ASSETS – 100.0%		$496,025,064

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Joint repurchase agreement was entered into on October 30, 2009. Additional information appears on page 99.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(e)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell Mini 2000 Index	205	December 2009	$11,516,900	$(974,207)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments
October 31, 2009

Shares	Description	Value

Common Stocks – 97.6%

Aerospace & Defense* – 0.5%
4,174	DynCorp International, Inc.	$70,958
392	Esterline Technologies Corp.	16,507
21,643	Taser International, Inc.	88,520

		175,985

Air Freight & Logistics* – 0.2%
15,954	Air Transport Services Group, Inc.	41,321
765	Dynamex, Inc.	14,175

		55,496

Airlines – 0.5%
3,257	Allegiant Travel Co.*(a)	122,822
4,894	SkyWest, Inc.	68,369

		191,191

Auto Components – 1.1%
11,332	Cooper Tire & Rubber Co.	172,926
4,417	Dana Holding Corp.*	25,000
3,087	Dorman Products, Inc.*	45,132
2,675	Drew Industries, Inc.*	51,199
7,133	Standard Motor Products, Inc.	59,632
1,451	Tenneco, Inc.*	19,763

		373,652

Beverages* – 0.5%
8,844	National Beverage Corp.	96,842
2,032	The Boston Beer Co., Inc.	77,216

		174,058

Biotechnology – 8.5%
27,489	Alkermes, Inc.*	219,087
2,308	Celera Corp.*	14,287
11,728	Cepheid, Inc.*(a)	155,631
18,067	Cubist Pharmaceuticals, Inc.*(b)	306,055
11,827	Emergent Biosolutions, Inc.*	170,545
12,815	Enzon Pharmaceuticals, Inc.*(a)	107,518
10,031	Exelixis, Inc.*	60,988
6,931	Genomic Health, Inc.*(a)	128,709
10,984	Human Genome Sciences, Inc.*	205,291
46,429	Insmed, Inc.*	32,500
13,167	Isis Pharmaceuticals, Inc.*(a)	166,826
13,921	Martek Biosciences Corp.*(a)	250,021
21,912	Maxygen, Inc.*	122,269
2,015	Myriad Genetics, Inc.*	48,924
35,992	Nabi Biopharmaceuticals*	116,974
5,738	Onyx Pharmaceuticals, Inc.*	152,631
1,511	OSI Pharmaceuticals, Inc.*	48,684
51,876	PDL BioPharma, Inc.	436,277
14,686	Progenics Pharmaceuticals, Inc.*(a)	61,534
11,248	Regeneron Pharmaceuticals, Inc.*	176,594
12,541	SciClone Pharmaceuticals, Inc.*	30,851
6,901	Synta Pharmaceuticals Corp.*	18,978

		3,031,174

Building Products – 0.5%
6,324	Apogee Enterprises, Inc.	83,730
561	Armstrong World Industries, Inc.*	20,897
2,357	Universal Forest Products, Inc.	84,098

		188,725

Capital Markets – 1.3%
3,712	Cohen & Steers, Inc.	71,753
4,512	GAMCO Investors, Inc.	190,361
4,605	GFI Group, Inc.	23,716
3,011	Pzena Investment Management, Inc.*	22,221
7,181	Riskmetrics Group, Inc.*	105,489
2,336	Safeguard Scientifics, Inc.*	22,753
3,587	TICC Capital Corp.	17,648

		453,941

Chemicals – 1.1%
3,673	Balchem Corp.	101,338
1,107	Koppers Holdings, Inc.	28,915
565	NewMarket Corp.	52,827
13,790	Omnova Solutions, Inc.*	88,394
3,601	PolyOne Corp.*	20,094
567	Stepan Co.	32,455
3,460	Zep, Inc.	59,166

		383,189

Commercial Banks – 0.2%
815	Great Southern Bancorp, Inc.	18,680
5,219	Wilshire Bancorp, Inc.	36,742

		55,422

Commercial Services & Supplies – 2.3%
6,670	ABM Industries, Inc.	125,263
1,961	ATC Technology Corp.*	40,985
15,113	HNI Corp.	397,774
4,660	Steelcase, Inc.	26,888
3,782	The Standard Register Co.(a)	18,040
2,740	United Stationers, Inc.*	129,164
4,115	Viad Corp.	72,012

		810,126

Communications Equipment – 3.8%
24,640	3Com Corp.*	126,650
2,607	ADC Telecommunications, Inc.*	16,920
11,424	ADTRAN, Inc.	263,209
4,499	Arris Group, Inc.*	46,160
12,459	Aruba Networks, Inc.*	97,429
13,393	Emulex Corp.*	135,269
3,205	Loral Space & Communications, Inc.*	84,676
2,318	NETGEAR, Inc.*	42,257
6,220	PC-Tel, Inc.*	36,449
9,134	Plantronics, Inc.	220,221
3,687	Polycom, Inc.*	79,160
7,982	SeaChange International, Inc.*	54,038
24,679	ShoreTel, Inc.*	162,141

		1,364,579

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Computers & Peripherals – 2.0%
13,111	Cray, Inc.*	$97,808
1,952	Hutchinson Technology, Inc.*	11,361
7,838	Imation Corp.	69,131
3,324	Intermec, Inc.*	40,952
10,474	Isilon Systems, Inc.*	54,988
10,553	Novatel Wireless, Inc.*	94,133
63,704	Quantum Corp.*	117,852
4,928	STEC, Inc.*(a)	105,065
1,820	Stratasys, Inc.*	28,720
10,532	Super Micro Computer, Inc.*	84,888
580	Synaptics, Inc.*	13,050

		717,948

Construction & Engineering* – 0.2%
1,793	EMCOR Group, Inc.	42,351
2,630	Integrated Electrical Services, Inc.	17,305

		59,656

Consumer Finance – 1.0%
22,006	Advance America Cash Advance Centers, Inc.	108,710
7,796	CompuCredit Holdings Corp.*	25,571
5,392	EZCORP, Inc.*	69,934
7,120	First Cash Financial Services, Inc.*	122,321
3,031	QC Holdings, Inc.	15,761
2,585	Rewards Network, Inc.	27,815

		370,112

Containers & Packaging* – 0.3%
1,850	AEP Industries, Inc.	64,528
1,479	Bway Holding Co.	26,282

		90,810

Distributors* – 0.2%
2,826	Core-Mark Holding Co., Inc.	77,348

Diversified Consumer Services* – 1.5%
881	Capella Education Co.	60,701
13,066	Corinthian Colleges, Inc.	207,227
3,963	Pre-Paid Legal Services, Inc.(a)	156,697
2,150	Steiner Leisure Ltd.	79,464
1,146	Universal Technical Institute, Inc.	20,616

		524,705

Diversified Financial Services – 0.8%
1,508	Compass Diversified Holdings	15,427
581	Financial Federal Corp.	11,864
3,383	PHH Corp.*	54,670
3,016	Portfolio Recovery Associates, Inc.*	139,158
13,681	Primus Guaranty Ltd.*(a)	46,652

		267,771

Diversified Telecommunication Services* – 0.0%
1,297	Cbeyond, Inc.	17,315

Electrical Equipment – 1.8%
4,870	Acuity Brands, Inc.	154,184
7,837	GrafTech International Ltd.*	105,800

4,110	Harbin Electric, Inc.*	65,472
3,790	LSI Industries, Inc.	26,492
2,771	Powell Industries, Inc.*	101,917
3,861	Vicor Corp.*	26,332
7,450	Woodward Governor Co.	175,150

		655,347

Electronic Equipment, Instruments & Components – 1.9%
10,334	Benchmark Electronics, Inc.*	173,611
18,843	Brightpoint, Inc.*	138,873
3,865	CTS Corp.	34,630
7,365	Insight Enterprises, Inc.*	77,480
10,380	Methode Electronics, Inc.	75,255
3,447	PC Mall, Inc.*	24,439
6,979	RadiSys Corp.*	59,391
2,964	SYNNEX Corp.*	76,264

		659,943

Energy Equipment & Services – 1.3%
3,261	CARBO Ceramics, Inc.	190,410
2,415	Pioneer Drilling Co.*	16,156
10,887	RPC, Inc.	101,793
11,485	Willbros Group, Inc.*	150,913

		459,272

Food & Staples Retailing* – 0.1%
2,576	Winn-Dixie Stores, Inc.	28,568

Food Products – 1.7%
1,957	Chiquita Brands International, Inc.*	31,684
644	J & J Snack Foods Corp.	25,225
6,339	Lancaster Colony Corp.	307,949
6,116	Sanderson Farms, Inc.	223,784

		588,642

Health Care Equipment & Supplies – 6.4%
1,028	Abaxis, Inc.*	23,459
11,554	Align Technology, Inc.*(a)	181,629
3,349	Analogic Corp.	125,052
2,688	AngioDynamics, Inc.*	40,589
3,373	I-Flow Corp.*	42,567
1,940	IDEXX Laboratories, Inc.*(a)	99,173
4,745	Immucor, Inc.*	84,841
12,863	Invacare Corp.	288,517
8,882	IRIS International, Inc.*	90,063
3,409	Kensey Nash Corp.*	81,509
1,859	Masimo Corp.*	49,394
13,724	Medical Action Industries, Inc.*	150,141
6,923	Meridian Bioscience, Inc.	153,621
7,031	OraSure Technologies, Inc.*	22,921
1,900	Palomar Medical Technologies, Inc.*	19,304
3,854	Quidel Corp.*	55,112
11,114	RTI Biologics, Inc.*	43,567
5,900	Somanetics Corp.*	88,205

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)

11,116	STERIS Corp.	$325,254
7,647	West Pharmaceutical Services, Inc.	301,827

		2,266,745

Health Care Providers & Services – 4.1%
1,847	Amedisys, Inc.*(a)	73,492
2,265	America Service Group, Inc.	29,717
18,899	AMN Healthcare Services, Inc.*	157,240
18,897	BioScrip, Inc.*	142,483
2,720	CorVel Corp.*	77,520
7,893	Cross Country Healthcare, Inc.*	65,196
7,492	Kindred Healthcare, Inc.*	110,132
10,962	LCA-Vision, Inc.*	49,329
1,583	MedCath Corp.*	12,996
16,447	Nighthawk Radiology Holdings, Inc.*	98,518
6,345	Owens & Minor, Inc.	259,447
19,571	PharMerica Corp.*	301,981
2,170	Providence Service Corp.*	27,038
1,557	RehabCare Group, Inc.*	29,194
1,777	Universal American Financial Corp.*	17,770

		1,452,053

Health Care Technology – 0.5%
3,496	Computer Programs and Systems, Inc.(a)	147,671
3,767	MedQuist, Inc.	21,773
3,918	Merge Healthcare, Inc.*	14,027

		183,471

Hotels, Restaurants & Leisure – 1.5%
4,318	Caribou Coffee Co., Inc.*	35,364
2,689	Choice Hotels International, Inc.	80,186
2,703	Domino’s Pizza, Inc.*	19,840
620	Frisch’s Restaurants, Inc.	14,539
2,139	Jack in the Box, Inc.*	40,128
4,984	Krispy Kreme Doughnuts, Inc.*	16,896
894	LIFE TIME FITNESS, Inc.*	19,266
8,881	O’Charley’s, Inc.*	62,256
8,727	Papa John’s International, Inc.*	196,357
1,186	The Steak n Shake Co.*	13,817
2,001	Wyndham Worldwide Corp.	34,117

		532,766

Household Durables – 1.5%
3,607	American Greetings Corp.	73,366
3,251	Blyth, Inc.	115,183
9,927	iRobot Corp.*	132,724
4,963	La-Z-Boy, Inc.	35,237
6,125	Sealy Corp.*(a)	17,763
8,481	Tempur-Pedic International, Inc.*	164,277

		538,550

Household Products* – 0.2%
7,589	Central Garden & Pet Co.	71,792

Industrial Conglomerates – 0.3%
4,957	Raven Industries, Inc.	122,438

Insurance – 0.3%
6,727	American Equity Investment Life Holding Co.	44,197
6,358	Conseco, Inc.*	33,125
982	FBL Financial Group, Inc.	19,787
5,949	MBIA, Inc.*	24,153

		121,262

Internet & Catalog Retail – 1.5%
2,632	1-800-FLOWERS.COM, Inc.*	10,107
4,319	Blue Nile, Inc.*	259,356
2,492	Netflix, Inc.*(a)	133,197
4,046	NutriSystem, Inc.(a)	87,070
2,702	Shutterfly, Inc.*	38,098

		527,828

Internet Software & Services – 3.3%
31,533	Art Technology Group, Inc.*	129,916
6,043	DealerTrack Holdings, Inc.*	99,589
1,420	Digital River, Inc.*	32,419
8,338	DivX, Inc.*	40,106
30,869	EarthLink, Inc.	250,039
1,584	GSI Commerce, Inc.*	30,048
6,321	Infospace, Inc.*	54,171
3,515	Innodata Isogen, Inc.*	22,777
2,988	Keynote Systems, Inc.*	30,537
13,518	LivePerson, Inc.*	67,995
17,068	Marchex, Inc. Class B	77,318
3,658	ModusLink Global Solutions, Inc.*	30,069
23,336	Openwave Systems, Inc.*	52,973
2,192	Perficient, Inc.*	17,843
30,484	RealNetworks, Inc.*	108,828
14,053	ValueClick, Inc.*	138,281

		1,182,909

IT Services – 3.3%
17,568	Acxiom Corp.*	201,681
5,904	CSG Systems International, Inc.*	96,471
9,944	Exlservice Holdings, Inc.*	135,338
1,967	Heartland Payment Systems, Inc.	24,175
37,854	Lionbridge Technologies, Inc.*	79,115
1,777	MAXIMUS, Inc.	82,204
6,134	Sapient Corp.*	49,931
1,979	StarTek, Inc.*	11,478
13,400	TeleTech Holdings, Inc.*	239,726
2,123	TNS, Inc.*	59,996
824	Unisys Corp.*	24,011
11,468	VeriFone Holdings, Inc.*	152,524

		1,156,650

Leisure Equipment & Products – 0.7%
6,060	Polaris Industries, Inc.	254,944
1,097	Sturm Ruger & Co., Inc.(a)	11,650

		266,594

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Life Sciences Tools & Services* – 1.9%
18,471	Accelrys, Inc.	$100,298
8,636	Affymetrix, Inc.	45,166
5,107	Bruker Corp.	55,360
5,577	Cambrex Corp.	33,462
2,351	Dionex Corp.	159,586
15,579	eResearchTechnology, Inc.	115,285
765	Kendle International, Inc.	12,913
2,791	Varian, Inc.	142,899

		664,969

Machinery – 2.2%
2,043	AGCO Corp.*	57,429
3,769	Briggs & Stratton Corp.	70,480
2,122	Chart Industries, Inc.*	41,952
1,413	Dynamic Materials Corp.	27,243
4,937	Energy Recovery, Inc.*	27,548
1,062	EnPro Industries, Inc.*	23,980
4,029	Force Protection, Inc.*	17,728
1,978	FreightCar America, Inc.	46,641
3,566	John Bean Technologies Corp.	58,554
560	L.B. Foster Co.*	15,725
3,811	Met-Pro Corp.	35,061
1,342	Mueller Industries, Inc.	31,752
640	NACCO Industries, Inc.	38,144
1,682	Navistar International Corp.*	55,741
1,800	Sun Hydraulics Corp.	34,308
1,211	Tecumseh Products Co.*	12,655
4,264	Tennant Co.	113,678
1,616	The Toro Co.	59,824

		768,443

Media – 0.8%
3,382	Arbitron, Inc.	73,322
2,770	Harte-Hanks, Inc.	32,520
4,217	Journal Communications, Inc.	15,012
2,688	Live Nation, Inc.*	17,902
3,136	Reading International, Inc.*	12,419
7,815	The E.W. Scripps Co.*	49,703
5,012	Valassis Communications, Inc.*	91,369

		292,247

Metals & Mining – 0.9%
23,157	Stillwater Mining Co.*	143,573
10,011	Sutor Technology Group Ltd.*	28,932
13,754	Worthington Industries, Inc.	151,982

		324,487

Multiline Retail – 1.0%
21,559	99 Cents Only Stores*	245,126
10,569	Fred’s, Inc.	125,137

		370,263

Oil, Gas & Consumable Fuels – 2.7%
13,407	Gulfport Energy Corp.*	102,295
1,095	Mariner Energy, Inc.*	13,950
3,434	Tesoro Corp.	48,557

20,649	W&T Offshore, Inc.(a)	240,561
11,054	World Fuel Services Corp.(a)	562,096

		967,459

Paper & Forest Products – 0.6%
2,234	Clearwater Paper Corp.*	101,133
339	Domtar Corp.*	14,201
2,327	KapStone Paper and Packaging Corp.*	16,149
8,080	Louisiana-Pacific Corp.*(a)	42,420
4,459	Wausau Paper Corp.	39,106

		213,009

Personal Products – 0.7%
6,486	Bare Escentuals, Inc.*	81,918
4,364	Nu Skin Enterprises, Inc.	99,325
2,059	USANA Health Sciences, Inc.*(a)	59,340

		240,583

Pharmaceuticals* – 2.3%
4,317	Biodel, Inc.	18,045
3,861	Caraco Pharmaceutical Laboratories Ltd.	14,208
25,701	DepoMed, Inc.	79,930
1,142	Hi-Tech Pharmacal Co., Inc.	20,830
16,840	King Pharmaceuticals, Inc.	170,589
2,642	Matrixx Initiatives, Inc.	11,889
7,825	Obagi Medical Products, Inc.	79,972
3,810	Par Pharmaceutical Cos., Inc.	79,896
34,518	Questcor Pharmaceuticals, Inc.	156,712
3,893	Salix Pharmaceuticals Ltd.	71,592
2,587	Sucampo Pharmaceuticals, Inc.	11,305
3,362	ViroPharma, Inc.	25,350
2,402	Watson Pharmaceuticals, Inc.	82,677

		822,995

Professional Services – 2.5%
7,365	Administaff, Inc.	182,799
8,356	CDI Corp.	101,776
2,707	Diamond Management & Technology Consultants, Inc.	16,026
12,534	Kelly Services, Inc.	138,877
5,206	Kforce, Inc.*	61,066
6,100	MPS Group, Inc.*	82,472
12,400	Spherion Corp.*	61,380
5,812	Watson Wyatt Worldwide, Inc.	253,287

		897,683

Real Estate Investment Trusts – 1.8%
3,780	Highwoods Properties, Inc.	104,026
3,316	LTC Properties, Inc.	78,755
768	Mid-America Apartment Communities, Inc.	33,654
2,474	National Health Investors, Inc.	74,220
23,014	OMEGA Healthcare Investors, Inc.	348,892

		639,547

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)

Road & Rail – 1.5%
5,287	Celadon Group, Inc.*	$51,601
5,056	Dollar Thrifty Automotive Group, Inc.*(a)	93,587
9,094	Marten Transport Ltd.*	159,509
1,940	Saia, Inc.*	28,440
5,474	Universal Truckload Services, Inc.	89,993
5,966	Werner Enterprises, Inc.	111,862

		534,992

Semiconductors & Semiconductor Equipment – 5.4%
16,297	Advanced Analogic Technologies, Inc.*	51,336
45,065	Amkor Technology, Inc.*(a)	248,308
14,975	Applied Micro Circuits Corp.*	117,104
2,515	Atheros Communications*	61,919
2,383	Cabot Microelectronics Corp.*	76,208
6,239	Entropic Communications, Inc.*(a)	16,409
9,695	FEI Co.*	230,838
4,768	IXYS Corp.*	31,946
52,589	Lattice Semiconductor Corp.*	100,445
10,976	Micrel, Inc.	81,991
345	Netlogic Microsystems, Inc.*	13,113
1,529	OmniVision Technologies, Inc.*	18,746
4,054	Photronics, Inc.*	16,946
39,338	RF Micro Devices, Inc.*	156,565
7,545	Sigma Designs, Inc.*	90,615
17,928	Skyworks Solutions, Inc.*	186,989
4,815	Standard Microsystems Corp.*	92,737
2,045	Veeco Instruments, Inc.*	49,796
8,417	Volterra Semiconductor Corp.*	116,575
19,075	Zoran Corp.*	169,195

		1,927,781

Software – 8.5%
13,322	Actuate Corp.*	66,743
7,004	Advent Software, Inc.*(a)	267,693
1,357	AsiaInfo Holdings, Inc.*	29,935
11,253	Blackbaud, Inc.	249,704
9,926	Bottomline Technologies, Inc.*	145,714
7,853	Chordiant Software, Inc.*	27,328
10,185	Commvault Systems, Inc.*	200,644
2,373	Concur Technologies, Inc.*	84,574
2,062	Deltek, Inc.*	14,743
9,260	DemandTec, Inc.*	81,395
2,985	Double-Take Software, Inc.*	27,671
1,066	ePlus, Inc.*	16,033
5,290	I2 Technologies, Inc.*	83,265
3,237	JDA Software Group, Inc.*	64,222
7,054	Kenexa Corp.*	88,880
11,694	Manhattan Associates, Inc.*	268,377
13,952	Mentor Graphics Corp.*	101,850
3,752	MicroStrategy, Inc.*	327,437
27,605	OpenTV Corp.*	42,512
3,926	PROS Holdings, Inc.*	35,295
7,756	QAD, Inc.	35,367
11,463	Renaissance Learning, Inc.	104,084
1,051	Rosetta Stone, Inc.*	21,808

20,871	Symyx Technologies, Inc.*	122,513
7,251	Taleo Corp.*	157,637
8,272	The Ultimate Software Group, Inc.*	211,019
20,391	THQ, Inc.*	106,645
2,202	TIBCO Software, Inc.*	19,268
5,216	Unica Corp.*	36,303

		3,038,659

Specialty Retail – 3.3%
1,991	Aeropostale, Inc.*	74,722
1,146	America’s Car-Mart, Inc.*	23,757
1,997	DSW, Inc.*	38,342
5,587	J. Crew Group, Inc.*	227,838
6,195	Jo-Ann Stores, Inc.*	164,911
1,275	Jos. A. Bank Clothiers, Inc.*	52,250
6,580	Kirkland’s, Inc.*	82,776
3,606	Stein Mart, Inc.*	34,257
4,304	The Cato Corp.	84,832
1,542	The Children’s Place Retail Stores, Inc.*	48,496
1,649	The Dress Barn, Inc.*(a)	29,764
6,746	The Gymboree Corp.*	287,177
2,028	Zumiez, Inc.*	27,317

		1,176,439

Textiles, Apparel & Luxury Goods – 3.1%
6,653	Carter’s, Inc.*(b)	157,011
1,225	Cherokee, Inc.	23,189
6,849	Crocs, Inc.*	41,642
6,839	Fossil, Inc.*	182,807
1,680	G-III Apparel Group Ltd.*	26,897
6,960	Lululemon Athletica, Inc.*	174,835
5,401	Maidenform Brands, Inc.*	75,830
2,462	Oxford Industries, Inc.	47,640
9,430	The Timberland Co.*	152,577
693	The Warnaco Group, Inc.*	28,087
2,320	Under Armour, Inc.*	62,292
4,999	Wolverine World Wide, Inc.	127,874

		1,100,681

Tobacco – 0.5%
35,847	Alliance One International, Inc.*	158,085
302	Universal Corp.	12,560

		170,645

Trading Companies & Distributors – 0.4%
2,574	Kaman Corp.	53,179
7,439	Titan Machinery, Inc.*	79,820

		132,999

Wireless Telecommunication Services – 0.6%
7,403	Syniverse Holdings, Inc.*	126,813
9,133	USA Mobility, Inc.	99,550

		226,363

TOTAL COMMON STOCKS
(Cost $33,298,803)		$34,708,277

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Shares	Description	Value

Exchange Traded Fund – 0.1%

Other – 0.1%
400	iShares Russell 2000 Growth Index Fund
(Cost $32,842)		$24,444

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment – 2.5%

Repurchase Agreement(c) – 2.5%
Joint Repurchase Agreement Account II
$900,000	0.074%	11/02/09	$900,000
Maturity Value: $900,006
(Cost $900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $34,231,645)			$35,632,721

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 7.9%

Boston Global Investment Trust – Enhanced Portfolio II
2,796,248	0.240%	$2,796,248
(Cost $2,793,539)

TOTAL INVESTMENTS – 108.1%
(Cost $37,025,184)		$38,428,969

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.1)%		(2,864,017)

NET ASSETS – 100.0%		$35,564,952

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transaction.

(c)	Joint repurchase agreement was entered into on October 30, 2009. Additional information appears on page 99.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell Mini 2000 Index	7	December 2009	$393,260	$(25,533)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments
October 31, 2009

Shares	Description	Value

Common Stocks – 97.5%

Aerospace & Defense* – 0.4%
21,853	Ceradyne, Inc.	$352,270
2,600	Esterline Technologies Corp.	109,486

		461,756

Air Freight & Logistics – 0.3%
14,350	Dynamex, Inc.*	265,906
28,902	Pacer International, Inc.	82,660
5,337	UTI Worldwide, Inc.	66,552

		415,118

Airlines – 0.5%
51,555	SkyWest, Inc.	720,223

Auto Components – 1.2%
6,992	American Axle & Manufacturing Holdings, Inc.(a)	41,882
15,507	ArvinMeritor, Inc.	121,110
48,183	Dana Holding Corp.*	272,716
4,352	Drew Industries, Inc.*	83,297
14,760	Exide Technologies*	90,331
22,870	Spartan Motors, Inc.	114,121
11,922	Standard Motor Products, Inc.	99,668
21,694	Superior Industries International, Inc.	288,096
29,719	Tenneco, Inc.*	404,773

		1,515,994

Beverages* – 0.3%
34,551	National Beverage Corp.	378,333

Biotechnology – 1.3%
10,663	Celera Corp.*	66,004
5,389	Cubist Pharmaceuticals, Inc.*	91,290
12,649	Emergent Biosolutions, Inc.*	182,399
26,848	Martek Biosciences Corp.*(a)	482,190
15,948	Maxygen, Inc.*	88,990
1,866	Myriad Genetics, Inc.*	45,306
33,046	Nabi Biopharmaceuticals*	107,399
60,563	PDL BioPharma, Inc.	509,335
37,435	Progenics Pharmaceuticals, Inc.*	156,853

		1,729,766

Building Products – 1.1%
7,390	American Woodmark Corp.(a)	145,361
39,813	Apogee Enterprises, Inc.	527,124
1,780	Armstrong World Industries, Inc.*	66,305
7,302	Gibraltar Industries, Inc.	79,008
17,417	Universal Forest Products, Inc.	621,439

		1,439,237

Capital Markets – 3.2%
81,739	Allied Capital Corp.	255,026
94,526	American Capital Ltd.*(a)	253,330
30,669	BlackRock Kelso Capital Corp.	224,190
1,932	Capital Southwest Corp.(b)	143,470
21,384	Cohen & Steers, Inc.(a)	413,353
2,135	Eaton Vance Corp.	60,613
16,182	GAMCO Investors, Inc.	682,719

25,395	Gladstone Capital Corp.	208,493
37,100	Hercules Technology Growth Capital, Inc.	347,998
4,138	International Assets Holding Corp.*	74,443
34,013	MVC Capital, Inc.	312,239
63,495	NGP Capital Resources Co.	454,624
9,773	Oppenheimer Holdings, Inc.	249,211
1,482	Piper Jaffray Cos., Inc.*	68,750
5,149	Prospect Capital Corp.(a)	51,129
5,226	Riskmetrics Group, Inc.*	76,770
57	Teton Advisors, Inc.*	576
51,238	TICC Capital Corp.	252,091

		4,129,025

Chemicals – 2.6%
43,388	A. Schulman, Inc.	753,650
14,562	Huntsman Corp.	115,768
5,100	Innospec, Inc.	60,282
2,794	Koppers Holdings, Inc.	72,979
12,870	Minerals Technologies, Inc.	633,976
29,712	OM Group, Inc.*	802,818
10,213	Omnova Solutions, Inc.*	65,465
78,256	PolyOne Corp.*	436,669
31,827	Spartech Corp.	304,584
907	Stepan Co.	51,917
1,989	Westlake Chemical Corp.	48,313

		3,346,421

Commercial Banks – 8.0%
10,558	1st Source Corp.	156,470
22,504	Banco Latinoamericano de Comercio Exterior S.A. Class E	317,531
54,091	Cathay General Bancorp(a)	477,624
7,872	Chicopee Bancorp, Inc.*	99,030
74,836	CVB Financial Corp.(a)	599,436
6,688	F.N.B. Corp.	47,351
28,175	First Bancorp	382,053
2,729	First Bancorp, Inc.	42,600
39,696	Glacier Bancorp, Inc.(a)	519,621
14,084	Great Southern Bancorp, Inc.(a)	322,805
112,711	International Bancshares Corp.(a)	1,673,758
35,024	Investors Bancorp, Inc.*	379,660
8,743	Lakeland Financial Corp.	179,844
4,164	Park National Corp.(a)	241,845
34,928	Renasant Corp.(a)	511,346
7,211	Southwest Bancorp, Inc.	70,956
49,430	Sterling Bancshares, Inc.	275,325
57,484	Susquehanna Bancshares, Inc.(a)	316,737
9,594	SVB Financial Group*	395,753
48,955	Texas Capital Bancshares, Inc.*	713,274
3,912	TriCo Bancshares	57,193
43,035	Trustmark Corp.(a)	815,513
16,854	Umpqua Holdings Corp.	167,023
8,334	United Bankshares, Inc.(a)	148,762
90,372	Wilshire Bancorp, Inc.(a)	636,219

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Commercial Banks – (continued)

26,843	Wintrust Financial Corp.	$757,241
15,256	Yadkin Valley Financial Corp.	56,142

		10,361,112

Commercial Services & Supplies – 1.6%
3,800	ATC Technology Corp.*	79,420
29,206	HNI Corp.	768,702
38,524	Kimball International, Inc. Class B	288,930
25,633	Steelcase, Inc.	147,903
15,416	United Stationers, Inc.*	726,710
7,410	Viad Corp.	129,675

		2,141,340

Communications Equipment – 1.6%
6,752	ADC Telecommunications, Inc.*	43,820
6,691	ADTRAN, Inc.	154,161
12,511	Bel Fuse, Inc. Class B	226,449
3,496	EchoStar Corp.*	63,487
16,606	Emulex Corp.*	167,721
67,115	Extreme Networks, Inc.*	133,559
9,518	NETGEAR, Inc.*	173,513
11,160	PC-Tel, Inc.*	65,398
11,668	Plantronics, Inc.	281,315
4,497	Polycom, Inc.*	96,550
81,695	Powerwave Technologies, Inc.*(a)	102,119
9,370	SeaChange International, Inc.*	63,435
38,913	Sonus Networks, Inc.*	74,713
61,591	Symmetricom, Inc.*	295,021
12,212	Tollgrade Communications, Inc.*	72,661
21,602	UTStarcom, Inc.*	39,100

		2,053,022

Computers & Peripherals – 1.4%
14,247	Avid Technology, Inc.*(a)	179,940
6,089	Cray, Inc.*	45,424
46,971	Electronics for Imaging, Inc.*	547,682
14,558	Hutchinson Technology, Inc.*	84,728
67,110	Imation Corp.(a)	591,910
148,964	Quantum Corp.*	275,583
16,855	Super Micro Computer, Inc.*	135,851

		1,861,118

Construction & Engineering* – 0.2%
18,097	Dycom Industries, Inc.	178,798
2,569	EMCOR Group, Inc.	60,680

		239,478

Consumer Finance – 1.3%
69,392	Advance America Cash Advance Centers, Inc.	342,796
18,569	Cash America International, Inc.	561,898
18,959	CompuCredit Holdings Corp.*	62,186
4,206	First Cash Financial Services, Inc.*	72,259
15,307	Rewards Network, Inc.	164,703
19,177	World Acceptance Corp.*(a)	481,151

		1,684,993

Containers & Packaging – 0.3%
2,735	AEP Industries, Inc.*	95,397
28,703	Myers Industries, Inc.	251,725

		347,122

Distributors* – 0.2%
10,799	Core-Mark Holding Co., Inc.	295,569

Diversified Consumer Services – 0.3%
2,837	Pre-Paid Legal Services, Inc.*(a)	112,175
14,487	Regis Corp.	235,269
1,709	Steiner Leisure Ltd.*	63,165

		410,609

Diversified Financial Services – 1.8%
16,838	Asset Acceptance Capital Corp.*	122,412
73,816	Compass Diversified Holdings	755,138
12,455	Financial Federal Corp.	254,331
11,546	Medallion Financial Corp.	90,636
49,766	PHH Corp.*(a)	804,219
85,559	Primus Guaranty Ltd.*(a)	291,756

		2,318,492

Electric Utilities – 0.2%
2,106	Pinnacle West Capital Corp.	65,960
15,205	PNM Resources, Inc.	162,998

		228,958

Electrical Equipment – 2.0%
1,594	A.O. Smith Corp.	63,170
7,661	Acuity Brands, Inc.(a)	242,547
29,683	Belden, Inc.	681,225
5,950	Brady Corp.	161,126
9,209	Encore Wire Corp.	191,087
17,648	EnerSys*	390,021
6,234	Fushi Copperweld, Inc.*	43,077
8,502	GrafTech International Ltd.*	114,777
69,049	LSI Industries, Inc.	482,652
1,815	Thomas & Betts Corp.*	62,091
6,762	Vicor Corp.*	46,117
5,806	Woodward Governor Co.	136,499

		2,614,389

Electronic Equipment, Instruments & Components – 2.0%
28,436	Agilysys, Inc.	133,934
42,912	Benchmark Electronics, Inc.*	720,922
30,582	Brightpoint, Inc.*	225,389
23,445	CTS Corp.	210,067
14,312	DDi Corp.*	57,964
36,047	Insight Enterprises, Inc.*	379,214
34,178	Methode Electronics, Inc.	247,791
10,597	Newport Corp.*	78,842
7,665	PC Connection, Inc.*	45,070
5,787	Plexus Corp.*	146,411
12,246	RadiSys Corp.*	104,213
17,723	Smart Modular Technologies, Inc.*	71,955
5,625	SYNNEX Corp.*	144,731

		2,566,503

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)

Energy Equipment & Services – 2.1%
28,438	Basic Energy Services, Inc.*	$199,066
15,403	Bronco Drilling Co., Inc.*	97,347
3,766	CARBO Ceramics, Inc.	219,897
29,197	Complete Production Services, Inc.*	278,247
14,520	Dawson Geophysical Co.*	350,658
4,090	Exterran Holdings, Inc.*(a)	83,559
56,026	Global Industries Ltd.*	408,430
4,785	Oil States International, Inc.*	164,795
32,350	Pioneer Drilling Co.*	216,421
7,091	RPC, Inc.	66,301
8,754	T-3 Energy Services, Inc.*	175,255
11,427	Union Drilling, Inc.*	87,302
1,946	Unit Corp.*	76,050
22,948	Willbros Group, Inc.*	301,537

		2,724,865

Food & Staples Retailing – 0.5%
15,705	Ingles Markets, Inc.	241,543
37,689	Winn-Dixie Stores, Inc.*	417,971

		659,514

Food Products – 0.8%
36,770	Chiquita Brands International, Inc.*	595,306
13,964	Fresh Del Monte Produce, Inc.*	303,159
4,812	Sanderson Farms, Inc.	176,071

		1,074,536

Gas Utilities – 1.8%
3,972	Energen Corp.	174,291
9,395	Nicor, Inc.	348,367
70,528	Southwest Gas Corp.	1,762,495

		2,285,153

Health Care Equipment & Supplies – 0.6%
11,141	Align Technology, Inc.*	175,136
3,297	Analogic Corp.	123,110
17,121	Cardiac Science Corp.*	59,923
3,982	CONMED Corp.*	84,379
7,686	Invacare Corp.	172,397
9,905	Medical Action Industries, Inc.*	108,361
16,051	RTI Biologics, Inc.*	62,920
3,274	Somanetics Corp.*	48,946

		835,172

Health Care Providers & Services* – 2.2%
34,694	AMN Healthcare Services, Inc.	288,654
12,913	Assisted Living Concepts, Inc.	267,557
11,219	Cross Country Healthcare, Inc.	92,669
46,204	Kindred Healthcare, Inc.	679,199
4,517	Magellan Health Services, Inc.	145,131
12,996	MedCath Corp.	106,697
14,175	Molina Healthcare, Inc.(a)	265,356
82,679	Nighthawk Radiology Holdings, Inc.	495,247

6,559	PharMerica Corp.	101,206
37,750	Universal American Financial Corp.(a)	377,500

		2,819,216

Hotels, Restaurants & Leisure* – 1.1%
33,216	Domino’s Pizza, Inc.	243,805
9,574	Gaylord Entertainment Co.(a)	143,897
9,539	Landry’s Restaurants, Inc.	103,975
51,361	O’Charley’s, Inc.(a)	360,041
18,301	Papa John’s International, Inc.	411,772
11,827	The Steak n Shake Co.(a)	137,785

		1,401,275

Household Durables – 1.7%
28,043	American Greetings Corp.	570,395
13,724	Blyth, Inc.	486,241
3,800	CSS Industries, Inc.	77,140
21,056	Ethan Allen Interiors, Inc.(a)	262,358
39,897	Furniture Brands International, Inc.*	169,562
15,754	Hooker Furniture Corp.	201,809
8,267	Kid Brands, Inc.*	41,087
43,873	La-Z-Boy, Inc.	311,498
36,730	Sealy Corp.*(a)	106,517

		2,226,607

Household Products* – 0.3%
48,182	Central Garden & Pet Co.	455,802

Industrial Conglomerates – 0.5%
172	Seaboard Corp.	232,372
5,464	Standex International Corp.	96,057
23,216	Tredegar Corp.	316,434

		644,863

Insurance – 5.1%
91,804	American Equity Investment Life Holding Co.	603,152
9,701	Aspen Insurance Holdings Ltd.	250,286
35,566	CNA Surety Corp.*	514,284
91,898	Conseco, Inc.*(a)	478,789
29,637	Delphi Financial Group, Inc.	643,123
7,043	Endurance Specialty Holdings Ltd.	253,477
6,861	FBL Financial Group, Inc.	138,249
16,931	First Mercury Financial Corp.	215,024
10,483	Horace Mann Educators Corp.	130,304
11,485	Infinity Property & Casualty Corp.	444,125
5,252	Kansas City Life Insurance Co.	140,964
12,072	Max Capital Group Ltd.	249,287
40,559	MBIA, Inc.*(a)	164,669
49,057	National Financial Partners Corp.*	399,814
21,123	Platinum Underwriters Holdings Ltd.	755,570
19,497	PMA Capital Corp.*	93,196
8,928	Presidential Life Corp.	83,298
5,859	ProAssurance Corp.*	294,590

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)

5,515	Safety Insurance Group, Inc.	$184,587
29,748	The Phoenix Cos., Inc.*	94,599
3,582	Transatlantic Holdings, Inc.	180,891
10,386	United Fire & Casualty Co.	181,547
4,343	Unitrin, Inc.	85,123

		6,578,948

Internet & Catalog Retail* – 0.3%
32,335	1-800-FLOWERS.COM, Inc.	124,167
2,121	Blue Nile, Inc.	127,366
24,857	Gaiam, Inc.	162,316

		413,849

Internet Software & Services – 1.0%
20,726	DivX, Inc.*	99,692
5,069	EarthLink, Inc.	41,059
34,944	Internap Network Services Corp.*	111,821
73,347	iPass, Inc.*	95,351
70,135	Marchex, Inc. Class B	317,711
30,999	ModusLink Global Solutions, Inc.*	254,812
112,390	RealNetworks, Inc.*	401,232

		1,321,678

IT Services* – 1.4%
31,795	Acxiom Corp.	365,007
104,819	Ciber, Inc.	337,517
4,586	CSG Systems International, Inc.	74,935
88,411	Lionbridge Technologies, Inc.	184,779
20,678	Ness Technologies, Inc.	136,268
12,004	Perot Systems Corp.	359,400
9,434	Unisys Corp.	274,907
7,335	VeriFone Holdings, Inc.	97,555

		1,830,368

Leisure Equipment & Products – 0.6%
36,492	Callaway Golf Co.(a)	249,605
50,333	Nautilus, Inc.*	90,096
8,865	Polaris Industries, Inc.(a)	372,951
5,175	RC2 Corp.*	67,585

		780,237

Life Sciences Tools & Services* – 0.7%
33,799	Albany Molecular Research, Inc.	275,124
6,211	eResearchTechnology, Inc.	45,961
6,747	Kendle International, Inc.	113,889
8,919	Varian, Inc.	456,653

		891,627

Machinery – 3.8%
1,623	AGCO Corp.*	45,623
30,079	Albany International Corp.	501,116
21,206	American Railcar Industries, Inc.	212,060
27,055	Briggs & Stratton Corp.(a)	505,928
22,427	EnPro Industries, Inc.*	506,402
25,966	Federal Signal Corp.	159,431
17,157	FreightCar America, Inc.	404,562

9,020	John Bean Technologies Corp.	148,108
20,596	Kadant, Inc.*	265,482
30,691	Miller Industries, Inc.*	308,445
31,169	Mueller Industries, Inc.	737,459
10,643	NACCO Industries, Inc.	634,323
3,753	Navistar International Corp.*	124,374
18,171	Tecumseh Products Co.*	189,887
6,397	The Toro Co.	236,817

		4,980,017

Marine – 0.2%
8,495	American Commercial Lines, Inc.*	182,218
19,163	Horizon Lines, Inc.	100,606

		282,824

Media – 1.1%
8,232	Ascent Media Corp.*	190,900
24,670	Harte-Hanks, Inc.	289,626
42,525	Journal Communications, Inc.	151,389
47,559	Live Nation, Inc.*	316,743
6,537	Scholastic Corp.	162,575
43,278	The E.W. Scripps Co.*	275,248

		1,386,481

Metals & Mining – 2.3%
22,625	Brush Engineered Materials, Inc.*	417,431
27,788	Coeur d’Alene Mines Corp.*(a)	557,983
12,770	Haynes International, Inc.*	361,646
19,062	Kaiser Aluminum Corp.	761,527
65,374	Stillwater Mining Co.*	405,319
38,429	Sutor Technology Group Ltd.*	111,060
30,633	Worthington Industries, Inc.	338,495

		2,953,461

Multi-Utilities – 1.6%
63,455	Black Hills Corp.(a)	1,546,398
11,493	Integrys Energy Group, Inc.	397,658
5,682	MDU Resources Group, Inc.	117,902

		2,061,958

Multiline Retail – 0.9%
31,015	99 Cents Only Stores*	352,641
3,691	Dillard’s, Inc.	50,271
65,737	Fred’s, Inc.	778,326
17,907	Tuesday Morning Corp.*	57,840

		1,239,078

Oil, Gas & Consumable Fuels – 3.7%
32,012	Berry Petroleum Co.(a)	811,824
14,927	Bill Barrett Corp.*	462,438
6,408	Cimarex Energy Co.	250,937
27,529	Gulfport Energy Corp.*	210,046
43,079	International Coal Group, Inc.*	176,193
10,881	Mariner Energy, Inc.*	138,624
22,329	PetroQuest Energy, Inc.*	136,877
32,216	Rosetta Resources, Inc.*	435,883
14,332	Stone Energy Corp.*(a)	219,710

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)

21,894	Swift Energy Co.*	$463,715
14,259	Tesoro Corp.	201,622
27,843	USEC, Inc.*(a)	107,474
64,667	W&T Offshore, Inc.(a)	753,371
14,559	Western Refining, Inc.*(a)	81,676
7,892	World Fuel Services Corp.(a)	401,308

		4,851,698

Paper & Forest Products – 1.8%
13,699	Buckeye Technologies, Inc.*	122,743
6,601	Clearwater Paper Corp.*	298,827
17,391	Domtar Corp.*(a)	728,509
18,236	Glatfelter	192,755
40,316	KapStone Paper and Packaging Corp.*	279,793
101,670	Louisiana-Pacific Corp.*(a)	533,767
11,931	Neenah Paper, Inc.	123,486
11,964	Wausau Paper Corp.	104,924

		2,384,804

Personal Products – 0.4%
77,477	Mannatech, Inc.	263,422
36,888	Prestige Brands Holdings, Inc.*	249,363

		512,785

Pharmaceuticals* – 0.6%
33,121	DepoMed, Inc.	103,006
26,990	King Pharmaceuticals, Inc.	273,409
19,957	Par Pharmaceutical Cos., Inc.	418,498

		794,913

Professional Services – 2.1%
32,016	CDI Corp.	389,955
68,531	Kelly Services, Inc.	759,323
30,134	Kforce, Inc.*	353,472
56,463	MPS Group, Inc.*	763,380
62,302	Spherion Corp.*	308,395
8,474	TrueBlue, Inc.*	102,535

		2,677,060

Real Estate Investment Trusts – 12.0%
11,705	Agree Realty Corp.	273,078
52,260	American Campus Communities, Inc.(b)	1,412,065
15,913	Associated Estates Realty Corp.	145,127
18,867	BRE Properties, Inc.	513,748
28,742	Care Investment Trust, Inc.	230,223
59,578	DiamondRock Hospitality Co.*	453,389
27,710	Douglas Emmett, Inc.	326,978
6,207	EastGroup Properties, Inc.	228,480
45,184	Education Realty Trust, Inc.	226,372
44,966	Extra Space Storage, Inc.	430,325
4,497	Federal Realty Investment Trust	265,458
21,386	First Industrial Realty Trust, Inc.	93,029
80,732	Franklin Street Properties Corp.	870,291
6,705	Health Care REIT, Inc.	297,501
20,250	Healthcare Realty Trust, Inc.	421,807
85,647	Highwoods Properties, Inc.	2,357,005

38,707	LTC Properties, Inc.	919,291
5,846	Mid-America Apartment Communities, Inc.	256,172
11,766	National Health Investors, Inc.	352,980
27,980	National Retail Properties, Inc.	542,252
11,588	Nationwide Health Properties, Inc.	373,713
108,678	OMEGA Healthcare Investors, Inc.	1,647,558
16,740	Post Properties, Inc.	276,043
19,002	Potlatch Corp.	530,346
19,850	Rayonier, Inc.	765,813
24,630	Realty Income Corp.(a)	570,923
4,049	Senior Housing Properties Trust	78,065
4,046	Sun Communities, Inc.	70,562
20,121	U-Store-It Trust	114,690
12,904	Universal Health Realty Income Trust	409,702
8,748	Urstadt Biddle Properties	129,208

		15,582,194

Road & Rail – 2.5%
7,120	AMERCO*	300,962
19,474	Arkansas Best Corp.	502,819
7,867	Celadon Group, Inc.*	76,782
25,437	Dollar Thrifty Automotive Group, Inc.*(a)	470,839
20,625	Saia, Inc.*	302,362
13,865	Universal Truckload Services, Inc.	227,941
72,158	Werner Enterprises, Inc.	1,352,962

		3,234,667

Semiconductors & Semiconductor Equipment – 2.6%
49,712	Amkor Technology, Inc.*(a)	273,913
13,708	Cohu, Inc.	155,997
41,507	DSP Group, Inc.*	239,911
8,398	FEI Co.*	199,956
230,369	Lattice Semiconductor Corp.*	440,005
15,804	OmniVision Technologies, Inc.*	193,757
50,175	Photronics, Inc.*(a)	209,732
33,573	RF Micro Devices, Inc.*	133,621
6,452	Semitool, Inc.*	45,551
16,938	Sigma Designs, Inc.*	203,425
161,046	Silicon Image, Inc.*	339,807
172,608	Silicon Storage Technology, Inc.*	350,394
13,479	Standard Microsystems Corp.*	259,606
39,751	Zoran Corp.*	352,591

		3,398,266

Software – 2.0%
3,904	Bottomline Technologies, Inc.*	57,311
2,493	Commvault Systems, Inc.*	49,112
6,148	DemandTec, Inc.*	54,041
5,302	Double-Take Software, Inc.*	49,150
6,593	Epicor Software Corp.*	50,898
7,309	i2 Technologies, Inc.*	115,044
6,461	JDA Software Group, Inc.*	128,186
80,235	Mentor Graphics Corp.*	585,715
589	MicroStrategy, Inc.*	51,402

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Software – (continued)

82,727	OpenTV Corp.*	$127,400
24,536	QAD, Inc.	111,884
78,151	Symyx Technologies, Inc.*	458,746
20,804	Synopsys, Inc.*	457,688
50,638	THQ, Inc.*	264,837

		2,561,414

Specialty Retail – 2.6%
7,320	Aeropostale, Inc.*	274,720
3,263	America’s Car-Mart, Inc.*	67,642
34,154	Brown Shoe Co., Inc.	354,177
42,263	Build-A-Bear Workshop, Inc.*(a)	218,922
11,688	DSW, Inc.*	224,410
17,603	Jo-Ann Stores, Inc.*	468,592
39,302	Pier 1 Imports, Inc.*	138,343
59,889	Stage Stores, Inc.	706,690
8,214	The Dress Barn, Inc.*(a)	148,263
15,430	The Gymboree Corp.*	656,855
5,029	Tween Brands, Inc.*	42,646
6,662	Zale Corp.*	31,511

		3,332,771

Textiles, Apparel & Luxury Goods – 1.9%
5,614	Carter’s, Inc.*	132,490
5,538	Columbia Sportswear Co.	210,721
20,198	Crocs, Inc.*	122,804
31,077	Jones Apparel Group, Inc.	555,968
33,100	Kenneth Cole Productions, Inc.	314,781
4,453	Oxford Industries, Inc.	86,166
19,978	Perry Ellis International, Inc.*	273,099
45,037	Quiksilver, Inc.*	89,624
15,109	Skechers U.S.A., Inc.*	329,678
18,417	The Timberland Co.*	297,987

		2,413,318

Thrifts & Mortgage Finance – 1.9%
51,474	Astoria Financial Corp.	513,711
57,379	Brookline Bancorp, Inc.(a)	561,740
38,262	First Financial Northwest, Inc.(a)	226,511
89,174	NewAlliance Bancshares, Inc.	988,048
9,789	Washington Federal, Inc.	167,881

		2,457,891

Tobacco(a) – 0.6%
74,320	Alliance One International, Inc.*	327,751
11,398	Universal Corp.	474,043

		801,794

Trading Companies & Distributors*(a) – 0.3%
22,012	BlueLinx Holdings, Inc.	64,495
27,974	Titan Machinery, Inc.	300,161

		364,656

Wireless Telecommunication Services – 0.1%
10,071	USA Mobility, Inc.	109,774

TOTAL COMMON STOCKS
(Cost $120,386,676)		$126,584,112

Expiration
Units	Description	Month	Value

Warrant* – 0.0%

Granite Broadcasting Corp.
635		06/12	$—
(Cost $12,054)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment – 2.4%

Repurchase Agreement(c) – 2.4%
Joint Repurchase Agreement Account II
$3,100,000	0.074%	11/02/09	$3,100,000
Maturity Value: $3,100,019
(Cost $3,100,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $123,498,730)			$129,684,112

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 14.1%

Boston Global Investment Trust – Enhanced Portfolio II
18,286,445	0.240%	$18,286,445
(Cost $18,168,394)

TOTAL INVESTMENTS – 114.0%
(Cost $141,667,124)		$147,970,557

LIABILITIES IN EXCESS OF OTHER ASSETS – (14.0)%		(18,195,326)

NET ASSETS – 100.0%		$129,775,231

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Joint repurchase agreement was entered into on October 30, 2009. Additional information appears on page 99.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(e)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)
October 31, 2009

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell Mini 2000 Index	40	December 2009	$2,247,200	$(134,072)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments
October 31, 2009

Shares	Description	Value

Common Stocks – 97.7%

Aerospace & Defense – 2.6%
39,178	Honeywell International, Inc.	$1,406,099
65,460	Lockheed Martin Corp.	4,502,993
62,833	Northrop Grumman Corp.(a)	3,149,818
88,940	United Technologies Corp.	5,465,363

		14,524,273

Air Freight & Logistics – 2.8%
18,872	Expeditors International of Washington, Inc.	608,056
40,371	FedEx Corp.	2,934,568
222,805	United Parcel Service, Inc. Class B	11,960,172

		15,502,796

Auto Components – 0.8%
17,078	BorgWarner, Inc.	517,805
24,190	Federal-Mogul Corp.*	269,718
155,428	Johnson Controls, Inc.(b)	3,717,838

		4,505,361

Automobiles* – 0.1%
43,745	Ford Motor Co.	306,215

Beverages – 1.8%
89,951	Hansen Natural Corp.*(b)	3,251,729
82,429	PepsiCo., Inc.	4,991,076
28,195	The Coca-Cola Co.	1,503,075

		9,745,880

Biotechnology* – 3.0%
114,330	Amgen, Inc.	6,142,951
46,934	Biogen Idec, Inc.	1,977,329
9,277	Celgene Corp.	473,591
3,421	Genzyme Corp.	173,103
176,992	Gilead Sciences, Inc.	7,531,009

		16,297,983

Building Products* – 0.0%
5,566	Armstrong World Industries, Inc.	207,334

Capital Markets – 2.4%
136,076	Bank of New York Mellon Corp.	3,627,786
12,018	Eaton Vance Corp.	341,191
51,042	Federated Investors, Inc. Class B(b)	1,339,853
114,552	SEI Investments Co.	2,001,223
120,303	T. Rowe Price Group, Inc.(b)	5,862,365

		13,172,418

Chemicals – 1.6%
48,653	E.I. du Pont de Nemours and Co.	1,548,138
36,692	Eastman Chemical Co.	1,926,697
76,061	Monsanto Co.	5,109,778

		8,584,613

Commercial Banks – 3.1%
92,281	BB&T Corp.	2,206,439
49,446	Fifth Third Bancorp	442,047

144,847	U.S. Bancorp	3,363,347
396,896	Wells Fargo & Co.	10,922,578

		16,934,411

Communications Equipment – 1.9%
341,171	Cisco Systems, Inc.*	7,795,757
47,155	QUALCOMM, Inc.	1,952,689
126,767	Tellabs, Inc.*	763,137

		10,511,583

Computers & Peripherals – 5.1%
438,253	Dell, Inc.*	6,350,286
122,677	EMC Corp.*	2,020,490
6,731	Lexmark International, Inc.*	171,641
10,125	SanDisk Corp.*	207,360
777,446	Seagate Technology	10,845,372
267,762	Sun Microsystems, Inc.*	2,190,293
180,108	Western Digital Corp.*	6,066,037

		27,851,479

Construction & Engineering* – 0.1%
10,304	URS Corp.	400,413

Consumer Finance – 0.6%
45,025	AmeriCredit Corp.*(b)	794,691
38,638	Capital One Financial Corp.	1,414,151
63,896	Discover Financial Services	903,490

		3,112,332

Containers & Packaging – 0.1%
20,946	Packaging Corp. of America	382,893

Diversified Consumer Services* – 0.2%
16,044	Apollo Group, Inc.	916,112

Diversified Financial Services – 3.6%
572,654	Bank of America Corp.	8,349,295
1,054,352	Citigroup, Inc.	4,312,300
167,104	JPMorgan Chase & Co.	6,979,934

		19,641,529

Diversified Telecommunication Services – 2.0%
375,736	AT&T, Inc.(a)	9,645,143
49,762	Verizon Communications, Inc.	1,472,458

		11,117,601

Electric Utilities – 1.9%
301,575	Duke Energy Corp.	4,770,917
121,100	Exelon Corp.	5,686,856

		10,457,773

Electrical Equipment – 0.8%
108,883	Emerson Electric Co.	4,110,333
9,709	Rockwell Automation, Inc.	397,584

		4,507,917

Electronic Equipment, Instruments & Components – 1.2%
19,488	Arrow Electronics, Inc.*	493,826
46,954	Avnet, Inc.*	1,163,520

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)

69,753	Flextronics International Ltd.*	$452,000
187,736	Ingram Micro, Inc.*	3,313,540
8,824	Tech Data Corp.*	339,106
45,487	Tyco Electronics Ltd.	966,599

		6,728,591

Energy Equipment & Services – 1.5%
11,229	Baker Hughes, Inc.	472,404
50,278	Exterran Holdings, Inc.*(b)	1,027,179
115,411	Halliburton Co.	3,371,155
52,663	Patterson-UTI Energy, Inc.(b)	820,490
43,074	Schlumberger Ltd.	2,679,203

		8,370,431

Food & Staples Retailing – 2.7%
79,482	CVS Caremark Corp.	2,805,715
155,814	Wal-Mart Stores, Inc.	7,740,839
106,816	Walgreen Co.	4,040,849

		14,587,403

Food Products – 1.6%
193,723	Archer-Daniels-Midland Co.	5,834,937
9,400	Bunge Ltd.(b)	536,364
12,872	Hormel Foods Corp.	469,313
155,854	Tyson Foods, Inc.	1,951,292

		8,791,906

Health Care Equipment & Supplies – 0.5%
35,060	Boston Scientific Corp.*	284,687
53,257	CareFusion Corp.*	1,191,359
4,633	IDEXX Laboratories, Inc.*(b)	236,839
25,963	Stryker Corp.	1,194,298

		2,907,183

Health Care Providers & Services – 2.1%
124,078	Cardinal Health, Inc.	3,516,371
52,265	Coventry Health Care, Inc.*(b)	1,036,415
53,707	McKesson Corp.	3,154,212
17,589	Medco Health Solutions, Inc.*	987,095
65,331	UnitedHealth Group, Inc.	1,695,339
23,795	WellPoint, Inc.*	1,112,654

		11,502,086

Hotels, Restaurants & Leisure – 0.7%
99,730	Carnival Corp.	2,904,137
32,127	Marriott International, Inc.(b)	805,103

		3,709,240

Household Durables – 0.4%
51,009	Harman International Industries, Inc.	1,918,448
4,018	Whirlpool Corp.	287,649

		2,206,097

Household Products – 1.9%
38,853	Colgate-Palmolive Co.	3,055,011
124,930	The Procter & Gamble Co.	7,245,940

		10,300,951

Industrial Conglomerates – 1.6%
474,502	General Electric Co.	6,766,399
53,520	Tyco International Ltd.	1,795,596

		8,561,995

Insurance – 2.7%
86,330	MBIA, Inc.*(b)	350,500
111,337	MetLife, Inc.	3,788,798
10,108	Protective Life Corp.	194,579
49,483	Prudential Financial, Inc.	2,238,116
16,766	The Travelers Cos., Inc.	834,779
14,620	Torchmark Corp.	593,572
338,878	Unum Group(b)	6,760,616

		14,760,960

Internet & Catalog Retail* – 0.8%
37,248	Amazon.com, Inc.	4,425,435

Internet Software & Services* – 1.2%
9,653	Google, Inc.	5,175,166
72,169	VeriSign, Inc.(b)	1,646,175

		6,821,341

IT Services – 1.6%
233,613	Accenture PLC	8,662,370

Machinery – 1.2%
20,212	AGCO Corp.*(a)(b)	568,159
30,934	Cummins, Inc.	1,332,018
29,742	Eaton Corp.	1,797,904
15,485	Ingersoll-Rand PLC	489,171
6,703	Oshkosh Corp.	209,536
62,975	The Toro Co.(b)	2,331,335

		6,728,123

Media – 3.0%
213,337	Comcast Corp.	3,093,387
35,864	News Corp.	413,153
23,841	News Corp. Class B(b)	324,238
36,800	Scripps Networks Interactive	1,389,568
364,159	Time Warner, Inc.	10,968,469

		16,188,815

Metals & Mining – 1.6%
59,486	Alcoa, Inc.(b)	738,816
35,096	Commercial Metals Co.	520,825
46,241	Freeport-McMoRan Copper & Gold, Inc.*	3,392,240
12,076	Newmont Mining Corp.	524,823
18,526	Nucor Corp.	738,261
46,804	Reliance Steel & Aluminum Co.	1,707,410
29,127	Schnitzer Steel Industries, Inc.	1,259,451

		8,881,826

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Multiline Retail – 1.2%
20,506	Big Lots, Inc.*	$513,675
65,698	Dollar Tree, Inc.*	2,964,951
40,652	Kohl’s Corp.*	2,326,108
23,548	Nordstrom, Inc.	748,355

		6,553,089

Oil, Gas & Consumable Fuels – 11.0%
127,157	Chevron Corp.	9,732,597
36,417	Cimarex Energy Co.(b)	1,426,090
223,982	ConocoPhillips	11,239,417
221,568	Devon Energy Corp.	14,337,665
297,537	Exxon Mobil Corp.	21,324,477
76,144	Valero Energy Corp.	1,378,206
20,751	XTO Energy, Inc.	862,411

		60,300,863

Paper & Forest Products – 0.4%
93,252	International Paper Co.	2,080,452

Pharmaceuticals – 7.1%
407,986	Eli Lilly & Co.	13,875,604
70,310	Forest Laboratories, Inc.*	1,945,478
78,372	Johnson & Johnson	4,627,867
72,972	Merck & Co., Inc.(b)	2,257,024
750,776	Pfizer, Inc.	12,785,715
130,492	Schering-Plough Corp.	3,679,874

		39,171,562

Professional Services – 0.4%
43,085	Manpower, Inc.	2,042,660

Real Estate Investment Trusts – 2.2%
21,728	AvalonBay Communities, Inc.(b)	1,494,452
7,042	Nationwide Health Properties, Inc.	227,104
21,095	Plum Creek Timber Co., Inc.(b)	660,063
45,195	Public Storage(b)	3,326,352
98,823	Rayonier, Inc.	3,812,591
41,147	Simon Property Group, Inc.(b)	2,793,470

		12,314,032

Semiconductors & Semiconductor Equipment – 3.0%
458,566	Intel Corp.	8,763,196
49,519	LSI Corp.*	253,538
323,369	Texas Instruments, Inc.	7,583,003

		16,599,737

Software – 5.7%
841,299	Microsoft Corp.	23,329,221
188,008	Oracle Corp.	3,966,969
220,730	Symantec Corp.*	3,880,434

		31,176,624

Specialty Retail – 2.2%
17,754	Aeropostale, Inc.*	666,308
21,463	PetSmart, Inc.	505,024
113,327	Ross Stores, Inc.	4,987,521

41,024	The Gap, Inc.	875,452
131,291	The TJX Cos., Inc.	4,903,719

		11,938,024

Thrifts & Mortgage Finance – 0.1%
26,783	Hudson City Bancorp, Inc.	351,929

Tobacco – 3.3%
38,285	Altria Group, Inc.	693,341
163,860	Lorillard, Inc.	12,735,199
94,766	Philip Morris International, Inc.	4,488,118

		17,916,658

Wireless Telecommunication Services*(b) – 0.3%
578,433	Sprint Nextel Corp.	1,712,162

TOTAL COMMON STOCKS
(Cost $494,834,381)		$534,973,461

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment – 2.4%

Repurchase Agreement(c) – 2.4%
Joint Repurchase Agreement Account II
$12,900,000	0.074%	11/02/09	$12,900,000
Maturity Value: $12,900,080
(Cost $12,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $507,734,381)			$547,873,461

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 6.1%

Boston Global Investment Trust – Enhanced Portfolio II
33,485,820	0.240%	$33,485,820
(Cost $33,015,362)

TOTAL INVESTMENTS – 106.2%
(Cost $540,749,743)		$581,359,281

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.2)%		(33,753,329)

NET ASSETS – 100.0%		$547,605,952

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
October 31, 2009

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Joint repurchase agreement was entered into on October 30, 2009. Additional information appears on page 99.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P Mini 500 Index	249	December 2009	$12,860,850	$(210,271)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2009, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Balanced	$3,700,000

Structured Large Cap Growth	18,000,000

Structured Large Cap Value	20,400,000

Structured Small Cap Equity	12,400,000

Structured Small Cap Growth	900,000

Structured Small Cap Value	3,100,000

Structured U.S. Equity	12,900,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$4,050,000,000	0.08%	11/02/09	$4,050,027,000

Barclays Capital, Inc.	1,000,000,000	0.06	11/02/09	1,000,005,000

Barclays Capital, Inc.	4,500,000,000	0.07	11/02/09	4,500,026,250

Citigroup Global Markets, Inc.	3,000,000,000	0.08	11/02/09	3,000,020,000

Credit Suisse Securities (USA) LLC	1,950,000,000	0.08	11/02/09	1,950,013,000

Deutsche Bank Securities, Inc.	5,200,000,000	0.07	11/02/09	5,200,030,333

Deutsche Bank Securities, Inc.	1,450,000,000	0.08	11/02/09	1,450,009,667

JPMorgan Securities	2,250,000,000	0.08	11/02/09	2,250,015,000

Merrill Lynch & Co., Inc.	950,000,000	0.08	11/02/09	950,006,333

Morgan Stanley & Co.	7,500,000,000	0.07	11/02/09	7,500,043,750

RBS Securities, Inc.	1,500,000,000	0.08	11/02/09	1,500,010,000

UBS Securities LLC	2,000,000,000	0.07	11/02/09	2,000,011,667

Wachovia Capital Markets	550,000,000	0.08	11/02/09	550,003,667

TOTAL				$35,900,221,667

At October 31, 2009, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	4.450% to 7.350%	11/04/09 to 12/26/35

Federal Farm Credit Bank Principal-Only Stripped Securities	0.000	12/16/15

Federal Home Loan Bank	0.000 to 8.290	11/12/09 to 02/15/30

Federal Home Loan Mortgage Corp.	0.000 to 7.000	11/02/09 to 11/01/39

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	07/15/12 to 03/15/25

Federal National Mortgage Association	0.000 to 16.000	11/01/09 to 08/01/49

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	01/15/11 to 10/08/27

Government National Mortgage Association	3.500 to 6.500	02/15/18 to 10/20/39

U.S. Treasury Bills	0.000	11/12/09 to 07/01/10

U.S. Treasury Notes	0.875 to 3.875	07/31/10 to 05/15/18

U.S. Cash Management Bill	0.000	06/10/10

The aggregate market value of the collateral, including accrued interest, was $36,760,762,850.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Assets and Liabilities
October 31, 2009

Balanced
Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $109,335,591, $709,474,122, $940,896,210, $466,215,822, $34,231,645, $123,498,730 and $507,734,381, respectively)(a)	$129,772,787
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (identified cost $1,072,641, $42,007,608, $128,141,675, $114,540,539, $2,793,539, $18,168,394 and $33,015,362, respectively)	1,077,225
Cash	—
Foreign currencies, at value (identified cost $72,250 for the Balanced Fund)	75,446
Receivables:
Investment securities sold	8,716,117
Due from broker — swap collateral	1,074,251
Dividends and interest, at value	475,731
Swap contracts, at value (includes upfront payments made (received) of $61,208 for the Balanced Fund)	351,715
Due from broker — variation margin, at value	150,198
Fund shares sold	60,654
Reimbursement from investment adviser	6,119
Foreign tax reclaims, at value	2,036
Forward foreign currency exchange contracts, at value	1,491
Securities lending income	441
Other assets, at value	206

Total assets	141,764,417

Liabilities:

Due to Custodian	7,711
Payables:
Investment securities purchased	8,871,376
Payable upon return of securities loaned	1,120,375
Swap contracts, at value (includes upfront payments made (received) of $88,085 for the Balanced Fund)	780,089
Due to broker — swap collateral	500,000
Fund shares redeemed	351,059
Amounts owed to affiliates	121,530
Due to broker — variation margin, at value	—
Accrued expenses	121,710

Total liabilities	11,873,850

Net Assets:

Paid-in capital	149,275,455
Accumulated undistributed (distributions in excess of) net investment income (loss)	686,955
Accumulated net realized loss from investment, futures, swap and foreign currency related transactions	(40,350,637)
Net unrealized gain on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	20,278,794

NET ASSETS	$129,890,567

Net Assets:
Class A	$111,326,026
Class B	8,970,277
Class C	7,022,034
Institutional	2,572,230
Service	—
Class IR	—
Class R	—

Total Net Assets	$129,890,567

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	6,822,334
Class B	553,972
Class C	434,958
Institutional	155,277
Service	—
Class IR	—
Class R	—

Net asset value, offering and redemption price per share(b)
Class A	$16.32
Class B	16.19
Class C	16.14
Institutional	16.57
Service	—
Class IR	—
Class R	—

(a)	Includes loaned securities having a market value of $1,053,381, $42,075,763, $124,734,245, $110,682,451, $2,721,197, $17,542,932 and $33,086,236 for the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds (NAV per share multiplied by 1.0582) is $17.27, $10.62, $8.91, $8.94, $15.06, $19.87 and $20.90, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap	Structured Large Cap	Structured Small Cap	Structured Small Cap	Structured Small Cap	Structured U.S.
Growth Fund	Value Fund	Equity Fund	Growth Fund	Value Fund	Equity Fund

$756,814,803	$970,285,631	$497,814,134	$35,632,721	$129,684,112	$547,873,461
42,007,608	128,946,031	115,598,455	2,796,248	18,286,445	33,485,820
96,891	22,384	—	—	2,191	18,062
—	—	—	—	—	—
—	30,323,052	9,254,307	1,739,665	3,179,370	19,352,917
—	—	—	—	—	—
582,733	1,480,522	400,516	15,986	149,167	669,596
—	—	—	—	—	—
—	—	—	—	—	—
134,194	10,980,268	177,317	4,752	22,520	292,207
98,175	28,721	83,717	24,411	75,387	41,368
62,120	9,693	1,871	—	616	57,463
—	—	—	—	—	—
9,371	16,270	33,997	1,477	6,540	4,460
8,227	7,576	7,224	188	220	859

799,814,122	1,142,100,148	623,371,538	40,215,448	151,406,568	601,796,213

—	—	109,154	44,075	—	—

—	24,165,423	7,869,547	1,393,972	2,057,175	15,827,014
44,732,100	132,138,675	117,841,582	2,865,878	18,888,550	35,153,157
—	—	—	—	—	—
—	—	—	—	—	—
960,838	1,323,265	630,688	189,281	330,779	2,023,255
459,583	576,153	451,631	47,901	182,928	447,705
317,460	505,908	301,350	10,290	58,800	356,070
143,124	144,078	142,522	99,099	113,105	383,060

46,613,105	158,853,502	127,346,474	4,650,496	21,631,337	54,190,261

1,499,085,697	1,647,116,798	822,064,817	57,611,978	217,105,701	793,696,829
10,037,225	—	4,713,978	(7,764)	452,705	7,116,257
(802,755,517)	(693,590,913)	(362,435,752)	(23,417,514)	(93,952,536)	(293,606,401)
46,833,612	29,720,761	31,682,021	1,378,252	6,169,361	40,399,267

$753,201,017	$983,246,646	$496,025,064	$35,564,952	$129,775,231	$547,605,952

$183,762,082	$247,183,081	$130,439,479	$19,089,512	$79,872,830	$328,575,022
10,992,826	3,290,163	2,737,204	7,607,552	27,688,799	25,269,354
14,832,200	13,110,131	11,225,897	4,792,770	20,883,088	37,715,827
543,448,629	712,253,413	349,989,055	4,025,774	1,244,167	153,871,705
124,530	7,363,720	1,587,717	—	—	2,116,595
7,072	9,685	24,520	7,426	7,492	6,954
33,678	36,453	21,192	41,918	78,855	50,495

$753,201,017	$983,246,646	$496,025,064	$35,564,952	$129,775,231	$547,605,952

18,308,028	29,365,249	15,433,163	1,341,408	4,252,893	16,633,582
1,187,189	393,167	360,707	615,987	2,091,606	1,371,157
1,601,427	1,568,238	1,473,522	384,889	1,397,376	2,070,675
52,587,281	84,652,037	39,882,408	256,899	53,837	7,599,815
12,512	871,246	189,616	—	—	107,686
708	1,152	2,913	519	399	354
3,372	4,336	2,520	2,962	4,208	2,573

$10.04	$8.42	$8.45	$14.23	$18.78	$19.75
9.26	8.37	7.59	12.35	13.24	18.43
9.26	8.36	7.62	12.45	14.94	18.21
10.33	8.41	8.78	15.67	23.11	20.25
9.95	8.45	8.37	—	—	19.66
9.99	8.41	8.42	14.30	18.78	19.65
9.99	8.41	8.41	14.15	18.74	19.63

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Operations
For the Fiscal Year Ended October 31, 2009

Balanced
Fund

Investment income:

Dividends(a)	$2,485,381
Interest	2,853,323
Securities lending income — affiliated issuer	33,845

Total investment income	5,372,549

Expenses:

Management fees	820,805
Distribution and Service fees(b)	428,237
Transfer Agent fees(b)	236,566
Custody and accounting fees	139,933
Professional fees	98,491
Registration fees	57,514
Trustee fees	16,148
Printing fees	14,432
Service share fees — Shareholder Administration Plan	—
Service share fees — Service Plan	—
Other	39,925

Total expenses	1,852,051

Less — expense reductions	(411,199)

Net expenses	1,440,852

NET INVESTMENT INCOME (LOSS)	3,931,697

Realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	(20,490,811)
Securities lending reinvestment vehicle transactions — affiliated issuer	15,598
Futures transactions	1,651,770
Swap contracts	984,000
Foreign currency related transactions	(20,123)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	30,864,776
Securities lending reinvestment vehicle — affiliated issuer	1,813
Futures	618,277
Swap contracts	(596,586)
Translation of assets and liabilities denominated in foreign currencies	(36,843)

Net realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions	12,991,871

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,923,568

(a)	For the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds, foreign taxes withheld on dividends were $359, $536, $2,909, $5,900, $122, $167 and $1,606, respectively.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Balanced	$270,709	$92,113	$65,415	$—	$205,739	$17,502	$12,429	$896	$—	$—	$—
Structured Large Cap Growth	525,481	122,408	143,052	54	399,366	23,257	27,180	245,746	49	12	20
Structured Large Cap Value	592,639	37,010	123,449	80	450,406	7,032	23,455	264,415	2,694	13	31
Structured Small Cap Equity	330,187	28,512	100,770	107	250,942	5,417	19,146	147,703	656	24	41
Structured Small Cap Growth	42,652	81,863	44,806	72	32,410	15,554	8,513	1,394	—	12	27
Structured Small Cap Value	182,365	309,990	206,074	75	138,597	58,897	39,154	646	—	12	28
Structured U.S. Equity	822,640	312,011	368,270	110	625,207	59,282	69,971	57,369	972	12	42

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap	Structured Large Cap	Structured Small Cap	Structured Small Cap	Structured Small Cap	Structured U.S.
Growth Fund	Value Fund	Equity Fund	Growth Fund	Value Fund	Equity Fund

$16,633,232	$26,754,606	$8,246,723	$344,003	$2,769,971	$13,598,473
30,301	36,804	23,961	1,349	4,612	23,497
1,088,471	2,698,197	1,171,341	52,782	234,119	1,057,024

17,752,004	29,489,607	9,442,025	398,134	3,008,702	14,678,994

5,533,075	5,525,385	4,385,452	282,460	1,072,605	3,529,283
790,995	753,178	459,576	169,393	698,504	1,503,031
695,630	748,046	423,929	57,910	237,334	812,855
109,084	92,439	205,488	113,625	127,684	106,680
112,636	109,987	109,140	98,752	153,209	117,400
124,987	179,828	143,673	71,115	72,149	110,985
16,148	16,148	16,148	16,148	16,148	16,148
119,476	94,386	66,968	43,833	51,733	64,912
304	16,837	4,103	—	—	6,077
304	16,837	4,103	—	—	6,077
127,542	93,177	54,279	40,304	93,748	153,558

7,630,181	7,646,248	5,872,859	893,540	2,523,114	6,427,006

(1,779,564)	(1,442,175)	(781,553)	(395,865)	(560,331)	(1,308,706)

5,850,617	6,204,073	5,091,306	497,675	1,962,783	5,118,300

11,901,387	23,285,534	4,350,719	(99,541)	1,045,919	9,560,694

(336,296,868)	(371,759,797)	(165,092,781)	(9,039,196)	(40,443,295)	(194,018,556)
2,311,517	1,641,661	603,744	35,517	167,553	670,112
2,403,254	724,522	6,733,645	77,715	342,521	691,668
—	—	—	—	—	—
—	—	—	—	—	—

394,995,919	319,409,056	184,296,539	12,436,870	37,900,469	207,369,212
(324,690)	370,385	840,497	(2,279)	81,174	326,973
(790,930)	34,740	(1,761,232)	(76,610)	(286,709)	(489,137)
—	—	—	—	—	—
—	—	—	—	—	—

62,298,202	(49,579,433)	25,620,412	3,432,017	(2,238,287)	14,550,272

$74,199,589	$(26,293,899)	$29,971,131	$3,332,476	$(1,192,368)	$24,110,966

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Changes in Net Assets

	Balanced Fund
	For the Fiscal		For the Period	For the Fiscal
	Year Ended		September 1, 2008 to	Year Ended
	October 31, 2009		October 31, 2008*	August 31, 2008

From operations:

Net investment income	$3,931,697		$931,850	$6,386,929
Net realized gain (loss) from investment, futures, swap and foreign currency related transactions	(17,859,566)		(14,809,000)	6,146,952
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	30,851,437		(13,729,040)	(25,620,244)

Net increase (decrease) in net assets resulting from operations	16,923,568		(27,606,190)	(13,086,363)

Distributions to shareholders:

From net investment income
Class A Shares	(3,647,327)		(1,481,067)	(4,604,437)
Class B Shares	(242,243)		(105,121)	(290,906)
Class C Shares	(175,999)		(66,686)	(165,788)
Institutional Shares	(83,779)		(30,699)	(101,477)
Service Shares	(11	)(b)	(14)	(39)
Class IR Shares(a)	—		—	—
Class R Shares(a)	—		—	—
From net realized gains
Class A Shares	—		—	(10,383,013)
Class B Shares	—		—	(942,271)
Class C Shares	—		—	(484,803)
Institutional Shares	—		—	(203,943)
Service Shares	—		—	(88)
Class IR Shares(a)	—		—	—
Class R Shares(a)	—		—	—

Total distributions to shareholders	(4,149,359)		(1,683,587)	(17,176,765)

From share transactions:

Net proceeds from sales of shares	26,289,966		3,591,535	25,765,906
Reinvestment of distributions	3,951,783		1,605,942	16,441,937
Cost of shares redeemed	(49,377,705)		(12,011,393)	(48,284,619)

Net increase (decrease) in net assets resulting from share transactions	(19,135,956)		(6,813,916)	(6,076,776)

TOTAL DECREASE	(6,361,747)		(36,103,693)	(36,339,904)

Net assets:

Beginning of period	136,252,314		172,356,007	208,695,911

End of period	$129,890,567		$136,252,314	$172,356,007

Accumulated undistributed net investment income	$686,955		$207,555	$708,906

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Commenced operations on November 30, 2007.
(b)	Service Shares liquidated on March 13, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap Growth Fund			Structured Large Cap Value Fund
For the Fiscal	For the Period	For the Fiscal	For the Fiscal	For the Period	For the Fiscal
Year Ended	September 1, 2008 to	Year Ended	Year Ended	September 1, 2008 to	Year Ended
October 31, 2009	October 31, 2008*	August 31, 2008	October 31, 2009	October 31, 2008*	August 31, 2008

$11,901,387	$1,430,617	$13,455,524	$23,285,534	$4,095,074	$27,360,549

(331,582,097)	(150,485,067)	(146,143,204)	(369,393,614)	(132,755,314)	(188,772,419)

393,880,299	(318,094,964)	(116,619,940)	319,814,181	(227,175,718)	(160,413,011)

74,199,589	(467,149,414)	(249,307,620)	(26,293,899)	(355,835,958)	(321,824,881)

(2,460,359)	—	(1,589,771)	(5,715,953)	(1,564,846)	(6,988,963)
—	—	—	(61,903)	(13,473)	(62,710)
—	—	(51)	(211,390)	(39,484)	(151,000)
(11,541,258)	—	(9,636,712)	(18,692,574)	(5,024,905)	(21,121,508)
(1,697)	—	(332)	(156,966)	(33,753)	(159,371)
(82)	—	(68)	(188)	(39)	(129)
(42)	—	(64)	(378)	(29)	(101)

—	—	(3,939,301)	—	—	(18,361,146)
—	—	(293,803)	—	—	(431,744)
—	—	(241,109)	—	—	(786,286)
—	—	(9,586,469)	—	—	(42,391,681)
—	—	(1,742)	—	—	(431,108)
—	—	(66)	—	—	(331)
—	—	(66)	—	—	(331)

(14,003,438)	—	(25,289,554)	(24,839,352)	(6,676,529)	(90,886,409)

65,267,750	30,047,315	513,747,191	210,779,458	189,924,802	550,765,883
13,944,492	—	24,851,440	23,990,950	6,460,280	88,103,670
(518,234,359)	(194,132,108)	(899,674,584)	(388,550,047)	(107,229,116)	(906,786,059)

(439,022,117)	(164,084,793)	(361,075,953)	(153,779,639)	89,155,966	(267,916,506)

(378,825,966)	(631,234,207)	(635,673,127)	(204,912,890)	(273,356,521)	(680,627,796)

1,132,026,983	1,763,261,190	2,398,934,317	1,188,159,536	1,461,516,057	2,142,143,853

$753,201,017	$1,132,026,983	$1,763,261,190	$983,246,646	$1,188,159,536	$1,461,516,057

$10,037,225	$12,141,854	$10,711,237	$—	$1,347,982	$3,923,352

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Changes in Net Assets

	Structured Small Cap Equity Fund
	For the Fiscal	For the Period	For the Fiscal
	Year Ended	September 1, 2008 to	Year Ended
	October 31, 2009	October 31, 2008*	August 31, 2008

From operations:

Net investment income (loss)	$4,350,719	$1,155,356	$3,243,962
Net realized loss from investment and futures transactions	(157,755,392)	(61,253,267)	(140,229,965)
Net change in unrealized gain (loss) on investments and futures transactions	183,375,804	(163,911,456)	40,197,555

Net increase (decrease) in net assets resulting from operations	29,971,131	(224,009,367)	(96,788,448)

Distributions to shareholders:

From net investment income
Class A Shares	(1,037,788)	—	(35,227)
Class B Shares	—	—	—
Class C Shares	—	—	—
Institutional Shares	(4,785,738)	—	(1,941,165)
Service Shares	—	—	—
Class IR Shares(a)	(73)	—	(40)
Class R Shares(a)	(31)	—	(40)
From net realized gains
Class A Shares	—	—	(11,153,859)
Class B Shares	—	—	(533,109)
Class C Shares	—	—	(1,134,581)
Institutional Shares	—	—	(29,333,630)
Service Shares	—	—	(570,419)
Class IR Shares(a)	—	—	(547)
Class R Shares(a)	—	—	(547)

Total distributions to shareholders	(5,823,630)	—	(44,703,164)

From share transactions:

Net proceeds from sales of shares	133,423,193	104,639,055	786,239,007
Reinvestment of distributions	5,741,754	—	43,448,651
Cost of shares redeemed	(265,912,500)	(66,024,826)	(747,461,230)

Net increase (decrease) in net assets resulting from share transactions	(126,747,553)	38,614,229	82,226,428

TOTAL DECREASE	(102,600,052)	(185,395,138)	(59,265,184)

Net assets:

Beginning of period	598,625,116	784,020,254	843,285,438

End of period	$496,025,064	$598,625,116	$784,020,254

Accumulated undistributed (distributions in excess of) net investment income (loss)	$4,713,978	$5,421,208	$4,265,852

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Commenced operations on November 30, 2007.
(b)	Service Shares liquidated on March 13, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Small Cap Growth Fund		Structured Small Cap Value Fund			Structured U.S. Equity Fund
For the Fiscal	For the Fiscal	For the Fiscal		For the Fiscal	For the Fiscal	For the Period	For the Fiscal
Year Ended	Year Ended	Year Ended		Year Ended	Year Ended	September 1, 2008 to	Year Ended
October 31, 2009	October 31, 2008	October 31, 2009		October 31, 2008	October 31, 2009	October 31, 2008*	August 31, 2008

$(99,541)	$(362,956)	$1,045,919		$896,563	$9,560,694	$1,501,741	$13,080,684
(8,925,964)	(14,418,177)	(39,933,221)		(53,313,571)	(192,656,776)	(66,570,066)	(28,773,542)
12,357,981	(15,800,661)	37,694,934		(51,854,377)	207,207,048	(148,800,347)	(184,490,483)

3,332,476	(30,581,794)	(1,192,368)		(104,271,385)	24,110,966	(213,868,672)	(200,183,341)

—	—	(1,210,152)		—	(7,580,059)	—	(7,848,483)
—	—	(497,123)		—	(348,414)	—	(446,836)
—	—	(220,939)		—	(488,277)	—	(458,160)
—	—	(17,834)		—	(4,147,729)	—	(6,406,777)
—	—	(63	)(b)	—	(44,745)	—	(110,019)
—	—	(132)		—	(157)	—	(149)
—	—	(90)		—	(117)	—	(145)

—	(15,008,970)	—		(119,598,980)	(1,293,917)	—	(79,028,986)
—	(10,387,958)	—		(74,753,142)	(171,980)	—	(14,306,085)
—	(4,715,049)	—		(44,108,532)	(157,400)	—	(9,896,644)
—	(2,800,609)	—		(2,055,733)	(554,383)	—	(45,940,297)
—	(3,706)	—		(5,521)	(10,277)	—	(1,350,300)
—	(4,247)	—		(6,898)	(23)	—	(1,036)
—	(4,247)	—		(6,898)	(23)	—	(1,036)

—	(32,924,786)	(1,946,333)		(240,535,704)	(14,797,501)	—	(165,794,953)

4,590,242	7,761,648	14,178,701		25,145,535	76,607,153	18,601,942	145,159,416
—	31,578,477	1,853,221		223,152,818	13,792,232	—	145,324,409
(10,535,767)	(36,516,036)	(40,270,592)		(163,228,390)	(208,208,231)	(72,779,575)	(728,737,967)

(5,945,525)	2,824,089	(24,238,670)		85,069,963	(117,808,846)	(54,177,633)	(438,254,142)

(2,613,049)	(60,682,491)	(27,377,371)		(259,737,126)	(108,495,381)	(268,046,305)	(804,232,436)

38,178,001	98,860,492	157,152,602		416,889,728	656,101,333	924,147,638	1,728,380,074

$35,564,952	$38,178,001	$129,775,231		$157,152,602	$547,605,952	$656,101,333	$924,147,638

$(7,764)	$—	$452,705		$1,209,999	$7,116,257	$10,150,020	$8,635,990

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements
October 31, 2009

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

Balanced	A, B, C and Institutional	Diversified

Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, and Structured U.S. Equity	A, B, C, Institutional, Service, IR and R	Diversified

Structured Small Cap Growth and Structured Small Cap Value	A, B, C, Institutional, IR and R	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Effective November 2, 2009, the Funds’ Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor. The Service Shares of the Balanced, Structured Small Cap Growth and Structured Small Cap Value Funds were liquidated on March 13, 2009.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust on behalf of the Funds.
On December 18, 2008, the trustees of the Structured Small Cap Value Fund approved a 7-for-1 reverse stock split effective the close of business on February 6, 2009. The stock split had no impact on the overall value of a shareholder’s investment in the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the accompanying Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

securities dealers. The pricing services may use valuation models or matrix pricing, which consider (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund Share transactions are reflected for financial reporting purposes as of the trade date which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Certain mortgage security paydown gains and losses are included in interest income in the accompanying Statements of Operations. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense and are accrued daily.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Balanced and Structured Large Cap Value	Quarterly	Annually

Structured Large Cap Growth, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

F. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statement of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
Non U.S. currency symbols utilized throughout the report are defined as follows:

EUR = Euro           KRW = South Korean Won

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Mortgage-Backed and Asset-Backed Securities — The Balanced Fund may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s, typically monthly, are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. All gains and losses resulting from principal payments are classified as interest income in the accompanying Statements of Operations.

H. Mortgage Dollar Rolls — The Balanced Fund may enter into mortgage dollar rolls (“dollar rolls”) in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund treats dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Fund will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other party.

I. Repurchase Agreements — The Funds may enter into repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated subcustodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

J. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

K. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized but not yet issued in the market. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

L. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against specific transactions or portfolio positions. The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return. All contracts are “marked-to-market” daily at the applicable forward rate and any resulting unrealized gains or losses are recorded by the Funds. The Funds record realized gains or losses on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

M. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

N. Swap Contracts — Certain Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk, and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Fund may pay or receive cash to collateralize these contracts. This cash collateral is recorded as assets/liabilities on the Fund’s books.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Fund, are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, which are recorded as a realized gain or loss ratably beginning on the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements and recorded as realized gains or losses on the Statements of Operations. The Balanced Fund invests in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, the Fund, as seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund’s credit default swaps are disclosed in the Additional Investment Information section of the Schedules of Investments. The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

3. AGREEMENTS

A. Management Agreement — Under the Agreement GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended October 31, 2009, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	Up to	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate*

Balanced	0.65%	0.59%	0.56%	0.55%	0.54%	0.65%	0.55%

Structured Large Cap Growth	0.65	0.59	0.56	0.55	0.54	0.65	0.51

Structured Large Cap Value	0.60	0.54	0.51	0.50	0.49	0.60	0.51

Structured Small Cap Equity	0.85	0.85	0.77	0.73	0.72	0.85	0.81

Structured Small Cap Growth	0.85	0.85	0.77	0.73	0.72	0.85	0.81

Structured Small Cap Value	0.85	0.85	0.77	0.73	0.72	0.85	0.81

Structured U.S. Equity	0.65	0.59	0.56	0.55	0.54	0.65	0.51

*	GSAM voluntarily agreed to waive a portion of its management fee in order to achieve the effective net management rates. The voluntary management fee waiver may be modified or terminated at any time at the option of GSAM.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

3. AGREEMENTS (continued)

Goldman Sachs may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended October 31, 2009, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Balanced	$20,100	$—	$—

Structured Large Cap Growth	6,300	200	—

Structured Large Cap Value	32,600	—	800

Structured Small Cap Equity	3,400	—	900

Structured Small Cap Growth	1,200	—	—

Structured Small Cap Value	3,500	—	—

Structured U.S. Equity	13,000	200	3,100

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity and Structured U.S. Equity Funds, has adopted a Service Plan and a Shareholder Administration Plan for the Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds as an annual percentage rate of average daily net assets are 0.064%, 0.004%, 0.004%, 0.004%, 0.004%, 0.004% and 0.004%, respectively. These expense limitations may be modified or terminated at any time at the option of GSAM. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

3. AGREEMENTS (continued)

For the fiscal year ended October 31, 2009, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Management	Custody Fee	Other Expense	Total Expense
Fund	Fee Waiver	Credits	Reimbursement	Reductions

Balanced	$126	$1	$284	$411

Structured Large Cap Growth	1,192	12	576	1,780

Structured Large Cap Value	829	64	549	1,442

Structured Small Cap Equity	206	—	576	782

Structured Small Cap Growth	13	—	383	396

Structured Small Cap Value	50	—	510	560

Structured U.S. Equity	760	—	549	1,309

As of October 31, 2009 the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Balanced	$62	$39	$21	$122

Structured Large Cap Growth	341	64	55	460

Structured Large Cap Value	441	67	68	576

Structured Small Cap Equity	370	43	39	452

Structured Small Cap Growth	26	16	6	48

Structured Small Cap Value	97	63	23	183

Structured U.S. Equity	247	129	72	448

F. Line of Credit Facility — The Funds participate in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2009, the Funds did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.
The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

Balanced

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$77,927,038	$—	$—
Fixed Income
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	1,723,839	1,189,652	—
Municipal Debt Obligations	—	207,378	—
Corporate Obligations	—	11,176,984	—
Foreign Debt Obligations	—	1,103,800	—
Government Guarantee Obligations	—	5,062,599	—
Mortgage-Backed Obligations	—	26,711,769	—
Asset-Backed Securities	—	969,728	—
Securities Lending Reinvestment Vehicle	—	1,077,225	—
Short-term Investments	—	3,700,000	—
Derivatives	233,791	353,206	—

Total	$79,884,668	$51,552,341	$—

Liabilities
Derivatives	$—	$(780,089)	$—

Structured Large Cap Growth

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$738,814,803	$—	$—
Securities Lending Reinvestment Vehicle	—	42,007,608	—
Short-term Investments	—	18,000,000	—

Total	$738,814,803	$60,007,608	$—

Liabilities
Derivatives	$(507,069)	$—	$—

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

4. FAIR VALUE OF INVESTMENTS (continued)

Structured Large Cap Value

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$949,885,631	$—	$—
Securities Lending Reinvestment Vehicle	—	128,946,031	—
Short-term Investments	—	20,400,000	—

Total	$949,885,631	$149,346,031	$—

Liabilities
Derivatives	$(473,016)	$—	$—

Structured Small Cap Equity

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$485,414,134	$—	$—
Securities Lending Reinvestment Vehicle	—	115,598,455	—
Short-term Investments	—	12,400,000	—

Total	$485,414,134	$127,998,455	$—

Liabilities
Derivatives	$(974,207)	$—	$—

Structured Small Cap Growth

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$34,732,721	$—	$—
Securities Lending Reinvestment Vehicle	—	2,796,248	—
Short-term Investments	—	900,000	—

Total	$34,732,721	$3,696,248	$—

Liabilities
Derivatives	$(25,533)	$—	$—

Structured Small Cap Value

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$126,584,112	$—	$—
Securities Lending Reinvestment Vehicle	—	18,286,445	—
Short-term Investments	—	3,100,000	—

Total	$126,584,112	$21,386,445	$—

Liabilities
Derivatives	$(134,072)	$—	$—

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

Structured U.S. Equity

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$534,973,461	$—	$—
Securities Lending Reinvestment Vehicle	—	33,485,820	—
Short-term Investments	—	12,900,000	—

Total	$534,973,461	$46,385,820	$—

Liabilities
Derivatives	$(210,271)	$—	$—

5. INVESTMENTS IN DERIVATIVES

Derivatives — The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
In November 2008, the Funds adopted FASB Accounting Standards Codification (“ASC”) 815 “Disclosures about Derivative Instruments and Hedging Activities”, which requires enhanced disclosures about the Funds’ derivatives and hedging activities. The following tables set forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of October 31, 2009. The values in the tables below exclude the effects of cash received or posted pursuant to derivative contracts, and therefore are not representative of the Funds’ net exposure.

Balanced

	Statements of Assets			Statements of Assets
	and Liabilities	Derivative	Number of	and Liabilities	Derivative		Number of
Risk	Location	Assets	Contracts	Location	Liabilities		Contracts
Interest rate	Swap contracts, at value; Unrealized gain on futures(a)	$576,141	150	Swap contracts, at value	$(21,525)		16
Credit	Swap contracts, at value	6,229	4	Swap contracts, at value	(758,564)		4
Equity	Unrealized gain on futures(a)	3,136	7	Unrealized loss on futures	—		—
Currency	Forward foreign currency exchange contracts, at value	1,491	1	Forward foreign currency exchange contracts, at value	—		—

Derivative contracts, at value		$586,997	162		$(780,089	)(b)	20

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

5. INVESTMENTS IN DERIVATIVES (continued)

		Statements of Assets
		and Liabilities		Derivative	Number of
Risk	Fund	Location		Liabilities	Contracts
Equity	Structured Large Cap Growth	Unrealized loss on futures(a	)	$(507,069)	222
Equity	Structured Large Cap Value	Unrealized loss on futures(a	)	(473,016)	635
Equity	Structured Small Cap Equity	Unrealized loss on futures(a	)	(974,207)	205
Equity	Structured Small Cap Growth	Unrealized loss on futures(a	)	(25,533)	7
Equity	Structured Small Cap Value	Unrealized loss on futures(a	)	(134,072)	40
Equity	Structured U.S. Equity	Unrealized loss on futures(a	)	(210,271)	249

(a)	Includes cumulative appreciation (depreciation) of futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Amounts represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following table sets forth by certain risk types the Funds’ gains (losses) related to derivative activities for the fiscal year ended October 31, 2009. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” in the Statements of Operations:

Balanced

			Net Change in
		Net Realized	Unrealized
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$949,875	$302,825
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	5,837	(330,212)
Equity	Net realized gain (loss) from futures transactions/ Net change in unrealized gain (loss) on futures	1,680,058	49,078
Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(8,186)	(47,017)

Total		$2,627,584	$(25,326)

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

The following table represents gains (losses) which are included in “Net realized gain (loss) from future transactions” and “Net change in unrealized gain (loss) on futures” in the Statements of Operations.

			Net Change in
		Net Realized	Unrealized
Risk	Fund	Gain (Loss)	Gain (Loss)
Equity	Structured Large Cap Growth	$2,403,254	$(790,930)
Equity	Structured Large Cap Value	724,522	34,740
Equity	Structured Small Cap Equity	6,733,645	(1,761,232)
Equity	Structured Small Cap Growth	77,715	(76,610)
Equity	Structured Small Cap Value	342,521	(286,709)
Equity	Structured U.S. Equity	691,668	(489,137)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2009, were as follows:

Fund	Purchases	Sales and Maturities

Balanced*	$283,027,198	$299,822,861

Structured Large Cap Growth	1,035,528,100	1,468,366,035

Structured Large Cap Value	1,186,012,820	1,342,708,837

Structured Small Cap Equity	844,213,482	962,817,457

Structured Small Cap Growth	67,526,759	73,568,826

Structured Small Cap Value	230,299,894	254,684,649

Structured U.S. Equity	731,058,529	854,314,479

*	Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $188,580,989 and $200,250,889, respectively.

For the fiscal year ended October 31, 2009, Goldman Sachs earned approximately $8,200, $36,100, $25,200, $17,400, $400, $1,500 and $9,600 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, executed on behalf of Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

7. SECURITIES LENDING (continued)

delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio II is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2009, are reported under Investment Income on the Statements of Operations. The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the fiscal year ended October 31, 2009:

	Earnings of GSAL
	Relating to	Amounts Received by the	Amounts Payable to
	Securities	Funds from Lending to	Goldman Sachs
	Loaned for the	Goldman Sachs for	Upon Return of
	Fiscal Year Ended	the Fiscal Year Ended	Securities Loaned as of
Fund	October 31, 2009	October 31, 2009	October 31, 2009

Balanced	$3,758	$2,768	$217,500

Structured Large Cap Growth	120,924	81,881	4,023,375

Structured Large Cap Value	299,779	75,996	39,516,050

Structured Small Cap Equity	130,101	225,346	22,511,350

Structured Small Cap Growth	5,858	7,106	151,800

Structured Small Cap Value	25,996	69,974	2,880,150

Structured U.S. Equity	117,436	47,954	8,368,207

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Enhanced Portfolio II for the fiscal year ended October 31, 2009 (in thousands):

	Number of
	Shares Held			Number of
	Beginning	Shares	Shares	Shares Held	Value at End
Fund	of Year	Bought	Sold	End of Year	of Year

Balanced	1,582	27,656	(28,161)	1,077	$1,077

Structured Large Cap Growth	230,830	742,173	(930,995)	42,008	42,008

Structured Large Cap Value	206,082	857,403	(934,539)	128,946	128,946

Structured Small Cap Equity	130,247	411,804	(426,453)	115,598	115,598

Structured Small Cap Growth	2,833	17,230	(17,267)	2,796	2,796

Structured Small Cap Value	20,424	82,544	(84,682)	18,286	18,286

Structured U.S. Equity	60,047	444,998	(471,559)	33,486	33,486

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows:

		Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	Small Cap	Structured
	Balanced	Growth	Value	Equity	Value	U.S. Equity

Distributions paid from:
Ordinary income	$4,149,359	$14,003,438	$24,839,352	$5,823,630	$1,946,333	$12,610,919
Net long-term capital gains	—	—	—	—	—	2,186,582

Total taxable distributions	$4,149,359	$14,003,438	$24,839,352	$5,823,630	$1,946,333	$14,797,501

The tax character of distributions paid during the fiscal periods ended October 31, 2008 was as follows:

		Structured	Structured	Structured
		Large Cap	Small Cap	Small Cap
	Balanced	Value	Growth	Value

Distributions paid from:
Ordinary income	$1,683,587	$6,676,529	$6,450,466	$38,329
Net long-term capital gains	—	—	26,474,320	240,497,375

Total taxable distributions	$1,683,587	$6,676,529	$32,924,786	$240,535,704

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2008 was as follows:

		Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	Structured
	Balanced	Growth	Value	Equity	U.S. Equity

Distributions paid from:
Ordinary income	$5,749,290	$11,231,639	$28,238,571	$2,520,387	$15,265,106
Net long-term capital gains	11,427,475	14,057,915	62,647,838	42,182,777	150,529,847

Total taxable distributions	$17,176,765	$25,289,554	$90,886,409	$44,703,164	$165,794,953

As of October 31, 2009 the Funds’ components of accumulated losses on a tax basis were as follows:

		Structured	Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	Small Cap	Small Cap	Structured
	Balanced	Growth	Value	Equity	Growth	Value	U.S. Equity

Undistributed ordinary income — net	$701,255	$10,037,226	$—	$4,643,388	$—	$401,389	$7,116,257

Capital loss carryforward:[1]
Expiring 2010	—	(158,481,000)	—	—	—	—	—
Expiring 2011	—	(5,803,222)	—	—	—	—	—
Expiring 2015		(15,811,506)		(12,278,226)	—	—	—
Expiring 2016	(17,972,763)	(273,461,938)	(290,576,670)	(183,104,424)	(13,802,987)	(51,995,129)	(90,696,325)
Expiring 2017	(20,327,685)	(340,506,279)	(382,280,649)	(164,020,983)	(9,400,642)	(40,659,192)	(197,368,294)

Total capital loss carryforward	$(38,300,448)	$(794,063,945)	$(672,857,319)	$(359,403,633)	$(23,203,629)	$(92,654,321)	$(288,064,619)

Timing differences (Straddles Losses Deferrals)	$(28,478)	—	—	—	—	—	—
Unrealized gains — net	18,242,783	38,142,039	8,987,167	28,720,492	1,156,603	4,922,462	34,857,485

Total accumulated losses — net	$(19,384,888)	$(745,884,680)	$(663,870,152)	$(326,039,753)	$(22,047,026)	$(87,330,470)	$(246,090,877)

[1]	Expiration occurs on October 31 of the year indicated. Utilization of these losses may be limited under the Code. The Structured Large Cap Growth and Structured U.S. Equity Funds had capital loss carryforwards that expired in the current fiscal year of $61,712,621 and $22,117,498, respectively.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

8. TAX INFORMATION (continued)

As of October 31, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

		Structured	Structured	Structured	Structured	Structured
		Large	Large	Small	Small	Small	Structured U.S.
	Balanced	Cap Growth	Cap Value	Cap Equity	Cap Growth	Cap Value	Equity

Tax Cost	$112,203,258	$760,680,372	$1,090,244,495	$584,692,097	$37,272,366	$143,048,095	$546,501,796

Gross unrealized gain	23,194,829	69,487,206	90,624,835	64,135,384	3,311,714	14,341,103	57,141,856
Gross unrealized loss	(4,548,075)	(31,345,167)	(81,637,668)	(35,414,892)	(2,155,111)	(9,418,641)	(22,284,371)

Net unrealized security gain	$18,646,754	$38,142,039	$8,987,167	$28,720,492	$1,156,603	$4,922,462	$34,857,485

Net unrealized loss on other investments	(403,971)	—	—	—	—	—	—

Net unrealized gain	$18,242,783	$38,142,039	$8,987,167	$28,720,492	$1,156,603	$4,922,462	$34,857,485

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures, and differences in the tax treatment of partnership investments, swap transactions, securities on loan and premium amortization.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from expired capital loss carryforwards, taxable overdistributions, net operating losses and differences in the tax treatment of foreign currency and swap transactions, net operating losses, partnership investments, passive foreign investment company investments and regulatory settlement payments.

			Accumulated
			Undistributed
		Accumulated Net	Net Investment
Fund	Paid-in Capital	Realized Gain (Loss)	Income (Loss)

Balanced	$(744)	$(696,318)	$697,062

Structured Large Cap Growth	(61,714,180)	61,716,758	(2,578)

Structured Large Cap Value	(193,638)	(12,198)	205,836

Structured Small Cap Equity	(5,741)	(759,940)	765,681

Structured Small Cap Growth	(72,868)	(18,909)	91,777

Structured Small Cap Value	(3,163)	(139,957)	143,120

Structured U.S. Equity	(22,123,806)	22,108,765	15,041

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

9. OTHER RISKS

Funds’ Shareholder Concentration Risk — Certain Goldman Sachs Fund of Funds Portfolios and the Goldman Sachs Profit Sharing Trust may invest a significant percentage of their assets in the Funds. In the event the Fund of Funds Portfolios and/or the Profit Sharing Trust experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Funds may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Funds are forced to liquidate their securities. As of October 31, 2009, the following Fund of Funds Portfolios and the Profit Sharing Trust were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Equity Growth	Growth and Income	Growth Strategy	Profit Sharing
Fund	Portfolio	Strategy Portfolio	Strategy Portfolio	Portfolio	Master Trust

Structured Large Cap Growth	—%	12%	23%	26%	—%

Structured Large Cap Value	6	11	25	26	—

Structured Small Cap Equity	9	9	26	22	—

Structured U.S. Equity	—	—	—	—	14

As of October 31, 2009, Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of 5% or more of outstanding Class IR and Class R Shares of the following Funds:

Fund	Class IR	Class R

Structured Large Cap Growth	100%	21%

Structured Large Cap Value	68	18

Structured Small Cap Equity	30	35

Structured Small Cap Growth	100	18

Structured Small Cap Value	100	9

Structured U.S. Equity	100	14

Market and Credit Risks — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the FASB issued FASB ASC 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through December 22, 2009, the date that the financial statements were issued.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Fund
	For the Fiscal Year Ended		For the Period September 1, 2008 to		For the Fiscal Year Ended
	October 31, 2009		October 31, 2008*		August 31, 2008

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,589,860	$22,563,133	157,717	$2,480,112	1,055,035	$20,299,858
Reinvestment of distributions	246,164	3,526,580	88,982	1,433,500	750,142	14,546,929
Shares converted from Class B(a)	21,919	309,553	6,433	110,009	36,531	706,128
Shares redeemed	(3,021,028)	(42,922,686)	(659,255)	(10,497,629)	(2,204,870)	(41,724,886)

	(1,163,085)	(16,523,420)	(406,123)	(6,474,008)	(363,162)	(6,171,971)

Class B Shares
Shares sold	84,152	1,191,443	20,543	316,249	113,767	2,181,577
Reinvestment of distributions	15,214	215,934	5,833	93,262	57,595	1,112,115
Shares converted to Class A(a)	(22,101)	(309,553)	(6,490)	(110,009)	(36,847)	(706,128)
Shares redeemed	(232,604)	(3,357,216)	(47,681)	(752,480)	(222,209)	(4,204,334)

	(155,339)	(2,259,392)	(27,795)	(452,978)	(87,694)	(1,616,770)

Class C Shares
Shares sold	163,424	2,281,266	43,207	677,975	142,730	2,716,622
Reinvestment of distributions	8,906	126,420	3,093	49,345	25,240	484,929
Shares redeemed	(192,564)	(2,658,873)	(38,273)	(586,460)	(96,963)	(1,785,501)

	(20,234)	(251,187)	8,027	140,860	71,007	1,416,050

Institutional Shares
Shares sold	16,668	254,124	7,909	117,199	27,227	567,849
Reinvestment of distributions	5,678	82,838	1,825	29,821	15,181	297,837
Shares redeemed	(30,806)	(437,912)	(10,149)	(174,824)	(30,377)	(569,898)

	(8,460)	(100,950)	(415)	(27,804)	12,031	295,788

Service Shares(b)
Reinvestment of distributions	1	11	1	14	7	127
Shares redeemed	(81)	(1,018)	—	—	—	—

	(80)	(1,007)	1	14	7	127

NET DECREASE	(1,347,198)	$(19,135,956)	(426,305)	$(6,813,916)	(367,811)	$(6,076,776)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Service Shares liquidated on March 13, 2009.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Large Cap Growth Fund
	For the Fiscal Year Ended		For the Period September 1, 2008 to		For the Fiscal Year Ended
	October 31, 2009		October 31, 2008*		August 31, 2008

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,800,706	$41,112,887	1,699,581	$17,113,256	11,196,986	$150,204,131
Reinvestment of distributions	299,358	2,418,814	—	—	369,448	5,379,159
Shares converted from Class B(a)	281,904	2,343,676	137,036	1,559,472	513,196	7,025,033
Shares redeemed	(18,981,715)	(160,704,307)	(5,071,147)	(49,617,457)	(24,156,009)	(331,132,435)

	(13,599,747)	(114,828,930)	(3,234,530)	(30,944,729)	(12,076,379)	(168,524,112)

Class B Shares
Shares sold	107,849	843,431	26,947	252,968	145,793	1,844,645
Reinvestment of distributions	—	—	—	—	19,599	264,195
Shares converted to Class A(a)	(304,198)	(2,343,676)	(148,805)	(1,559,472)	(555,342)	(7,025,033)
Shares redeemed	(576,897)	(4,587,523)	(173,810)	(1,714,234)	(1,052,086)	(13,231,865)

	(773,246)	(6,087,768)	(295,668)	(3,020,738)	(1,442,036)	(18,148,058)

Class C Shares
Shares sold	119,814	953,723	35,680	324,163	175,838	2,226,533
Reinvestment of distributions	—	—	—	—	14,904	201,053
Shares redeemed	(501,576)	(3,988,005)	(153,252)	(1,484,424)	(786,655)	(9,814,374)

	(381,762)	(3,034,282)	(117,572)	(1,160,261)	(595,913)	(7,386,788)

Institutional Shares
Shares sold	2,504,835	22,313,555	1,217,235	12,354,469	26,017,707	359,384,015
Reinvestment of distributions	1,391,879	11,524,762	—	—	1,269,583	19,005,664
Shares redeemed	(39,524,867)	(348,864,858)	(13,152,059)	(141,303,390)	(37,571,586)	(545,479,426)

	(35,628,153)	(315,026,541)	(11,934,824)	(128,948,921)	(10,284,296)	(167,089,747)

Service Shares
Shares sold	1,527	13,361	250	2,459	5,279	67,867
Reinvestment of distributions	99	792	—	—	76	1,106
Shares redeemed	(10,418)	(85,199)	(1,186)	(12,603)	(1,269)	(16,484)

	(8,792)	(71,046)	(936)	(10,144)	4,086	52,489

Class IR Shares(b)
Shares sold	4	37	—	—	688	10,000
Reinvestment of distributions	11	82	—	—	9	134
Shares redeemed	(4)	(37)	—	—	—	—

	11	82	—	—	697	10,134

Class R Shares(b)
Shares sold	3,113	30,756	—	—	688	10,000
Reinvestment of distributions	5	42	—	—	9	129
Shares redeemed	(443)	(4,430)	—	—	—	—

	2,675	26,368	—	—	697	10,129

NET DECREASE	(50,389,014)	$(439,022,117)	(15,583,530)	$(164,084,793)	(24,393,144)	$(361,075,953)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Large Cap Value Fund
	For the Fiscal Year Ended		For the Period September 1, 2008 to		For the Fiscal Year Ended
	October 31, 2009		October 31, 2008*		August 31, 2008

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,931,124	$84,695,695	4,801,622	$43,599,169	13,963,552	$170,233,927
Reinvestment of distributions	757,630	5,620,194	157,271	1,538,109	1,895,332	25,035,000
Shares converted from Class B(a)	48,028	337,715	19,065	199,615	152,140	1,953,439
Shares redeemed	(18,502,759)	(137,332,448)	(4,340,930)	(40,851,065)	(24,669,065)	(318,455,989)

	(6,765,977)	(46,678,844)	637,028	4,485,828	(8,658,041)	(121,233,623)

Class B Shares
Shares sold	74,028	547,962	12,295	109,743	68,069	899,439
Reinvestment of distributions	7,427	54,242	1,219	11,847	33,242	438,125
Shares converted to Class A(a)	(48,335)	(337,715)	(19,212)	(199,615)	(153,320)	(1,953,439)
Shares redeemed	(245,163)	(1,822,085)	(43,895)	(438,880)	(445,487)	(5,673,972)

	(212,043)	(1,557,596)	(49,593)	(516,905)	(497,496)	(6,289,847)

Class C Shares
Shares sold	536,080	4,011,152	95,936	895,304	534,055	6,706,350
Reinvestment of distributions	26,231	191,567	3,731	36,266	64,385	845,554
Shares redeemed	(636,861)	(4,601,908)	(125,472)	(1,214,897)	(731,446)	(9,286,773)

	(74,550)	(399,189)	(25,805)	(283,327)	(133,006)	(1,734,869)

Institutional Shares
Shares sold	15,220,204	118,535,208	14,004,831	144,446,164	30,078,360	369,120,048
Reinvestment of distributions	2,416,217	17,996,208	496,152	4,847,407	4,659,539	61,350,437
Shares redeemed	(32,032,873)	(242,022,502)	(6,890,361)	(64,112,937)	(42,867,044)	(566,971,121)

	(14,396,452)	(105,491,086)	7,610,622	85,180,634	(8,129,145)	(136,500,636)

Service Shares
Shares sold	398,059	2,954,089	100,216	874,422	289,681	3,786,119
Reinvestment of distributions	17,316	128,173	2,707	26,582	32,800	433,662
Shares redeemed	(377,471)	(2,764,759)	(66,801)	(611,337)	(502,979)	(6,398,204)

	37,904	317,503	36,122	289,667	(180,498)	(2,178,423)

Class IR Shares(b)
Shares sold	372	2,769	—	—	720	10,000
Reinvestment of distributions	25	188	4	40	35	460
Shares redeemed	(4)	(30)	—	—	—	—

	393	2,927	4	40	755	10,460

Class R Shares(b)
Shares sold	4,402	32,583	—	—	720	10,000
Reinvestment of distributions	52	378	3	29	33	432
Shares redeemed	(874)	(6,315)	—	—	—	—

	3,580	26,646	3	29	753	10,432

NET INCREASE (DECREASE)	(21,407,145)	$(153,779,639)	8,208,381	$89,155,966	(17,596,678)	$(267,916,506)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Equity Fund
	For the Fiscal Year Ended		For the Period September 1, 2008 to		For the Fiscal Year Ended
	October 31, 2009		October 31, 2008*		August 31, 2008

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,006,003	$36,054,997	3,243,107	$27,860,596	16,457,006	$180,558,550
Reinvestment of distributions	149,053	1,021,014	—	—	941,660	10,932,674
Shares converted from Class B(a)	43,864	309,667	12,460	128,584	61,210	700,039
Shares redeemed	(10,107,784)	(72,151,735)	(2,171,807)	(19,351,681)	(14,406,345)	(157,297,093)

	(4,908,864)	(34,766,057)	1,083,760	8,637,499	3,053,531	34,894,170

Class B Shares
Shares sold	13,059	81,928	3,154	24,858	25,174	257,440
Reinvestment of distributions	—	—	—	—	44,660	468,477
Shares converted to Class A(a)	(48,701)	(309,667)	(13,871)	(128,584)	(67,639)	(700,039)
Shares redeemed	(135,164)	(862,415)	(44,727)	(377,130)	(341,337)	(3,460,510)

	(170,806)	(1,090,154)	(55,444)	(480,856)	(339,142)	(3,434,632)

Class C Shares
Shares sold	402,715	2,625,073	63,793	512,393	467,898	4,726,461
Reinvestment of distributions	—	—	—	—	96,746	1,019,705
Shares redeemed	(495,370)	(3,161,566)	(132,759)	(1,081,608)	(764,287)	(7,853,989)

	(92,655)	(536,493)	(68,966)	(569,215)	(199,643)	(2,107,823)

Institutional Shares
Shares sold	13,462,872	94,110,296	7,396,571	76,090,308	50,388,966	598,599,544
Reinvestment of distributions	666,756	4,720,636	—	—	2,543,793	30,627,266
Shares redeemed	(24,736,892)	(188,602,122)	(4,688,217)	(45,074,301)	(48,193,694)	(555,104,717)

	(10,607,264)	(89,771,190)	2,708,354	31,016,007	4,739,065	74,122,093

Service Shares
Shares sold	70,940	508,315	17,923	150,900	176,262	2,077,012
Reinvestment of distributions	—	—	—	—	34,909	399,355
Shares redeemed	(151,443)	(1,110,488)	(15,796)	(140,106)	(2,019,752)	(23,744,921)

	(80,503)	(602,173)	2,127	10,794	(1,808,581)	(21,268,554)

Class IR Shares(b)
Shares sold	2,060	15,225	—	—	822	10,000
Reinvestment of distributions	11	73	—	—	51	587
Shares redeemed	(31)	(241)	—	—	—	—

	2,040	15,057	—	—	873	10,587

Class R Shares(b)
Shares sold	4,523	27,359	—	—	822	10,000
Reinvestment of distributions	5	31	—	—	51	587
Shares redeemed	(2,881)	(23,933)	—	—	—	—

	1,647	3,457	—	—	873	10,587

NET INCREASE (DECREASE)	(15,856,405)	$(126,747,553)	3,669,831	$38,614,229	5,446,976	$82,226,428

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Growth Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2009		October 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	214,147	$2,738,564	253,854	$4,603,762
Reinvestment of distributions	—	—	748,155	14,551,614
Shares converted from Class B(a)	86,776	1,009,878	120,402	2,255,198
Shares redeemed	(492,373)	(5,843,857)	(832,749)	(17,423,612)

	(191,450)	(2,095,415)	289,662	3,986,962

Class B Shares
Shares sold	70,357	743,076	93,624	1,520,590
Reinvestment of distributions	—	—	579,271	9,917,126
Shares converted to Class A(a)	(99,575)	(1,009,878)	(136,364)	(2,255,198)
Shares redeemed	(274,354)	(2,937,159)	(392,361)	(6,285,168)

	(303,572)	(3,203,961)	144,170	2,897,350

Class C Shares
Shares sold	70,544	749,623	81,176	1,244,530
Reinvestment of distributions	—	—	255,753	4,414,297
Shares redeemed	(126,418)	(1,353,487)	(247,367)	(4,019,220)

	(55,874)	(603,864)	89,562	1,639,607

Institutional Shares
Shares sold	23,201	317,744	17,671	372,717
Reinvestment of distributions	—	—	126,211	2,683,240
Shares redeemed	(30,148)	(389,694)	(290,831)	(8,788,036)

	(6,947)	(71,950)	(146,949)	(5,732,079)

Service Shares(b)
Shares sold	—	—	—	15
Reinvestment of distributions	—	—	174	3,706
Shares redeemed	(437)	(4,686)	—	—

	(437)	(4,686)	174	3,721

Class IR Shares(c)
Shares sold	2	33	301	10,017
Reinvestment of distributions	—	—	218	4,247
Shares redeemed	(2)	(23)	—	—

	—	10	519	14,264

Class R Shares(c)
Shares sold	2,892	41,202	301	10,017
Reinvestment of distributions	—	—	218	4,247
Shares redeemed	(449)	(6,861)	—	—

	2,443	34,341	519	14,264

NET INCREASE (DECREASE)	(555,837)	$(5,945,525)	377,657	$2,824,089

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Service Shares liquidated on March 13, 2009.

(c)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Value Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2009		October 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	595,859	$9,577,665	512,237	$13,331,067
Reinvestment of distributions	74,404	1,177,077	4,454,891	114,757,958
Shares converted from Class B(a)	277,342	4,497,630	249,508	7,529,761
Shares redeemed	(1,311,032)	(20,978,922)	(2,993,887)	(88,749,506)

	(363,427)	(5,726,550)	2,222,749	46,869,280

Class B Shares
Shares sold	156,221	1,800,139	282,578	5,120,730
Reinvestment of distributions	42,686	476,900	3,803,517	69,756,508
Shares converted to Class A(a)	(392,043)	(4,497,630)	(341,857)	(7,529,761)
Shares redeemed	(981,080)	(11,054,036)	(1,927,723)	(37,217,652)

	(1,174,216)	(13,274,627)	1,816,515	30,129,825

Class C Shares
Shares sold	103,936	1,424,067	298,746	6,217,496
Reinvestment of distributions	14,986	189,871	1,796,030	37,088,011
Shares redeemed	(508,276)	(6,500,971)	(1,147,476)	(24,896,263)

	(389,354)	(4,887,033)	947,300	18,409,244

Institutional Shares
Shares sold	66,913	1,302,186	16,045	456,240
Reinvestment of distributions	469	9,088	48,604	1,531,024
Shares redeemed	(83,460)	(1,731,540)	(162,721)	(12,364,969)

	(16,078)	(420,266)	(98,072)	(10,377,705)

Service Shares(b)
Shares sold	1	9	—	—
Reinvestment of distributions	3	63	176	5,521
Shares redeemed	(279)	(4,314)	—	—

	(275)	(4,242)	176	5,521

Class IR Shares(c)
Shares sold	2	31	123	10,001
Reinvestment of distributions	8	132	268	6,898
Shares redeemed	(2)	(33)	—	—

	8	130	391	16,899

Class R Shares(c)
Shares sold	3,852	74,604	123	10,001
Reinvestment of distributions	6	90	268	6,898
Shares redeemed	(41)	(776)	—	—

	3,817	73,918	391	16,899

NET INCREASE (DECREASE)	(1,939,525)	$(24,238,670)	4,889,450	$85,069,963

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Service Shares liquidated on March 13, 2009.

(c)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured U.S. Equity Fund
	For the Fiscal Year Ended		For the Period September 1, 2008 to		For the Fiscal Year Ended
	October 31, 2009		October 31, 2008*		August 31, 2008

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,639,380	$45,117,108	540,381	$11,682,159	2,421,537	$69,141,329
Reinvestment of distributions	490,247	8,388,124	—	—	2,784,888	82,182,032
Shares converted from Class B(a)	548,778	9,159,112	235,391	5,477,546	598,342	17,174,887
Shares redeemed	(7,285,908)	(125,859,671)	(1,781,794)	(38,108,740)	(10,485,076)	(304,328,753)

	(3,607,503)	(63,195,327)	(1,006,022)	(20,949,035)	(4,680,309)	(135,830,505)

Class B Shares
Shares sold	108,861	1,733,654	19,204	357,827	159,273	4,274,838
Reinvestment of distributions	29,127	468,071	—	—	481,703	13,270,900
Shares converted to Class A(a)	(585,603)	(9,159,112)	(253,590)	(5,477,546)	(641,927)	(17,174,887)
Shares redeemed	(884,687)	(14,079,397)	(401,252)	(8,390,454)	(1,614,094)	(43,634,251)

	(1,332,302)	(21,036,784)	(635,638)	(13,510,173)	(1,615,045)	(43,263,400)

Class C Shares
Shares sold	290,083	4,663,434	60,281	1,154,243	299,610	7,824,943
Reinvestment of distributions	35,580	565,009	—	—	325,717	8,905,109
Shares redeemed	(700,981)	(11,250,575)	(172,694)	(3,378,609)	(1,318,091)	(35,288,130)

	(375,318)	(6,022,132)	(112,413)	(2,224,366)	(692,764)	(18,558,078)

Institutional Shares
Shares sold	1,404,315	24,614,272	250,688	5,325,464	1,989,341	62,391,136
Reinvestment of distributions	248,313	4,338,032	—	—	1,316,314	39,739,505
Shares redeemed	(3,156,063)	(55,651,058)	(1,038,354)	(22,785,719)	(10,850,830)	(333,729,698)

	(1,503,435)	(26,698,754)	(787,666)	(17,460,255)	(7,545,175)	(231,599,057)

Service Shares
Shares sold	24,950	428,351	4,123	82,249	52,869	1,507,168
Reinvestment of distributions	1,917	32,677	—	—	41,877	1,224,496
Shares redeemed	(75,715)	(1,356,124)	(5,574)	(116,053)	(418,454)	(11,757,135)

	(48,848)	(895,096)	(1,451)	(33,804)	(323,708)	(9,025,471)

Class IR Shares(b)
Shares sold	2	39	—	—	303	10,001
Reinvestment of distributions	11	180	—	—	40	1,186
Shares redeemed	(2)	(40)	—	—	—	—

	11	179	—	—	343	11,187

Class R Shares(b)
Shares sold	2,832	50,295	—	—	303	10,001
Reinvestment of distributions	8	139	—	—	40	1,181
Shares redeemed	(610)	(11,366)	—	—	—	—

	2,230	39,068	—	—	343	11,182

NET DECREASE	(6,865,165)	$(117,808,846)	(2,543,190)	$(54,177,633)	(14,856,315)	$(438,254,142)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on November 30, 2007.

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GOLDMAN SACHS BALANCED FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	$14.64	$0.46		$1.71	$2.17	$(0.49)	$—	$(0.49)
2009 - B	14.53	0.35		1.69	2.04	(0.38)	—	(0.38)
2009 - C	14.49	0.35		1.68	2.03	(0.38)	—	(0.38)
2009 - Institutional	14.86	0.53		1.73	2.26	(0.55)	—	(0.55)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	17.71	0.10		(2.99)	(2.89)	(0.18)	—	(0.18)
2008 - B	17.56	0.08		(2.96)	(2.88)	(0.15)	—	(0.15)
2008 - C	17.52	0.08		(2.96)	(2.88)	(0.15)	—	(0.15)
2008 - Institutional	17.98	0.11		(3.03)	(2.92)	(0.20)	—	(0.20)

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	20.66	0.64		(1.86)	(1.22)	(0.53)	(1.20)	(1.73)
2008 - B	20.50	0.50		(1.86)	(1.36)	(0.38)	(1.20)	(1.58)
2008 - C	20.46	0.50		(1.86)	(1.36)	(0.38)	(1.20)	(1.58)
2008 - Institutional	20.95	0.73		(1.89)	(1.16)	(0.61)	(1.20)	(1.81)

2007 - A	20.68	0.56		1.52	2.08	(0.60)	(1.50)	(2.10)
2007 - B	20.52	0.41		1.51	1.92	(0.44)	(1.50)	(1.94)
2007 - C	20.49	0.41		1.51	1.92	(0.45)	(1.50)	(1.95)
2007 - Institutional	20.94	0.66		1.53	2.19	(0.68)	(1.50)	(2.18)

2006 - A	19.88	0.46		0.74	1.20	(0.40)	—	(0.40)
2006 - B	19.73	0.30		0.74	1.04	(0.25)	—	(0.25)
2006 - C	19.71	0.31		0.72	1.03	(0.25)	—	(0.25)
2006 - Institutional	20.12	0.55		0.75	1.30	(0.48)	—	(0.48)

2005 - A	18.63	0.36	(e)	1.26	1.62	(0.37)	—	(0.37)
2005 - B	18.49	0.21	(e)	1.26	1.47	(0.23)	—	(0.23)
2005 - C	18.47	0.21	(e)	1.26	1.47	(0.23)	—	(0.23)
2005 - Institutional	18.66	0.47	(e)	1.44	1.91	(0.45)	—	(0.45)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

	For the Period
For the Fiscal Year ended	September 1, 2008 to	For the Fiscal Years Ended August 31,
October 31, 2009	October 31, 2008*	2008	2007	2006
209%	57%	178%	54%	220%

Prior year includes the effect of mortgage dollar roll transactions, if any.
(d)	Annualized.
(e)	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.20% of average net assets.

(f)	The effects of rounding net asset value in connection with a significant transaction during the period resulted in an increase in total return and expense ratio of 0.88% and 0.06%, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$16.32	15.32%	$111,326	1.05%		3.20%		1.38%		2.87%		225%
16.19	14.41	8,970	1.80		2.47		2.13		2.14		225
16.14	14.43	7,022	1.80		2.44		2.13		2.11		225
16.57	15.76	2,572	0.65		3.58		0.98		3.25		225

14.64	(16.41)	116,915	1.04	(d)	3.72	(d)	1.54	(d)	3.22	(d)	58
14.53	(16.49)	10,306	1.79	(d)	2.97	(d)	2.29	(d)	2.47	(d)	58
14.49	(16.52)	6,597	1.79	(d)	2.97	(d)	2.29	(d)	2.47	(d)	58
14.86	(16.35)	2,433	0.64	(d)	4.10	(d)	1.14	(d)	3.60	(d)	58

17.71	(6.48)	148,623	1.03		3.37		1.29		3.11		184
17.56	(7.21)	12,946	1.78		2.62		2.04		2.36		184
17.52	(7.19)	7,835	1.78		2.63		2.04		2.37		184
17.98	(6.10)	2,951	0.63		3.78		0.89		3.52		184

20.66	10.53	180,905	1.06		2.72		1.31		2.47		63
20.50	9.71	16,906	1.81		1.97		2.06		1.72		63
20.46	9.72	7,696	1.81		1.97		2.06		1.72		63
20.95	10.99	3,187	0.66		3.14		0.91		2.89		63

20.68	6.08	178,220	1.11		2.29		1.27		2.13		256
20.52	5.32	20,462	1.86		1.51		2.02		1.35		256
20.49	5.30	6,244	1.86		1.55		2.02		1.39		256
20.94	6.51	2,088	0.71		2.71		0.87		2.55		256

19.88	8.80	195,531	1.14		1.84	(e)	1.31		1.67	(e)	228
19.73	8.00	29,093	1.89		1.10	(e)	2.06		0.93	(e)	228
19.71	8.00	6,080	1.89		1.09	(e)	2.06		0.92	(e)	228
20.12	10.36 (f)	2,052	0.80	(f)	2.14	(e)	0.93		2.01	(e)	228

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	$8.94	$0.10		$1.08	$1.18	$(0.08)	$—	$(0.08)
2009 - B	8.23	0.03		1.00	1.03	—	—	—
2009 - C	8.23	0.03		1.00	1.03	—	—	—
2009 - Institutional	9.23	0.14		1.10	1.24	(0.14)	—	(0.14)
2009 - Service	8.87	0.09		1.07	1.16	(0.08)	—	(0.08)
2009 - IR	8.92	0.11		1.08	1.19	(0.12)	—	(0.12)
2009 - R	8.89	0.05		1.11	1.16	(0.06)	—	(0.06)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	12.38	0.01		(3.45)	(3.44)	—	—	—
2008 - B	11.40	(0.01)		(3.16)	(3.17)	—	—	—
2008 - C	11.41	(0.01)		(3.17)	(3.18)	—	—	—
2008 - Institutional	12.76	0.01		(3.54)	(3.53)	—	—	—
2008 - Service	12.28	—	(c)	(3.41)	(3.41)	—	—	—
2008 - IR	12.35	0.01		(3.44)	(3.43)	—	—	—
2008 - R	12.31	—	(c)	(3.42)	(3.42)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	14.36	0.06		(1.91)	(1.85)	(0.03)	(0.10)	(0.13)
2008 - B	13.31	(0.04)		(1.77)	(1.81)	— (c)	(0.10)	(0.10)
2008 - C	13.31	(0.04)		(1.76)	(1.80)	— (c)	(0.10)	(0.10)
2008 - Institutional	14.81	0.11		(1.97)	(1.86)	(0.09)	(0.10)	(0.19)
2008 - Service	14.25	0.04		(1.90)	(1.86)	(0.01)	(0.10)	(0.11)
2008 - IR (Commenced November 30, 2007)	14.53	0.06		(2.05)	(1.99)	(0.09)	(0.10)	(0.19)
2008 - R (Commenced November 30, 2007)	14.53	0.02		(2.05)	(2.03)	(0.09)	(0.10)	(0.19)

2007 - A	13.20	0.04		1.13	1.17	(0.01)	—	(0.01)
2007 - B	12.33	(0.06)		1.04	0.98	—	—	—
2007 - C	12.34	(0.06)		1.03	0.97	—	—	—
2007 - Institutional	13.58	0.10		1.17	1.27	(0.04)	—	(0.04)
2007 - Service	13.10	0.02		1.13	1.15	—	—	—

2006 - A	12.55	0.04		0.61	0.65	— (c)	—	—
2006 - B	11.81	(0.06)		0.58	0.52	—	—	—
2006 - C	11.81	(0.06)		0.59	0.53	—	—	—
2006 - Institutional	12.89	0.09		0.64	0.73	(0.04)	—	(0.04)
2006 - Service	12.43	0.02		0.65	0.67	—	—	—

2005 - A	11.13	0.04	(e)	1.38 (f)	1.42	—	—	—
2005 - B	10.55	(0.04	)(e)	1.30 (f)	1.26	—	—	—
2005 - C	10.55	(0.04	)(e)	1.30 (f)	1.26	—	—	—
2005 - Institutional	11.38	0.08	(e)	1.43 (f)	1.51	—	—	—
2005 - Service	11.04	0.04	(e)	1.35 (f)	1.39	—	—	—

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Reflects income recognized from special dividend which amounted to $0.03 per share and 0.30% of average net assets.

(f)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.

(g)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated the performance would have been 12.67%, 11.85%, 11.85%, 13.18%, and 12.50% for Class A, Class B, Class C, Institutional and Service Shares, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.04	13.42%	$183,762	0.95%		1.13%		1.16%		0.92%		109%
9.26	12.52	10,993	1.70		0.38		1.91		0.17		109
9.26	12.52	14,832	1.70		0.31		1.91		0.10		109
10.33	13.75	543,449	0.55		1.53		0.76		1.32		109
9.95	13.29	125	1.05		1.08		1.26		0.87		109
9.99	13.65	7	0.70		1.25		0.91		1.04		109
9.99	13.21	34	1.20		0.55		1.41		0.34		109

8.94	(27.79)	285,337	0.95	(d)	0.34	(d)	1.14	(d)	0.15	(d)	19
8.23	(27.81)	16,129	1.70	(d)	(0.38	)(d)	1.89	(d)	(0.57	)(d)	19
8.23	(27.87)	16,324	1.70	(d)	(0.41	)(d)	1.89	(d)	(0.60	)(d)	19
9.23	(27.66)	814,036	0.55	(d)	0.74	(d)	0.74	(d)	0.55	(d)	19
8.87	(27.77)	189	1.05	(d)	0.23	(d)	1.24	(d)	0.04	(d)	19
8.92	(27.77)	6	0.70	(d)	0.63	(d)	0.89	(d)	0.44	(d)	19
8.89	(27.78)	6	1.20	(d)	0.13	(d)	1.39	(d)	(0.06	)(d)	19

12.38	(12.96)	434,970	0.95		0.40		1.10		0.25		118
11.40	(13.71)	25,718	1.70		(0.34)		1.85		(0.49)		118
11.41	(13.63)	23,960	1.70		(0.34)		1.85		(0.49)		118
12.76	(12.71)	1,278,322	0.55		0.82		0.70		0.67		118
12.28	(13.11)	273	1.05		0.32		1.20		0.17		118
12.35	(13.86)	9	0.70	(d)	0.63	(d)	0.85	(d)	0.48	(d)	118
12.31	(14.18)	9	1.20	(d)	0.21	(d)	1.35	(d)	0.06	(d)	118

14.36	8.85	678,286	0.95		0.30		1.09		0.16		140
13.31	7.95	49,211	1.70		(0.48)		1.84		(0.62)		140
13.31	7.86	35,896	1.70		(0.48)		1.84		(0.62)		140
14.81	9.39	1,635,283	0.55		0.69		0.69		0.55		140
14.25	8.78	258	1.05		0.12		1.19		(0.02)		140

13.20	5.21	310,386	1.00		0.28		1.16		0.12		111
12.33	4.40	41,947	1.76		(0.52)		1.91		(0.67)		111
12.34	4.49	22,811	1.76		(0.52)		1.91		(0.67)		111
13.58	5.66	488,448	0.60		0.69		0.76		0.53		111
13.10	5.39	260	1.10		0.15		1.26		(0.01)		111

12.55	12.76 (g)	166,792	1.11		0.37	(e)	1.24		0.24	(e)	146
11.81	11.94 (g)	65,545	1.86		(0.32	)(e)	1.99		(0.45	)(e)	146
11.81	11.94 (g)	29,672	1.86		(0.32	)(e)	1.99		(0.45	)(e)	146
12.89	13.27 (g)	263,906	0.71		0.65	(e)	0.84		0.52	(e)	146
12.43	12.59 (g)	227	1.21		0.38	(e)	1.34		0.25	(e)	146

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	$8.60	$0.17	$(0.16)	$0.01	$(0.19)	$—	$(0.19)
2009 - B	8.54	0.12	(0.17)	(0.05)	(0.12)	—	(0.12)
2009 - C	8.54	0.11	(0.16)	(0.05)	(0.13)	—	(0.13)
2009 - Institutional	8.59	0.20	(0.16)	0.04	(0.22)	—	(0.22)
2009 - Service	8.63	0.16	(0.16)	—	(0.18)	—	(0.18)
2009 - IR	8.59	0.18	(0.15)	0.03	(0.21)	—	(0.21)
2009 - R	8.59	0.11	(0.11)	—	(0.18)	—	(0.18)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	11.24	0.03	(2.62)	(2.59)	(0.05)	—	(0.05)
2008 - B	11.16	0.02	(2.62)	(2.60)	(0.02)	—	(0.02)
2008 - C	11.16	0.02	(2.62)	(2.60)	(0.02)	—	(0.02)
2008 - Institutional	11.24	0.04	(2.63)	(2.59)	(0.06)	—	(0.06)
2008 - Service	11.28	0.03	(2.64)	(2.61)	(0.04)	—	(0.04)
2008 - IR	11.23	0.03	(2.62)	(2.59)	(0.05)	—	(0.05)
2008 - R	11.23	0.02	(2.62)	(2.60)	(0.04)	—	(0.04)

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	14.51	0.18	(2.80)	(2.62)	(0.19)	(0.46)	(0.65)
2008 - B	14.39	0.09	(2.78)	(2.69)	(0.08)	(0.46)	(0.54)
2008 - C	14.40	0.09	(2.78)	(2.69)	(0.09)	(0.46)	(0.55)
2008 - Institutional	14.51	0.23	(2.80)	(2.57)	(0.24)	(0.46)	(0.70)
2008 - Service	14.56	0.17	(2.82)	(2.65)	(0.17)	(0.46)	(0.63)
2008 - IR (Commenced November 30, 2007)	13.89	0.15	(2.18)	(2.03)	(0.17)	(0.46)	(0.63)
2008 - R (Commenced November 30, 2007)	13.89	0.11	(2.17)	(2.06)	(0.14)	(0.46)	(0.60)

2007 - A	13.99	0.18	1.06	1.24	(0.17)	(0.55)	(0.72)
2007 - B	13.88	0.07	1.04	1.11	(0.05)	(0.55)	(0.60)
2007 - C	13.90	0.07	1.04	1.11	(0.06)	(0.55)	(0.61)
2007 - Institutional	14.00	0.24	1.04	1.28	(0.22)	(0.55)	(0.77)
2007 - Service	14.06	0.17	1.05	1.22	(0.17)	(0.55)	(0.72)

2006 - A	12.69	0.17	1.51	1.68	(0.14)	(0.24)	(0.38)
2006 - B	12.59	0.07	1.49	1.56	(0.03)	(0.24)	(0.27)
2006 - C	12.60	0.07	1.50	1.57	(0.03)	(0.24)	(0.27)
2006 - Institutional	12.69	0.23	1.50	1.73	(0.18)	(0.24)	(0.42)
2006 - Service	12.73	0.17	1.50	1.67	(0.10)	(0.24)	(0.34)

2005 - A	11.15	0.12	1.76	1.88	(0.09)	(0.25)	(0.34)
2005 - B	11.06	0.03	1.76	1.79	(0.01)	(0.25)	(0.26)
2005 - C	11.07	0.03	1.76	1.79	(0.01)	(0.25)	(0.26)
2005 - Institutional	11.14	0.17	1.77	1.94	(0.14)	(0.25)	(0.39)
2005 - Service	11.18	0.11	1.77	1.88	(0.08)	(0.25)	(0.33)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$8.42	0.37%	$247,183	0.95%		2.28%		1.10%		2.13%		114%
8.37	(0.42)	3,290	1.70		1.58		1.85		1.43		114
8.36	(0.36)	13,110	1.70		1.47		1.85		1.32		114
8.41	0.67	712,253	0.55		2.65		0.70		2.50		114
8.45	0.28	7,364	1.05		2.10		1.20		1.95		114
8.41	0.65	10	0.70		2.30		0.85		2.15		114
8.41	0.26	36	1.20		1.45		1.35		1.30		114

8.60	(23.14)	310,622	0.95	(c)	1.59	(c)	1.10	(c)	1.44	(c)	24
8.54	(23.21)	5,170	1.70	(c)	0.87	(c)	1.85	(c)	0.72	(c)	24
8.54	(23.29)	14,029	1.70	(c)	0.86	(c)	1.85	(c)	0.71	(c)	24
8.59	(23.05)	851,132	0.55	(c)	2.02	(c)	0.70	(c)	1.87	(c)	24
8.63	(23.16)	7,193	1.05	(c)	1.50	(c)	1.20	(c)	1.35	(c)	24
8.59	(23.10)	7	0.70	(c)	1.81	(c)	0.85	(c)	1.66	(c)	24
8.59	(23.21)	6	1.20	(c)	1.33	(c)	1.35	(c)	1.18	(c)	24

11.24	(18.65)	398,881	0.95		1.41		1.05		1.31		130
11.16	(19.22)	7,306	1.70		0.67		1.80		0.57		130
11.16	(19.21)	18,614	1.70		0.67		1.80		0.57		130
11.24	(18.30)	1,027,705	0.55		1.82		0.65		1.72		130
11.28	(18.73)	8,994	1.05		1.31		1.15		1.21		130
11.23	(15.18)	8	0.70	(c)	1.70	(c)	0.80	(c)	1.60	(c)	130
11.23	(15.44)	8	1.20	(c)	1.26	(c)	1.30	(c)	1.16	(c)	130

14.51	8.90	640,535	0.95		1.23		1.04		1.14		119
14.39	8.03	16,587	1.70		0.46		1.79		0.37		119
14.40	7.99	25,946	1.70		0.47		1.79		0.38		119
14.51	9.24	1,444,839	0.55		1.64		0.64		1.55		119
14.56	8.70	14,237	1.05		1.14		1.14		1.05		119

13.99	13.43	438,245	0.99		1.31		1.10		1.20		127
13.88	12.56	19,200	1.75		0.49		1.84		0.40		127
13.90	12.66	22,768	1.75		0.51		1.84		0.41		127
14.00	13.92	715,191	0.59		1.69		0.69		1.59		127
14.06	13.35	1,697	1.11		1.28		1.20		1.19		127

12.69	17.13	186,441	1.10		0.99		1.14		0.95		132
12.59	16.32	20,479	1.85		0.22		1.89		0.18		132
12.60	16.32	20,666	1.85		0.22		1.89		0.18		132
12.69	17.69	384,875	0.70		1.39		0.74		1.35		132
12.73	17.06	799	1.20		0.87		1.24		0.83		132

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	$7.98	$0.04	$0.48	$0.52	$(0.05)	$—	$(0.05)
2009 - B	7.16	(0.01)	0.44	0.43	—	—	—
2009 - C	7.19	(0.01)	0.44	0.43	—	—	—
2009 - Institutional	8.30	0.07	0.51	0.58	(0.10)	—	(0.10)
2009 - Service	7.85	0.04	0.48	0.52	—	—	—
2009 - IR	7.96	0.04	0.50	0.54	(0.08)	—	(0.08)
2009 - R	7.93	(0.01)	0.53	0.52	(0.04)	—	(0.04)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	11.00	0.02	(3.04)	(3.02)	—	—	—
2008 - B	9.89	— (c)	(2.73)	(2.73)	—	—	—
2008 - C	9.94	— (c)	(2.75)	(2.75)	—	—	—
2008 - Institutional	11.45	0.02	(3.17)	(3.15)	—	—	—
2008 - Service	10.84	0.01	(3.00)	(2.99)	—	—	—
2008 - IR	10.98	0.02	(3.04)	(3.02)	—	—	—
2008 - R	10.95	0.01	(3.03)	(3.02)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	12.89	0.01	(1.23)	(1.22)	(0.01)	(0.66)	(0.67)
2008 - B	11.74	(0.06)	(1.13)	(1.19)	—	(0.66)	(0.66)
2008 - C	11.79	(0.06)	(1.13)	(1.19)	—	(0.66)	(0.66)
2008 - Institutional	13.37	0.06	(1.27)	(1.21)	(0.05)	(0.66)	(0.71)
2008 - Service	12.72	0.01	(1.23)	(1.22)	—	(0.66)	(0.66)
2008 - IR (Commenced November 30, 2007)	12.16	0.03	(0.50)	(0.47)	(0.05)	(0.66)	(0.71)
2008 - R (Commenced November 30, 2007)	12.16	(0.01)	(0.49)	(0.50)	(0.05)	(0.66)	(0.71)

2007 - A	13.76	0.04	(0.06)	(0.02)	(0.01)	(0.84)	(0.85)
2007 - B	12.69	(0.06)	(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - C	12.74	(0.06)	(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - Institutional	14.23	0.10	(0.06)	0.04	(0.06)	(0.84)	(0.90)
2007 - Service	13.59	0.02	(0.05)	(0.03)	—	(0.84)	(0.84)

2006 - A	14.55	— (c)	0.35	0.35	—	(1.14)	(1.14)
2006 - B	13.60	(0.10)	0.33	0.23	—	(1.14)	(1.14)
2006 - C	13.64	(0.10)	0.34	0.24	—	(1.14)	(1.14)
2006 - Institutional	14.95	0.06	0.36	0.42	—	(1.14)	(1.14)
2006 - Service	14.40	(0.01)	0.34	0.33	—	(1.14)	(1.14)

2005 - A	12.24	(0.02)	3.02	3.00	—	(0.69)	(0.69)
2005 - B	11.56	(0.11)	2.84	2.73	—	(0.69)	(0.69)
2005 - C	11.60	(0.11)	2.84	2.73	—	(0.69)	(0.69)
2005 - Institutional	12.52	0.04	3.08	3.12	—	(0.69)	(0.69)
2005 - Service	12.13	(0.03)	2.99	2.96	—	(0.69)	(0.69)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Amount is less than 0.005% per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$8.45	6.70%	$130,439	1.25%		0.61%		1.40%		0.46%		141%
7.59	6.01	2,737	2.00		(0.11)		2.15		(0.26)		141
7.62	5.98	11,226	2.00		(0.18)		2.15		(0.33)		141
8.78	7.13	349,989	0.85		0.96		1.00		0.81		141
8.37	6.62	1,588	1.35		0.53		1.50		0.38		141
8.42	7.09	25	1.00		0.52		1.15		0.37		141
8.41	6.61	21	1.50		(0.10)		1.65		(0.25)		141

7.98	(27.45)	162,243	1.25	(d)	0.76	(d)	1.46	(d)	0.55	(d)	31
7.16	(27.60)	3,806	2.00	(d)	0.01	(d)	2.21	(d)	(0.20	)(d)	31
7.19	(27.67)	11,262	2.00	(d)	0.01	(d)	2.21	(d)	(0.20	)(d)	31
8.30	(27.51)	419,179	0.85	(d)	1.16	(d)	1.06	(d)	0.95	(d)	31
7.85	(27.58)	2,121	1.35	(d)	0.66	(d)	1.56	(d)	0.45	(d)	31
7.96	(27.50)	7	1.00	(d)	0.99	(d)	1.21	(d)	0.78	(d)	31
7.93	(27.58)	7	1.50	(d)	0.54	(d)	1.71	(d)	0.33	(d)	31

11.00	(9.73)	211,930	1.25		0.12		1.36		0.01		160
9.89	(10.39)	5,807	2.00		(0.57)		2.11		(0.68)		160
9.94	(10.35)	16,250	2.00		(0.60)		2.11		(0.71)		160
11.45	(9.29)	547,109	0.85		0.54		0.96		0.43		160
10.84	(9.80)	2,904	1.35		0.12		1.46		0.01		160
10.98	(4.14)	10	1.00	(d)	0.36	(d)	1.11	(d)	0.25	(d)	160
10.95	(4.40)	10	1.50	(d)	(0.07	)(d)	1.61	(d)	(0.18	)(d)	160

12.89	(0.76)	208,875	1.26		0.24		1.34		0.16		154
11.74	(1.52)	10,875	2.01		(0.51)		2.09		(0.59)		154
11.79	(1.44)	21,631	2.01		(0.51)		2.09		(0.59)		154
13.37	(0.32)	575,499	0.86		0.64		0.94		0.56		154
12.72	(0.80)	26,406	1.36		0.14		1.44		0.06		154

13.76	2.42	185,508	1.27		—	(e)	1.37		(0.09)		151
12.69	1.66	16,197	2.02		(0.75)		2.11		(0.84)		151
12.74	1.65	25,899	2.02		(0.75)		2.11		(0.84)		151
14.23	2.77	504,101	0.87		0.40		0.97		0.30		151
13.59	2.30	29,501	1.37		(0.09)		1.46		(0.18)		151

14.55	24.97	154,877	1.33		(0.15)		1.41		(0.23)		149
13.60	24.07	19,555	2.08		(0.89)		2.16		(0.97)		149
13.64	24.09	24,901	2.08		(0.90)		2.16		(0.98)		149
14.95	25.57	328,912	0.93		0.25		1.01		0.17		149
14.40	24.86	38,412	1.43		(0.26)		1.51		(0.34)		149

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	realized
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	gains

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2009 - A	$12.66	$(0.01)	$1.58	$1.57	$—
2009 - B	11.07	(0.08)	1.36	1.28	—
2009 - C	11.16	(0.09)	1.38	1.29	—
2009 - Institutional	13.88	0.04	1.75	1.79	—
2009 - IR	12.68	0.03	1.59	1.62	—
2009 - R	12.63	(0.06)	1.58	1.52	—

2008 - A	36.25	(0.05)	(9.43)	(9.48)	(14.11)
2008 - B	33.77	(0.17)	(8.42)	(8.59)	(14.11)
2008 - C	33.92	(0.17)	(8.48)	(8.65)	(14.11)
2008 - Institutional	38.18	0.02	(10.21)	(10.19)	(14.11)
2008 - IR (commenced November 30, 2007)	33.22	(0.01)	(6.42)	(6.43)	(14.11)
2008 - R (commenced November 30, 2007)	33.22	(0.08)	(6.40)	(6.48)	(14.11)

2007 - A	32.78	(0.27)	5.59	5.32	(1.85)
2007 - B	30.83	(0.46)	5.25	4.79	(1.85)
2007 - C	30.96	(0.46)	5.27	4.81	(1.85)
2007 - Institutional	34.28	(0.12)	5.87	5.75	(1.85)

2006 - A	28.23	(0.38)	6.64	6.26	(1.71)
2006 - B	26.79	(0.52)	6.27	5.75	(1.71)
2006 - C	26.89	(0.52)	6.30	5.78	(1.71)
2006 - Institutional	29.32	(0.26)	6.93	6.67	(1.71)

2005 - A	26.45	(0.26)	2.04	1.78	—
2005 - B	25.25	(0.40)	1.94	1.54	—
2005 - C	25.34	(0.40)	1.95	1.55	—
2005 - Institutional	27.35	(0.14)	2.11	1.97	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

											Ratios assuming no
											expense reductions
									Ratio of
					Ratio of		Ratio of		net investment				Ratio of
		Net assets,	Ratio of		net expenses		net investment		income (loss)		Ratio of		net investment
Net asset		end of	net expenses		(not including		income (loss)		(not including		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		fees paid		to average		fees paid		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		indirectly)		net assets		indirectly)		net assets		net assets		rate

$14.23	12.40%	$19,090	1.25%		1.25%		(0.06)%		(0.06)%		2.44%		(1.25)%		193%
12.35	11.56	7,608	2.00		2.00		(0.78)		(0.78)		3.19		(1.97)		193
12.45	11.56	4,793	2.00		2.00		(0.82)		(0.82)		3.19		(2.01)		193
15.67	12.90	4,026	0.85		0.85		0.31		0.31		2.04		(0.88)		193
14.30	12.78	7	1.00		1.00		0.18		0.18		2.19		(1.01)		193
14.15	12.03	42	1.50		1.50		(0.44)		(0.44)		2.69		(1.63)		193

12.66	(39.66)	19,402	1.25		1.25		(0.32)		(0.32)		2.00		(1.07)		182
11.07	(40.12)	10,176	2.00		2.00		(1.07)		(1.07)		2.75		(1.82)		182
11.16	(40.12)	4,918	2.00		2.00		(1.07)		(1.07)		2.75		(1.82)		182
13.88	(39.44)	3,662	0.85		0.85		(0.12)		(0.12)		1.60		(0.87)		182
12.68	(34.14)	7	1.00	(c)	1.00	(c)	(0.06	)(c)	(0.06	)(c)	1.75	(c)	(0.81	)(c)	182
12.63	(34.40)	7	1.50	(c)	1.50	(c)	(0.40	)(c)	(0.40	)(c)	2.25	(c)	(1.15	)(c)	182

36.25	17.04	45,070	1.25		1.51		(0.79)		(1.05)		2.17		(1.70)		154
33.77	16.32	26,184	1.87		2.13		(1.40)		(1.67)		2.78		(2.32)		154
33.92	16.32	11,911	1.87		2.13		(1.40)		(1.67)		2.78		(2.32)		154
38.18	17.53	15,686	0.79		1.10		(0.33)		(0.63)		1.74		(1.28)		154

32.78	23.15	47,721	1.60		1.65		(1.25)		(1.30)		2.18		(1.83)		60
30.83	22.40	30,515	2.15		2.20		(1.80)		(1.85)		2.73		(2.37)		60
30.96	22.48	13,294	2.15		2.20		(1.80)		(1.85)		2.73		(2.37)		60
34.28	23.71	19,037	1.15		1.20		(0.80)		(0.85)		1.73		(1.38)		60

28.23	6.69	42,959	1.20		1.65		(0.92)		(1.37)		2.23		(1.95)		146
26.79	6.14	33,060	1.75		2.20		(1.47)		(1.92)		2.78		(2.50)		146
26.89	6.12	13,431	1.75		2.20		(1.47)		(1.92)		2.78		(2.50)		146
29.32	7.20	11,836	0.75		1.20		(0.47)		(0.92)		1.78		(1.50)		146

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions to
		investment operations			shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,*

2009 - A	$18.62	$0.18	$0.25	$0.43	$(0.27)	$—	$(0.27)
2009 - B	13.16	0.05	0.19	0.24	(0.16)	—	(0.16)
2009 - C	14.84	0.05	0.18	0.23	(0.13)	—	(0.13)
2009 - Institutional	22.89	0.31	0.28	0.59	(0.37)	—	(0.37)
2009 - IR	18.69	0.22	0.21	0.43	(0.34)	—	(0.34)
2009 - R	18.62	0.12	0.23	0.35	(0.23)	—	(0.23)

2008 - A	89.04	0.14	(14.42)	(14.28)	—	(56.14)	(56.14)
2008 - B	81.13	(0.07)	(11.76)	(11.83)	—	(56.14)	(56.14)
2008 - C	83.58	— (c)	(12.60)	(12.60)	—	(56.14)	(56.14)
2008 - Institutional	95.27	0.42	(16.66)	(16.24)	—	(56.14)	(56.14)
2008 - IR (Commenced November 30, 2007)	81.41	0.21	(6.79)	(6.58)	—	(56.14)	(56.14)
2008 - R (Commenced November 30, 2007)	81.41	0.14	(6.79)	(6.65)	—	(56.14)	(56.14)

2007 - A	92.33	(0.35)	7.42	7.07	(0.21)	(10.15)	(10.36)
2007 - B	85.26	(0.84)	6.86	6.02	—	(10.15)	(10.15)
2007 - C	87.57	(0.84)	7.00	6.16	—	(10.15)	(10.15)
2007 - Institutional	98.14	— (c)	7.98	7.98	(0.70)	(10.15)	(10.85)

2006 - A	80.43	0.35	14.70	15.05	—	(3.15)	(3.15)
2006 - B	74.90	(0.14)	13.65	13.51	—	(3.15)	(3.15)
2006 - C	76.86	(0.14)	14.00	13.86	—	(3.15)	(3.15)
2006 - Institutional	84.91	0.77	15.61	16.38	—	(3.15)	(3.15)

2005 - A	73.15	(0.35)	8.61	8.26	—	(0.98)	(0.98)
2005 - B	68.53	(0.70)	8.05	7.35	—	(0.98)	(0.98)
2005 - C	70.28	(0.77)	8.33	7.56	—	(0.98)	(0.98)
2005 - Institutional	76.79	— (c)	9.10	9.10	—	(0.98)	(0.98)

* All per share amounts representing data prior to February 9, 2009 have been restated to reflect a 7 for 1 reverse stock split which occurred on that date.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total Return would be reduced is a sale or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

(c)	Amount is less than $0.005 per share.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

									Ratios assuming no
								Ratio of	expense reductions
					Ratio of		Ratio of	net investment			Ratio of
		Net assets,	Ratio of		net expenses		net investment	income (loss)	Ratio of		net investment
Net asset		end of	net expenses		(not including		income (loss)	(not including	total expenses		income (loss)	Portfolio
value, end	Total	year	to average		fees paid		to average	fees paid	to average		to average	turnover
of year	return(b)	(in 000s)	net assets		indirectly)		net assets	indirectly)	net assets		net assets	rate

$18.78	2.64%	$79,873	1.25%		1.25%		1.11%	1.11%	1.69%		0.67%	164%
13.24	2.27	27,689	2.00		2.00		0.42	0.42	2.44		(0.02)	164
14.94	1.61	20,883	2.00		2.00		0.38	0.38	2.44		(0.06)	164
23.11	2.97	1,244	0.85		0.85		1.55	1.55	1.29		1.11	164
18.78	2.43	7	1.00		1.00		1.34	1.34	1.44		0.90	164
18.74	2.17	79	1.50		1.50		0.68	0.68	1.94		0.24	164

18.62	(33.48)	85,992	1.25		1.25		0.71	0.71	1.53		0.43	147
13.16	(34.04)	43,039	2.00		2.00		(0.05)	(0.05)	2.28		(0.33)	147
14.84	(33.89)	26,503	2.00		2.00		(0.05)	(0.05)	2.28		(0.33)	147
22.89	(33.07)	1,599	0.85		0.85		1.05	1.05	1.13		0.77	147
18.69	(27.00)	7	1.00	(d)	1.00	(d)	1.03 (d)	1.03 (d)	1.28	(d)	0.75 (d)	147
18.62	(27.27)	7	1.50	(d)	1.50	(d)	0.60 (d)	0.60 (d)	1.78	(d)	0.32 (d)	147

89.04	8.15	213,172	1.20		1.49		(0.40)	(0.69)	1.58		(0.78)	97
81.13	7.45	117,553	1.82		2.10		(1.03)	(1.31)	2.19		(1.39)	97
83.58	7.41	70,151	1.82		2.10		(1.01)	(1.29)	2.19		(1.39)	97
95.27	8.57	16,005	0.73		1.07		(0.04)	(0.38)	1.14		(0.45)	97

92.33	19.38	264,595	1.59		1.60		0.38	0.37	1.60		0.37	4
85.26	18.73	175,297	2.14		2.15		(0.15)	(0.16)	2.15		(0.16)	4
87.57	18.71	92,123	2.14		2.15		(0.16)	(0.17)	2.15		(0.17)	4
98.14	19.94	25,954	1.14		1.15		0.82	0.82	1.15		0.82	4

80.43	11.35	252,526	1.63		1.64		(0.40)	(0.41)	1.64		(0.41)	4
74.90	10.78	198,305	2.18		2.19		(0.95)	(0.96)	2.19		(0.96)	4
76.86	10.81	107,803	2.18		2.19		(0.95)	(0.96)	2.19		(0.96)	4
84.91	11.91	21,728	1.18		1.19		0.05	0.04	1.19		0.04	4

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	$19.02	$0.31		$0.87	$1.18	$(0.38)	$(0.07)	$(0.45)
2009 - B	17.63	0.18		0.82	1.00	(0.13)	(0.07)	(0.20)
2009 - C	17.50	0.16		0.82	0.98	(0.20)	(0.07)	(0.27)
2009 - Institutional	19.52	0.38		0.91	1.29	(0.49)	(0.07)	(0.56)
2009 - Service	18.84	0.29		0.88	1.17	(0.28)	(0.07)	(0.35)
2009 - IR	18.96	0.34		0.87	1.21	(0.45)	(0.07)	(0.52)
2009 - R	18.89	0.16		0.98	1.14	(0.33)	(0.07)	(0.40)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	24.97	0.04		(5.99)	(5.95)	—	—	—
2008 - B	23.18	0.02		(5.57)	(5.55)	—	—	—
2008 - C	23.01	0.02		(5.53)	(5.51)	—	—	—
2008 - Institutional	25.61	0.06		(6.15)	(6.09)	—	—	—
2008 - Service	24.74	0.04		(5.94)	(5.90)	—	—	—
2008 - IR	24.88	0.05		(5.97)	(5.92)	—	—	—
2008 - R	24.81	0.04		(5.96)	(5.92)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	33.30	0.29		(4.86)	(4.57)	(0.34)	(3.42)	(3.76)
2008 - B	31.17	0.08		(4.54)	(4.46)	(0.11)	(3.42)	(3.53)
2008 - C	31.01	0.07		(4.49)	(4.42)	(0.16)	(3.42)	(3.58)
2008 - Institutional	34.07	0.42		(4.98)	(4.56)	(0.48)	(3.42)	(3.90)
2008 - Service	32.98	0.26		(4.80)	(4.54)	(0.28)	(3.42)	(3.70)
2008 - IR (Commenced November 30, 2007)	33.02	0.26		(4.49)	(4.23)	(0.49)	(3.42)	(3.91)
2008 - R (Commenced November 30, 2007)	33.02	0.17		(4.48)	(4.31)	(0.48)	(3.42)	(3.90)

2007 - A	31.79	0.28		2.61	2.89	(0.27)	(1.11)	(1.38)
2007 - B	29.92	0.03		2.45	2.48	(0.12)	(1.11)	(1.23)
2007 - C	29.78	0.02		2.45	2.47	(0.13)	(1.11)	(1.24)
2007 - Institutional	32.48	0.42		2.66	3.08	(0.38)	(1.11)	(1.49)
2007 - Service	31.50	0.24		2.59	2.83	(0.24)	(1.11)	(1.35)

2006 - A	29.13	0.24		2.53	2.77	(0.11)	—	(0.11)
2006 - B	27.52	—	(d)	2.40	2.40	—	—	—
2006 - C	27.39	0.01		2.38	2.39	—	—	—
2006 - Institutional	29.72	0.38		2.56	2.94	(0.18)	—	(0.18)
2006 - Service	28.88	0.21		2.50	2.71	(0.09)	—	(0.09)

2005 - A	25.81	0.26	(e)	3.28	3.54	(0.22)	—	(0.22)
2005 - B	24.39	0.05	(e)	3.09	3.14	(0.01)	—	(0.01)
2005 - C	24.30	0.05	(e)	3.07	3.12	(0.03)	—	(0.03)
2005 - Institutional	26.32	0.36	(e)	3.37	3.73	(0.33)	—	(0.33)
2005 - Service	25.60	0.23	(e)	3.25	3.48	(0.20)	—	(0.20)

* The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

(d)	Amount is less than $0.005 per share.

(e)	Reflects income recognized from a special dividend which amounted to $0.10 per share and 0.03% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$19.75	6.57%	$328,575	0.95%		1.75%		1.19%		1.51%		122%
18.43	5.83	25,269	1.70		1.14		1.94		0.90		122
18.21	5.82	37,716	1.70		0.99		1.94		0.75		122
20.25	7.04	153,872	0.55		2.14		0.79		1.90		122
19.66	6.50	2,117	1.05		1.68		1.29		1.44		122
19.65	6.83	7	0.70		1.93		0.94		1.69		122
19.63	6.39	50	1.20		0.89		1.44		0.65		122

19.02	(23.83)	384,949	0.95	(c)	1.16	(c)	1.22	(c)	0.89	(c)	27
17.63	(23.94)	47,671	1.70	(c)	0.46	(c)	1.97	(c)	0.19	(c)	27
17.50	(23.95)	42,816	1.70	(c)	0.41	(c)	1.97	(c)	0.14	(c)	27
19.52	(23.78)	177,704	0.55	(c)	1.57	(c)	0.82	(c)	1.30	(c)	27
18.84	(23.85)	2,949	1.05	(c)	1.05	(c)	1.32	(c)	0.78	(c)	27
18.96	(23.79)	6	0.70	(c)	1.48	(c)	0.97	(c)	1.21	(c)	27
18.89	(23.86)	6	1.20	(c)	0.99	(c)	1.47	(c)	0.72	(c)	27

24.97	(15.39)	530,590	0.95		1.03		1.13		0.85		96
23.18	(16.04)	77,406	1.70		0.28		1.88		0.10		96
23.01	(16.01)	58,873	1.70		0.28		1.88		0.10		96
25.61	(15.09)	253,353	0.55		1.40		0.73		1.22		96
24.74	(15.43)	3,908	1.05		0.91		1.23		0.73		96
24.88	(14.61)	9	0.70	(c)	1.30	(c)	0.88	(c)	1.12	(c)	96
24.81	(14.89)	9	1.20	(c)	0.85	(c)	1.38	(c)	0.67	(c)	96

33.30	9.11	863,259	0.95		0.82		1.10		0.67		119
31.17	8.27	154,414	1.70		0.09		1.85		(0.06)		119
31.01	8.27	100,803	1.70		0.07		1.85		(0.08)		119
34.07	9.56	594,020	0.55		1.22		0.70		1.07		119
32.98	9.01	15,884	1.05		0.72		1.20		0.57		119

31.79	9.51	611,999	0.99		0.79		1.15		0.64		129
29.92	8.72	78,110	1.75		0.01		1.90		(0.13)		129
29.78	8.73	36,628	1.75		0.03		1.90		(0.12)		129
32.48	9.97	644,250	0.59		1.22		0.75		1.06		129
31.50	9.39	13,019	1.09		0.70		1.25		0.55		129

29.13	13.75	477,204	1.09		0.93	(e)	1.19		0.83	(e)	142
27.52	12.87	108,595	1.84		0.19	(e)	1.94		0.09	(e)	142
27.39	12.86	38,380	1.84		0.20	(e)	1.94		0.10	(e)	142
29.72	14.16	269,545	0.69		1.23	(e)	0.79		1.13	(e)	142
28.88	13.61	10,328	1.15		0.84	(e)	1.25		0.74	(e)	142

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Structured Domestic Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Structured Small Cap Value Fund and Goldman Sachs Structured U.S. Equity Fund (collectively the “Structured Domestic Equity Funds”), portfolios of Goldman Sachs Trust, at October 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Structured Domestic Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 22, 2009

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 through October 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Fund				Structured Large Cap Growth Fund				Structured Large Cap Value Fund				Structured Small Cap Equity Fund
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	5/01/09	10/31/09		10/31/09*	5/01/09	10/31/09		10/31/09*	5/01/09	10/31/09		10/31/09*	5/01/09	10/31/09		10/31/09*
Class A
Actual	$1,000.00	$1,192.60		$5.83	$1,000.00	$1,172.90		$5.23	$1,000.00	$1,193.80		$5.24	$1,000.00	$1,185.10		$6.91
Hypothetical 5% return	1,000.00	1,019.88	+	5.38	1,000.00	1,020.40	+	4.86	1,000.00	1,020.43	+	4.82	1,000.00	1,018.88	+	6.38

Class B
Actual	1,000.00	1,187.30		9.95	1,000.00	1,169.20		9.32	1,000.00	1,188.90		9.36	1,000.00	1,182.20		11.02
Hypothetical 5% return	1,000.00	1,016.10	+	9.18	1,000.00	1,016.62	+	8.66	1,000.00	1,016.65	+	8.62	1,000.00	1,015.10	+	10.18

Class C
Actual	1,000.00	1,187.30		9.96	1,000.00	1,169.20		9.32	1,000.00	1,187.90		9.36	1,000.00	1,181.40		11.03
Hypothetical 5% return	1,000.00	1,016.10	+	9.18	1,000.00	1,016.61	+	8.66	1,000.00	1,016.65	+	8.63	1,000.00	1,015.10	+	10.18

Institutional
Actual	1,000.00	1,195.70		3.63	1,000.00	1,175.20		3.04	1,000.00	1,194.70		3.03	1,000.00	1,186.70		4.71
Hypothetical 5% return	1,000.00	1,021.90	+	3.35	1,000.00	1,022.41	+	2.82	1,000.00	1,022.45	+	2.79	1,000.00	1,020.90	+	4.35

Service
Actual	N/A	N/A		N/A	1,000.00	1,172.00		5.77	1,000.00	1,192.40		5.79	1,000.00	1,183.90		7.45
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.89	+	5.37	1,000.00	1,019.92	+	5.33	1,000.00	1,018.38	+	6.89

Class IR
Actual	N/A	N/A		N/A	1,000.00	1,173.90		4.06	1,000.00	1,195.60		3.87	1,000.00	1,187.60		5.63
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,021.47	+	3.78	1,000.00	1,021.68	+	3.74	1,000.00	1,020.06	+	5.20

Class R
Actual	N/A	N/A		N/A	1,000.00	1,172.50		6.55	1,000.00	1,192.80		6.63	1,000.00	1,184.50		8.26
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.18	+	6.09	1,000.00	1,019.16	+	6.11	1,000.00	1,017.64	+	7.63

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2009 (Unaudited) (continued)

	Structured Small Cap Growth Fund				Structured Small Cap Value Fund				Structured U.S. Equity Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	5/01/09	10/31/09		10/31/09*	5/01/09	10/31/09		10/31/09*	5/01/09	10/31/09		10/31/09*
Class A
Actual	$1,000.00	$1,173.10		$6.87	$1,000.00	$1,190.10		$6.92	$1,000.00	$1,183.30		$5.25
Hypothetical 5% return	1,000.00	1,018.88	+	6.38	1,000.00	1,018.88	+	6.38	1,000.00	1,020.40	+	4.86

Class B
Actual	1,000.00	1,168.40		10.95	1,000.00	1,186.40		11.04	1,000.00	1,179.10		9.36
Hypothetical 5% return	1,000.00	1,015.11	+	10.17	1,000.00	1,015.11	+	10.18	1,000.00	1,016.62	+	8.66

Class C
Actual	1,000.00	1,167.90		10.95	1,000.00	1,185.70		11.04	1,000.00	1,178.60		9.36
Hypothetical 5% return	1,000.00	1,015.10	+	10.18	1,000.00	1,015.10	+	10.18	1,000.00	1,016.62	+	8.66

Institutional
Actual	1,000.00	1,174.70		4.68	1,000.00	1,192.50		4.69	1,000.00	1,186.30		3.05
Hypothetical 5% return	1,000.00	1,020.90	+	4.35	1,000.00	1,020.92	+	4.33	1,000.00	1,022.41	+	2.83

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,182.90		5.79
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.90	+	5.36

Class IR
Actual	1,000.00	1,174.10		5.58	1,000.00	1,191.60		5.59	1,000.00	1,184.40		4.04
Hypothetical 5% return	1,000.00	1,020.07	+	5.19	1,000.00	1,020.16	+	5.15	1,000.00	1,021.51	+	3.73

Class R
Actual	1,000.00	1,170.40		8.27	1,000.00	1,188.30		8.35	1,000.00	1,181.80		6.62
Hypothetical 5% return	1,000.00	1,017.59	+	7.69	1,000.00	1,017.64	+	7.70	1,000.00	1,019.14	+	6.12

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Balanced	1.06%	1.81%	1.81%	0.66%	N/A	N/A	N/A
Structured Large Cap Growth	0.95	1.70	1.70	0.55	1.05%	0.70%	1.20%
Structured Large Cap Value	0.95	1.70	1.70	0.55	1.05	0.70	1.20
Structured Small Cap Equity	1.25	2.00	2.00	0.85	1.35	1.00	1.50
Structured Small Cap Growth	1.25	2.00	2.00	0.85	N/A	1.00	1.50
Structured Small Cap Value	1.25	2.00	2.00	0.85	N/A	1.00	1.50
Structured U.S. Equity	0.95	1.70	1.70	0.55	1.05	0.70	1.20

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Balanced, Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, Goldman Sachs Structured Small Cap Equity, Goldman Sachs Structured Small Cap Growth, Goldman Sachs Structured Small Cap Value and Goldman Sachs Structured U.S. Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates;
(b)	the Funds’ investment performance;
(c)	the Funds’ management fee arrangements;
(d)	the voluntary undertakings of the Investment Adviser to reimburse certain fees and expenses of the Funds that exceed specified levels and the estimated annualized savings realized by the Funds from those undertakings;
(e)	potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreement;
(f)	the relative expense levels of the Funds as compared to those of comparable funds managed by the Investment Adviser, as well as those managed by other advisers;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements;
(i)	a summary of fee concessions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(j)	capacity issues relating to the securities in which the Funds invest;
(k)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(l)	information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds;
(m)	the current pricing of services provided by, and the profitability of, the Funds’ transfer agent, Goldman, Sachs & Co. (“Goldman Sachs”); and
(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (c) the groups or teams within the Investment Adviser that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology; (d) whether certain reductions in headcount due to the economic environment were likely to affect the quality of the services provided to the Funds; (e) the Investment

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services; (h) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Funds; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (j) an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues; (k) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; (l) the Investment Adviser’s approach to risk management; (m) an overview of the Funds’ distribution plan; and (n) an annual review of the effectiveness of the Funds’ compliance program. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to each Fund, and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time and any breakpoints in the fee rates payable by each Fund under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, share purchase and redemption activity, the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with certain of those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured Small Cap Equity Funds’ Service Shares. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.
Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees regularly received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Adviser had demonstrated a willingness and an ability to commit substantial financial and other resources to the operations of the Funds and had represented that it will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance
The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. This information on each Fund’s investment performance relative to that of its peers was provided for the one-, three-, five- and ten-year periods ended December 31, 2008, to the extent that each Fund had been in existence for those periods. The Independent Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark(s). The Independent Trustees also compared the performance of the Structured Large Cap Growth, Structured Large Cap Value and Structured U.S. Equity Funds to that of the Investment Adviser’s institutional composites of the performance of other accounts having similar investment objectives and policies (the investment objectives and policies of the other Funds were not sufficiently similar to those of any of the Investment Adviser’s institutional composites to warrant such a comparison for those Funds). In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions, and illiquidity in certain market sectors, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations.
In connection with the performance of the Balanced Fund’s fixed income component, the Trustees noted that the Fund’s recent performance challenges were attributable in large part to investments in certain asset classes, such as non-agency mortgage-backed securities or corporate debt issued by financial services companies, that performed poorly in 2008 due to investor aversion to risk and resulting market illiquidity, which depressed the prices of these securities. The Trustees recognized that the market events of 2008 were in many respects unprecedented, and that there was potential for the Fund to recover some of the unrealized losses on certain portfolio holdings in the future. In connection with performance of each Fund (including the Balanced Fund’s equity component), the Trustees noted the unusual market conditions prevailing in 2007 and 2008. The Trustees also noted that, in response to market events of 2007 and 2008, the Investment Adviser had taken a number of steps intended to improve Fund performance, including making certain changes to the Quantitative Investment Strategies (“QIS”) team’s personnel and making adjustments to the QIS team’s investment process used to manage the Funds (which among other things included changes in trading strategies and enhancements to the models). The Trustees discussed these measures and the Funds’ recent performance at length with senior management of the Investment Adviser and concluded that the Investment Adviser’s continued management likely would benefit each of these Funds and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (two years in the case of Structured Small Cap Value and Structured Small Cap Growth Funds), comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the management fee payable by each Fund. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which operated under less stringent legal and regulatory structures, were in some instances subject to different investment guidelines, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders are able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2008 and 2007, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

		Structured	Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	Small Cap	Small Cap	Structured
Average Daily	Balanced	Growth	Value	Equity	Growth	Value	U.S. Equity
Net Assets	Fund	Fund	Fund	Fund	Fund	Fund	Fund

First $1 billion	0.65%	0.65%	0.60%	0.85%	0.85%	0.85%	0.65%
Next $1 billion	0.59	0.59	0.54	0.85	0.85	0.85	0.59
Next $3 billion	0.56	0.56	0.51	0.77	0.77	0.77	0.56
Next $3 billion	0.55	0.55	0.50	0.73	0.73	0.73	0.55
Over $8 billion	0.54	0.54	0.49	0.72	0.72	0.72	0.54

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders would participate in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s voluntary undertakings to limit fees and other expenses to certain amounts. Upon reviewing these matters at the Annual Contract Meeting, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) soft dollar benefits received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor;

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the Investment Adviser’s ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business.

Other Benefits to the Funds and Their Shareholders
The Independent Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2010.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				94	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	94	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	94	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	94	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2009, the Trust consisted of 81 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios. The Goldman Sachs Municipal Opportunity Fund does not currently offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 41	Vice President and Principal Financial Officer	Since 2008 Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Principal Financial Officer—Goldman Sachs Mutual Fund Complex (October 2009-Present); and Vice President—Goldman Sachs Mutual Fund Complex (August 2008-Present.)

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 32 Old Slip New York, NY 10005 Age: 38	Treasurer	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 Goldman Sachs Trust — Structured Domestic Equity Funds — Tax Information (Unaudited)

For the fiscal year ended October 31, 2009, 52.53%, 100%, 100%, 100%, 100%, and 100% of the dividends paid from net investment company taxable income by the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Value, and Structured U.S. Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Structured U.S. Equity Fund designates fiscal $2,186,582, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2009. Of the amount designated by the Structured U.S. Equity Fund, $2,186,582, is taxed at a maximum rate of 15% while the balance (if any) is taxed at a maximum rate of 25%.

For the fiscal year ended October 31, 2009, 56.71%, 100%, 100%, 100%, 100% and 100% of the dividends paid from net investment company taxable income by the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Value, and Structured U.S. Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $789.8 billion in assets under management as of September 30, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration Government Fund
■ Short Duration Government Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Small Cap Value Fund

Structured Equity
■ Balanced Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund
■ Structured International Equity Fund
■ Structured International Equity Flex Fund
■ Structured International Small Cap Fund
■ Structured Emerging Markets Equity Fund
Fund of Funds[2] ■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity Portfolio
■ Tax-Advantaged Global Equity Portfolio

Retirement Strategies[2] Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[2] ■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An Investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Select Satellite category.

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer* Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer* * Effective October 16, 2009

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

A prospectus for the Funds containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2009 Goldman, Sachs & Co. All rights reserved. 30182.MF.TMPL STDOMAR / 96.1K / 12-09

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2009	2008	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,902,425	$1,262,776	Financial Statement audits. For 2008, $449,867 represents audit fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$164,192	$232,222	Other attest services. For 2009, $17,800 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$611,246	$439,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2009, $145,994 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2009	2008	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,509,000	$1,097,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

All Other Fees:

• PwC	$0	$50,000	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Fund’s adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the years ended October 31, 2009 and October 31, 2008 were approximately $775,438 and $672,072 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended December 31, 2008 and December 31, 2007 were approximately $5.8 million and $5.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2008 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President
Goldman Sachs Trust

Date:	December 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President
Goldman Sachs Trust

Date:	December 29, 2009

By:	/s/ George. F. Travers

George. F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 29, 2009